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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-03459

                            Penn Series Funds, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                600 Dresher Road
                               Horsham, PA 19044
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               (Address of principal executive offices) (Zip code)

                                    Clay Luby
                             Penn Series Funds, Inc.
                                600 Dresher Road
                                Horsham, PA 19044
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                     (Name and address of agent for service)


Registrant's telephone number, including area code: (215) 956-8208

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.


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ITEM 1. PENN SERIES FUNDS, INC. SEMI-ANNUAL REPORT AT JUNE 30, 2004.


Dear Investor:

The first half of 2004 has witnessed calmer, more range bound markets than seen over the past few years. The stock market has essentially been caught in a giant tug of war between two competing influences. On the bullish side, strong growth and exceptional corporate earnings have boosted the attractiveness of common stock. On the bearish side, already high valuations of common stock coupled with rising interest rates create more sellers. We believe these two factors are the prime reasons for the relatively quiet, range bound market of the first two quarters and that this environment will continue to play out into the second half of the year.

Fixed income securities have also been for the most part range bound albeit with an upward tilt in yields for the first half of the year. In the first quarter bond yields fell as the anticipated Federal Reserve tightening appeared to be put on hold. In the second quarter, bonds posted their worst quarter in ten years as growth and inflation reawakened Federal Reserve tightening fears. However, net for the first half of the year bonds returned modest changes.

The Federal Reserve began to raise the Federal Funds rate on June 30. We believe this is a significant event for capital markets over the intermediate term even though the financial markets have anticipated the actual tightening. The Federal Reserve has been highly cautious in removing the monetary stimulus in this economic recovery that began late in 2001, and has left real interest rates at a negative level for a long time (the real interest rate is the actual rate minus the level of inflation). As a result, the Federal Reserve has much catch up to do in terms of raising rates. Most estimates of a "neutral" Federal Funds rate are in the 3%-4% area. Currently the rate is 1.25%. We expect the Federal Reserve will continue to ratchet up interest rates for at least the next 12 months at a fairly gradual pace until that "neutral" rate is achieved. The risk is that on a cyclical basis the inflation rate goes up faster than expected and the Federal Reserve must raise rates in a faster and larger way than what the markets expect.

For the second half of the year, we expect that the range bound market for stocks will continue to be pulled between the factors discussed above. Bonds will have their more significant influence, the Federal Reserve, working against them thus making positive returns more difficult, we expect flat to negative returns in the second half for bonds.

As we get closer to 2005 however, we would begin to be more concerned about the prospects for equities. At that point an expected slowing economy with slower earnings, coupled with a continued tighter monetary policy and higher interest rates in general may make achieving positive returns in the stock market more difficult. Obvious wildcards in this scenario include the election outcome and terrorism/Iraq issues. We don't presume to have the knowledge to forecast these issues other than to recognize that they will have significant influences over the capital markets in the months to come.

Thank you for your continuing business. For more information on how Penn Mutual can assist you with your financial needs, please contact your sales representative.

Sincerely,

/s/ Peter M. Sherman
---------------------------------------
Peter M. Sherman
Chief Investment Officer
The Penn Mutual Life Insurance Company
President
Penn Series Funds, Inc.


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PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

QUALITY BOND FUND

The Penn Series Quality Bond Fund returned 0.10% for the six months ended June 30, 2004, compared to the 0.18% return for its benchmark, the Citigroup B.I.G. Index.

The Fund managed slightly positive results in the first half even as interest rates rose and the bond indices suffered their worst quarterly performance since 1994 in the second quarter. Relative performance for the quarter was supported by our defensive duration position and our "barbell" yield curve position in which more of our duration exposure was placed on the long end of the yield curve, which suffered the least interest rate increases.

Interest rates fell in the first quarter as an anticipated Federal Reserve tightening appeared to be put on hold. The bond market in the second quarter then posted their worst quarterly performance in ten years. Much of the sell-off in bonds in the second quarter was precipitated by indications that the Federal Reserve was about to embark on a cyclical tightening period. Indeed, the Federal Reserve did tighten on June 30 and indicated that many more interest rate hikes were in order. While the Federal Reserve has hinted strongly that their approach would be "measured" the Federal Funds rate remains below the rate of inflation in a period of strong economic growth and rising inflation. In other words, the Federal Reserve has been slow in coming around to tightening and thus has much catch up to do. We expect that the Federal Funds rate will rise to 2% by year-end and approximately 3% one year from now.

This will be a headwind against positive returns for the bond market in coming months. We expect a bearish flattener to develop, in which bond yields will generally rise but most of the rise will be in the front end of the yield curve or in 2-5 year maturity securities. Year to date we have witnessed a significant portion of that wherein the 30 year maturity Treasury bonds have risen 22 basis points by mid year while the 2 year maturity has risen 86 basis points. The Penn Series Quality Bond Fund has been and will continue to be positioned for this flattening of the yield curve. We remain defensively positioned overall on duration expecting interest rates to continue to grind higher led by inflation fears and continued Federal Reserve tightening.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

HIGH YIELD BOND FUND

The Penn Series High Yield Bond Fund returned 1.20% for the six months ended June 30, 2004, compared to the 2.47% return for its benchmark, the CSFB High Yield Bond Index.

After a strong 2003, high-yield bonds struggled in the first half of 2004. The market continued to post gains during the first quarter, largely on the back of strong economic news. Interest rates on intermediate- and long-maturity credits rose in the second quarter, however, resulting in losses. On the last day of the second quarter, the Federal Open Market Committee hiked the Fed Funds rate a quarter point to 1.25%, its first rate increase in four years. The well-telegraphed move and the Fed's accompanying policy statement held no surprises.

The economy gathered strength over the past six months. GDP growth for the first-quarter was revised downward from earlier estimates of 4.4% to an annualized 3.9% - lower than expected, but still impressive following a strong advance in the second half of 2003. The strength has continued in the second quarter. We believe that the labor market has established a solid trend of job growth in recent months, suggesting that the economy is poised for an extended period of economic expansion. Positive corporate cash flows and healthy balance sheets, in our view, are underpinning business spending, and this sound financial base should support high-yield companies, which tend to be highly sensitive to the economic cycle.

In the first quarter, we began to pare our position in lower-grade names, after increasing our CCC exposure to unusually high levels in 2003. We sold CCCs because we believe that these speculative credits, recently yielding just 8% to 9%, do not provide enough yield to compensate us for the risk. We continued that strategy throughout the second quarter.

Over the past six months, we also reduced our exposure to lower-yielding credits. We believe that we are well positioned in shorter-duration, higher-coupon B rated bonds. These credits have defensive characteristics that should allow them to hold their value in the face of rising rates. We are, and have historically been, overweight the middle part of the high yield market--single B rated bonds--at the expense of the "tails" of the market. The tails are higher-quality BB issues, which are more rate

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PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

sensitive than single B, and CCC rated credits, which are generally the lowest-quality bonds.

We remain cautious at this juncture. Rising intermediate- and long-term interest rates reflect the market's perception that the Fed will continue to respond to the strengthening economy with further interest rate increases. The next 12 to 18 months are likely to be challenging for all fixed-income investors, and we're focused on capital preservation. With a solid economic expansion underway, however, we anticipate potentially strong market returns once interest rate headwinds subside.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT SUB-ADVISER

GROWTH EQUITY FUND

The Penn Series Growth Equity Fund returned 3.45% for the six months ended June 30, 2004, compared to the 2.74% return for its benchmark, the Russell 1000 Growth Index.

The economy grew at a rate of 4.4%, adjusted for inflation, in the first quarter of 2004 and forecasts suggest that second quarter growth was close to that level. At present, higher energy prices have lifted the consumer and producer price indices, but the core levels of both indices do not suggest a dramatic re-acceleration in inflationary pressure within the economy.

The resurgence in U.S. growth took firm hold in 2003 and should produce a gain of 4% - 5% for all of 2004. While growth may slow as the year progresses it appears the economy will still be expanding entering 2005. These gains are not unrelated to the tax cuts and other fiscal stimuli applied to the economy over the past two years.

The performance of the stock market in 2004, while modest, reflects these positive trends. Over the last twelve months the market's gain basically matches the improvement in corporate profits. It appears that the market's strong performance over the last nine months of 2003 borrowed quite a bit from the potential returns for 2004. With earnings rising more rapidly than stock prices, the market's valuation has improved this year.

Earlier this year we felt that longer-term interest rates would lift before the Federal Reserve would move to raise short-term rates. In just over three months, the yield on ten-year Treasury notes rose a full percentage point and at quarter's end the Fed authorized a modest increase in the Fed Funds. This was the first time the Fed had raised this rate in over four years. It is expected that additional rate hikes will follow before year's end as the Fed tries to maintain balance in the economy. More rate hikes are likely through 2005 as the economy and inflationary pressures continue to grow.

Looking out to 2005 we see many of the current trends remaining intact. We expect there to be growing concern about inflation and short-term interest rates and their impact on the economy in 2006. And given that concern we see the market struggling to extend its gains well into 2005 without a meaningful correction. That being said, it is too early to make changes to reflect that consolidation but we will be closely monitoring the economy for signs of accelerating inflation as sharply rising short-term interest rates would generally encourage higher levels of investments in cash equivalents.

The Fund remains conservatively positioned in stocks that have earnings driven by revenue growth, above-average profitability characteristics, and strong management teams. Over the long term, we believe these are the ingredients for attractive stock performance.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

LARGE CAP VALUE FUND

The Penn Series Large Cap Value Fund returned 2.79% for the six months ended June 30, 2004, compared to the 3.94% return for its benchmark, the Russell 1000 Value Index.

Steady gains early in the period were derailed by a devastating terrorist attack in Spain in mid March. Markets staged a rally in late March to finish the quarter in positive territory. Markets were boosted by positive economic data and by a spate of high-profile mergers, led by Comcast's bid for Walt Disney and Cingular Wireless' agreement with AT&T Wireless. This rally continued, albeit more slowly, through the second half of the period, lifted by signs of robust economic expansion, although, rising interest rates, soaring oil prices, and a series of destabilizing events in Iraq continued to keep markets in check for much of the quarter.

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PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The consumer cyclicals sector contributed strongly to portfolio results. Shares of Masco moved higher as the homebuilder experienced strong end-market demand and gained market share. Robust housing market data has enabled homebuilders such as Masco to exceed earnings forecasts. Shares of Royal Caribbean Cruises rose in response to travelers' booking cruises farther in advance of sailing and higher ticket prices.

Boeing was a top contributing stock during the period and the standout performer within the capital goods sector. Improving air traffic trends, growth in the discount airline market, and the announcement of the development of the 7E7 plane series boosted the stock. Our position in Republic Services contributed as favorable volumes allowed the company to raise prices. Shareholders were also rewarded by the announcement of a share repurchase initiative and a dividend increase.

Within financials, an overweight to Bank of New York detracted from performance on concerns that higher interest rates would reduce equity and fixed-income volumes. An overweight to US Bancorp hindered results, as weak demand for commercial loans and profit taking undercut the stock.

Stock selection was also unfavorable within the consumer staples sector. Altria was hit by two new legal developments and by profit taking. We believe that these latest actions will be resolved favorably in line with the April 2003 Supreme Court ruling limiting the amount of excess damage awards. An underweight to McDonald's also detracted as shares of the fast-food chain rose on the strength of higher sales of salads, extended hours, and new advertising.

The fund continues to be tilted for an extension of moderate economic growth. We are positive about the fundamental outlook for capital goods and transportation and believe many stocks are undervalued relative to recovery earnings power. Tyco, Boeing and Ingersoll-Rand should benefit from a continuation of the economic recovery. Consumer cyclicals represents the largest overweight in the fund. Valuations in the sector are still compelling, especially on projected recovery earnings for 2005. Many of the fund's holdings are exposed to a modest improvement in consumer discretionary spending. Industries that fit this profile include building materials and retail.

The fund is most underweight the communications services sector. Fixed-line telecommunications businesses continue to lose customers to wireless services and cable product offerings. Pricing within the industry is also under severe pressure. We are also underweight utilities; weak balance sheets and an uncertain regulatory environment limit attractive investments within the sector.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
PUTNAM INVESTMENT MANAGEMENT, LLC
INVESTMENT SUB-ADVISER

FLEXIBLY MANAGED FUND

The Penn Series Flexibly Managed Fund returned 6.07% for the six months ended June 30, 2004, compared to the 3.44% return for its benchmark, the S&P 500 Index.

U.S. stocks extended last year's rally in the first half of 2004, albeit with more modest gains. As the year began, favorable corporate earnings news and merger announcements lifted several major indexes to two-and-a-half-year highs. In the large-cap universe, energy stocks strongly outperformed other sectors, but industrials and consumer staples companies also performed well. However, most indexes closed below their highest levels of the year as positive investor sentiment was tempered by investor concerns about inflation, rising interest rates, and higher oil prices. Domestic bonds ended flat for the first half of 2004, masking a roller-coaster ride that took yields lower during the first quarter before sending them higher in the second quarter.

The fund's energy investments were one of the primary sources of strength for the portfolio. High oil prices and improved investor sentiment benefited several of the fund's holdings. Amerada Hess rebounded from low valuation levels and posted a return of 50% for the six-month period. Electric utility TXU was another top contributor. A new management team has brought renewed focus to the company, selling non-core assets and using the proceeds to improve the firm's balance sheet.

Although financials were hurt by rising interest rates in the second quarter, the fund's insurance holdings contributed positively to performance due to a strong pricing environment. The continuing economic expansion benefited several of the fund's large industrial holdings, but signs of a slowdown in China did not help several of the fund's metals and mining stocks, which declined as white-hot commodity markets cooled somewhat.

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PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Genworth Financial, an insurance spin-off from General Electric, was one of our largest purchases for the quarter, and it rebounded strongly after a disappointing IPO. We took advantage of concerns over a slowing defense budget to make another large purchase in Lockheed Martin.

We expect reasonable returns for the market this year. Economic growth appears to be broadening, with tech spending picking up, laggard industries showing improvement, and personal incomes increasing. The market appears fairly well balanced, with valuations reasonable, and the value and growth styles roughly in equilibrium. We do not see any major underlying sector trends, and we expect that performance will be driven on a stock-by-stock basis. The only exception to this balanced picture is that small-caps appear richly valued relative to large-caps. We are remaining cautious toward bonds until interest rates appear to have settled, preferring instead to hold cash and convertibles.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT SUB-ADVISER

INTERNATIONAL EQUITY FUND

The Penn Series International Equity Fund returned 4.78% for the six months ended June 30, 2004, compared to the 4.86% return for its benchmark, the MSCI EAFE Index.

One of the largest country allocations in the Penn Series International Equity Fund is Australia. We have about 11% invested in the world's smallest continent, where there are a number of varied businesses that continually prove to be sound investing opportunities. Australia offers a shareholder- friendly environment as evidenced by total shareholder returns over the last century which have been among the highest of any market, including the US, the UK and Sweden. Although the general perception is that mining is the largest part of the Australian economy, its importance has been greatly reduced over the last two decades. Agriculture and mining is only 7% of GDP, employs 5% of the population and accounts for a third of the country's total exports. The country's market is not big enough to attract most large multinational corporations. As a result, there are number of strong domestic duopolies like TAB Corp, Woolworths and Westfield Group. All of these businesses are extremely well positioned in their area of expertise, possess huge scale of operations and should continue to grow at high single to low double digits. Due to tax reasons, Australian companies tend to distribute a large part of their earnings to their shareholders in the form of dividends, adding to investor allure. We have significant positions in all of these fine businesses.

During the last 7-8 months we were able to increase our holdings in a number of businesses, which we believe are extremely well positioned to deliver double-digit growth and are selling at 12-14 times earnings. One company that we have aggressively added to our position over the past six months is Insurance Australia Group ("IAG"). The Australian property and causality insurance landscape has radically changed over the last few years due to demutualization, tort reform, consolidation as well as the bankruptcy of a major insurance company, HIH Insurance. Collectively, these factors make for what we believe, is an extremely favorable environment for well-capitalized insurance companies like IAG.

In terms of the overall environment we remain cautiously optimistic. We own some extremely well positioned companies all over the world but are selling at reasonable valuations. At the moment, we have not found much value in the larger cap category. Most of our new names are on the smaller side. Also we have not had much luck in Japan, the best performing market so far within EAFE. Emerging markets exposure remains high by our standards at around 13%. The prospect of further Fed rate hikes, we suppose, are keeping valuations more attractive there. We are not as pessimistic as the environment may suggest.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
VONTOBEL ASSET MANAGEMENT, INC.
INVESTMENT SUB-ADVISER

SMALL CAP VALUE FUND

The Penn Series Small Cap Value Fund returned 7.35% for the six months ended June 30, 2004, compared to the 7.83% return for its benchmark, the Russell 2000 Value Index.

The Penn Series Small Cap Value Fund generated solid absolute and relative results in what was a positive first half of the year for small cap equities.

Performance across the fund's major sectors was mixed. Especially strong performances came from companies in the Industrial Products, Natural

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PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Resources, and Financial Services sectors. Within Industrial Products, metal fabrication and distribution, and machinery were the largest contributors to performance. Energy services and oil and gas were the best performing industries within the Natural Resources sector, and within Financial Services, other financial services provided the largest positive gain. Technology, Consumer Services and Consumer Products were the fund's worst performing sectors for the quarter.

We believe that market leadership will alternate between large- and small-cap securities through decade's end; that small-caps will have an edge over micro-caps over the next several years; and that dividends will play an increasingly important role in equity total returns.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
ROYCE & ASSOCIATES, LLC
INVESTMENT SUB-ADVISER

EMERGING GROWTH FUND

The Penn Series Emerging Growth Fund returned 4.29% for the six months ended June 30, 2004, compared to the 5.68% return for its benchmark, the Russell 2000 Growth Index.

During the first half of 2004, we believe the market grew increasingly cautious and favored value oriented companies. As emerging growth investors, we do not typically focus on these slower growth sectors, such as Energy, where growth tends to be quite cyclical.

Health Care holdings provided positive returns year-to-date. United Surgical Partners International, Inc., which develops and operates short-stay surgical centers, continued to produce strong operating results, and the stock rose accordingly. American Healthways, Inc. is the nation's largest provider of disease and care management. The company manages preventative care and maintenance programs for high-risk members of large health plans. It is the leader in this emerging segment of healthcare cost containment, a rapidly growing market opportunity.

While Health Care helped returns, Technology detracted from returns. The portfolio has had a substantial weighting to specialty semiconductor companies for several quarters. Despite solid fundamentals, and in many cases increased revenues and earnings, several positions have endured multiple contractions as investors rotated out of these stocks. Our sense is that the downward pressure on these stocks has been more a result of the current bias towards interest rates moving up and the strong gains posted by these stocks in 2003, rather than any documented slowdown in their business prospects.

We have lightened up the portfolio's Software weighting over the last couple of quarters. In our opinion, the entire software industry is suffering as large cap companies like Siebel Systems, Inc. and PeopleSoft, Inc. grapple with reduced spending from large corporations. This cloud seems to be affecting how investors view all software companies even those not directly selling to the traditional Fortune 1000 companies.

Finally, a healthy dose of Internet related positions continued to help performance. Ask Jeeves, Inc., an Internet-search provider, and CNET Networks, Inc., a company focused on technology content and advertising, both produced good returns for the period.

We believe our universe of faster growing companies remains attractive, and is becoming cheaper, while small cap companies with more modest or cyclical growth prospects are becoming more expensive.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
RS INVESTMENT MANAGEMENT, INC.
INVESTMENT SUB-ADVISER

LIMITED MATURITY BOND FUND

The Penn Series Limited Maturity Bond Fund returned 0.57% for the six months ended June 30, 2004, compared to the -0.11% return for its benchmark, the Citigroup Treasury/Agency 1-5 yr Index.

The outperformance of the fund versus the index was due to the mortgage and asset backed securities having a higher yield and spread tightening during the second quarter.

The Penn Series Limited Maturity Bond Fund is currently overweight spread product when compared to the index. The fund owns several types of asset- backed securities (ABS) including; credit cards, rate reduction bonds, and manufactured housing; "AAA" rated Commercial Mortgage Backed Securities (CMBS) and in place of agency securities the fund owns agency mortgage-backed securities (MBS).

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PENN SERIES FUNDS INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

We believe that asset backed, commercial mortgage backed and mortgage backed securities provide better relative value when compared to agency securities. If Treasury yields stabilize mortgage backed securities should outperform straight agency debentures due to the additional yield of mortgage-backed securities.

We expect to maintain the fund's overweight exposure to these asset classes during the second half of 2004. The additional yield ABS, CMBS, and MBS securities provide make them attractive in today's low yield environment.

Going into the second half of 2004 we believe that being short the index in duration is the correct position for the fund due to the continued improvement in the economy and the potential for several interest rate increases by the Federal Reserve. We will look to add duration to match the index on any significant backup in rates. We do not expect a severe bear market in interest rates during the next several quarters.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

CORE EQUITY FUND

The Penn Series Core Equity Fund returned 2.07% for the six months ended June 30, 2004, compared to the 3.44% return for its benchmark, the S&P 500 Index.

A focus on the largest capitalization companies within the Standard & Poor's 500 was to the Fund's disadvantage during a period when small and mid-capitalization securities outperformed. While the Fund was rewarded by emphasizing economic sectors benefiting from worldwide economic strength, such as, industrials, energy, materials and technology, the benefit was more than offset by the Fund's ownership of these large capitalization companies with strong financial characteristics that were overlooked by the market.

While the stock market has begrudgingly moved higher in 2004, economic news has been bullish. The economy's growth is broad-based and rising at better than a 4% rate, employment is finally showing what is thought to be sustainable improvement and inflation remains benign. Corporate earnings have also shown great strength and surprised most prognosticators with the magnitude of the increases. Investor psychology, however, turned less optimistic during the last quarter and thoughts turned to the growing government deficit, the Federal Reserve's change in posture from accommodation to restraint, the ramifications of the Iraqi hand-off, terrorist actions and the upcoming elections. Higher energy prices didn't help despite the fact that energy represents only 3% of consumer spending.

The tug of war between a better economy and rising profits and the impact of rising interest rates, terrorist activity and the uncertain domestic political environment remains as we move into the third quarter. We are hopeful that as the second half of the year unfolds the positives related to a growing economy will gain ground on the more negative influences. If this comes to pass, better profits are likely to translate into a stock market advance. The fund remains positioned for continued broad-based economic growth with financially sound, high quality companies with above-average financial characteristics.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

INDEX 500 FUND

The Penn Series Index 500 Fund returned 3.26% for the six months ended June 30, 2004, compared to the 3.44% return for its benchmark, the S&P 500 Index.

The equity market rally that closed out 2003 continued into 2004 as anticipated. However, lagging employment and the train bombing in Madrid sent a jittery stock market into heavy retreat in early March. The Standard and Poor's 500 closed the quarter in positive territory despite negative returns for both the Dow Jones Industrial Average and the NASDAQ Composite. Consumer Staples and Energy sectors led the index for the period. Value outperformed Growth in the S&P 500, according to the BARRA indices. The bulls pointed to such economic positives as continued GDP growth and low inflation as reasons to buy on the dip. Also of note, the first quarter provided the highest initial public offering activity since the fourth quarter of 2000, a sign that corporations anticipate future growth and that they will need capital to accommodate that expansion.

An early second quarter rally preceded a steep sell-off as oil prices jumped to over $40 per barrel. After hitting the lows in May, U.S. equities market managed to pull out a hard fought gain for the second quarter, but stocks failed to break out of the anticipated ranges as many had hoped. Higher energy prices kept the damper on any attempts by the bulls

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PENN SERIES FUNDS INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

to rally the market. While job creation increased, rising interest rates and global uncertainty weighed more heavily on investor confidence. Rumors of the Federal Reserve Open Market Committee raising short-term rates added to the volatility of the quarter as forecasters battled between a quarter-point versus half-point hike on every economic announcement.

In the second quarter, growth outperformed value according to the BARRA indices. The Energy and Industrials sectors topped the list as the best place to be in the second quarter.

Looking ahead, we see the same common themes: Iraq, energy prices, earnings and economic growth. Earnings may be negatively affected as labor costs increase, and there is speculation that the current economic pace is unsustainable and will slow during the second half of the year. In addition, we see the upcoming election playing an increasingly larger role in market psychology as November approaches. It will be difficult to keep all of these factors positive for the market. With this in mind, we anticipate volatility for the remainder of the year.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
WELLS CAPITAL MANAGEMENT INCORPORATED
INVESTMENT SUB-ADVISER

MID CAP GROWTH FUND

The Penn Series Mid Cap Growth Fund returned 3.00% for the six months ended June 30, 2004, compared to the 5.94% return for its benchmark, the Russell Mid Cap Growth Index.

The fund benefited from a modestly rising stock market, which was caught in a tug of war between the bulls and bears throughout the time period. Bullish pundits point to an improving economy, stronger-than-expected corporate earnings, increased capital spending, strong demand for commodities and industrial products worldwide, and the historically positive catalyst of a presidential election year as reasons for the stock market to rise going forward. Bearish observers make the case that oil prices of about $40 a barrel, higher interest rates, above-average valuations, and the specter of new terrorist attacks and continued turmoil in Iraq bode ill for the stock market. On balance, the bulls won out in the quarter, with cyclical stocks in general and stocks in the energy and autos/transportation sectors in particular performing best. Conversely, utilities-communication, financial-services, consumer-discretionary, and technology stocks - which constitute the majority of the stock market's total capitalization - recorded losses or sub- par gains.

The fund's underperformance was due to poor results in the producer durables, materials/processing, and consumer discretionary sectors. In producer durables, holdings in the electronic production equipment industry, specifically Lam Research Corp detracted from results. In the materials & processing sector, the production technology equipment industry was the largest individual industry detractor from the sector and from the overall portfolio. In the consumer discretionary sector, holdings in radio & TV broadcasters had a negative impact. Technology holdings added the most value to performance, led by consumer electronics and computer services and software systems stocks. Select holdings in the utilities sector also contributed to results.

We think stocks that offer especially good return potential now include retailers of premium-priced goods; Internet-services firms; software providers; makers of biotechnology products and broadband-communications systems; investment managers; financial-transaction processors; and firms in cyclical industries such as metals and industrial products that tend to perform well when the economic cycle is maturing.

We think the outlook for the stock market remains favorable in 2004, based on our conviction that earnings are likely to continue to exceed expectations. In the first quarter, for instance, the rate of positive earnings surprises for the S&P 500 Index companies was 75%, notably above the long-term average. We anticipate that trend will continue. And First Call projects the S&P 500 companies will post increases in operating earnings per share of 17.5% in 2004 and 11.1% in 2005. We think those numbers as well as the numbers for mid-cap companies may actually be too conservative and further positive surprises in earnings may be in the offing.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
TURNER INVESTMENT PARTNERS, INC.
INVESTMENT SUB-ADVISER

MID CAP VALUE FUND

The Penn Series Mid Cap Value Fund returned 8.18% for the six months ended June 30, 2004,

PENN SERIES FUNDS INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

compared to the 7.17% return for its benchmark, the Russell Mid Cap Value
Index.

Our holdings in Financials, Health Care and Energy made the largest the contributions to the fund's total return. Those within Consumer Staples, Consumer Discretionary, Industrials and Utilities also contributed. Information Technology was the only sector to detract from total return.

The Penn Series Mid Cap Value Fund's outperformance of the Russell Mid Cap Value Index was largely a result of our strong stock selection in the Health Care sector, as well as within Financials. Our holdings in both sectors, though particularly within Health Care, generated a higher overall sector return versus their index sector counterparts. Our overweight allocation to Energy, the top-performing sector in the portfolio and the index, also added positive contributions. The fund's relative return was dampened by our overweight allocation to Consumer Discretionary, a sector that generated a positive though relatively low return, and by the lower returns produced by our Consumer Discretionary and Consumer Staples holdings as compared to the index.

The major U.S. equity indices show positive returns over the first six months of 2004. Small-caps edged out mid-caps for the YTD performance lead, while large-caps trailed behind. Value-oriented indices outperformed growth indices across all market-cap segments.

We believe that the second half of 2004 is likely to be a challenging one for the equity market as a whole. Many companies could have a difficult time living up to investors' earnings expectations as the economy shifts from the rapid growth of economic recovery to the more moderate growth of a sustained expansion. We believe numerous pockets of overvalued stocks can exist in this shifting environment, placing all the more importance on stock selection.

Of late, macro issues such as rising interest rates, high oil prices, and uncertainty about the establishment and stability of a new government in Iraq have weighed heavily on the market. While it is important to understand what is influencing the market on a macro level, we, as bottom-up portfolio managers, are first and foremost focused on the fundamentals of the companies in which we invest. We focus on identifying companies with attractive business models, outstanding management teams, healthy balance sheets and solid and consistent cash flows and earnings. In the long run, company-specific fundamentals are more important than macro concerns, and we believe our portfolio is well positioned for whatever may come on the macro level.

In sum, we continue to have concerns regarding the market as a whole. Nevertheless, we are confident that the companies we own will perform well over the long-term given strong fundamentals and low valuations.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
NEUBERGER BERMAN MANAGEMENT INC.
INVESTMENT SUB-ADVISER

LARGE CAP GROWTH FUND

The Penn Series Large Cap Growth Fund returned 3.70% for the six months ended June 30, 2004, compared to the 2.74% return for its benchmark, the Russell 1000 Growth Index.

During the first half of the year, the U.S. economy produced encouraging signals pointing to a continued recovery. Industrial production, business capital spending, payroll employment and consumer confidence have all rebounded sharply from their recession-level lows. Both U.S. corporations and households took aggressive advantage of the past year's low interest rates to refinance their debt at lower interest rate levels, thus reducing their interest costs and positioning them well for the continued recovery.

Meanwhile, amid these positive economic developments, there were also signs of inflationary pressures. This caused the U.S. Federal Reserve to gradually raise interest rates and articulate its intention to gradually raise the Federal Funds interest rates in order to prevent the economy from becoming over-heated or vulnerable to higher inflation levels in the future. Rising interest rates can in turn be a source of uncertainty for the stock market as investors work to understand the impact of higher interest rates upon the fair worth of various companies and industries.

For the first half of 2004, the fund's performance relative to the Russell 1000 Growth Index benefited from strong stock selection in the electronic technology sector. Significant contributors included overweight positions in Lockheed Martin and Qualcomm. The fund also benefited from relatively underweight positions in Texas Instruments and Intel,

PENN SERIES FUNDS INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

each of which fell in value during the period. In the health technology sector, fund performance benefited from overweight positions in biotechnology firm Biogen-Idec and pharmaceutical company, Forest Labs.

During the reporting period, the fund's performance was hindered by our relatively overweight position and stock selection in the retail sector, where Family Dollar and Dollar Tree Stores declined in value. Although near-term issues including high gasoline prices led to worries over consumer's appetite for spending at discount stores, we remained encouraged by the long-term prospects for the discount retailer area, especially in light of several of these stock's recent share price declines. The fund's performance was also negatively impacted by a relatively underweight position in the producer manufacturing sector, including some heavy-industry and manufacturing industry stocks that enjoyed a cyclical rebound in the first half of 2004.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
FRANKLIN ADVISERS, INC.
INVESTMENT SUB-ADVISER

STRATEGIC VALUE FUND

The Penn Series Strategic Value Fund returned 9.37% for the six months ended June 30, 2004, compared to the 7.17% return for its benchmark, the Russell Mid Cap Value Index.

During the six-month period ended June 30, 2004, brisk economic expansion and productivity growth have enabled corporations to widen their profit margins. Corporate profits, as measured by the Department of Commerce, surged nearly 32 percent year-over-year during the first quarter, up from an impressive 29 percent in the fourth quarter of 2003. Fueled by low interest rates and a generous tax policy, robust consumer and business spending significantly contributed to the reported growth in corporate earnings. Corporate profits have also benefited from rapid productivity expansion, which has helped to contain unit labor costs - the largest on-going expense for most companies. We believe that productivity growth, currently forecasted to remain above its long-run average of 2.5 percent, should continue to foster wide corporate profit margins and justify higher equity prices through the duration of 2004.

Stock selection within the materials and processing sector was the primary contributor to relative performance versus the Russell Mid Cap Value Index. In particular, certain agricultural product providers reported better than expected first quarter earnings and announced they expected to continue to build upon the profitable seed business. Stock selection within the consumer discretionary sector also aided relative performance. Investors reacted favorably to certain retailers' strong sales and business reorganization. Additionally, a certain energy exploration and production company announced the discovery of a natural gas reserve that could meaningfully increase the company's future earnings.

The primary detractor from relative performance was stock selection within the financial services sector, as fund holdings in general, failed to keep pace with the Russell Mid Cap Value Index. Stock selection within the technology sector also hurt relative returns. Certain technology companies announced disappointing new orders, leading to lower earnings confidence for 2004. Additionally, within the healthcare sector, a certain managed health care services provider was a weak performer. The stock declined as ongoing operational issues caused analysts to lower their outlook for profits.

We remain focused on bottom-up selection of attractively valued stocks whose issuing companies are likely to experience a set of catalysts that we believe can enhance profitability. Neither economic nor interest rate forecasting are a primary part of our investment process. Nonetheless, conversations with our companies lead us to conclude that the current economic expansion will likely continue at least into next year. Additionally, as inventories are low in a number of industries, we expect rising prices to become prevalent in an increasing number of product categories and industries. In our opinion, the combined effect of economic expansion, low inventories and increasing prices will likely prompt an increase in U.S. interest rates for some time to come. We believe the Fund is well positioned to benefit from this environment as it is overweighted in companies that would benefit from economic expansion and underweighted in companies that are likely to be disadvantaged in periods of rising interest rates.

So far this year, relative movements in stock prices seem to be driven more by fundamental company specific developments than by the indiscriminant multiple expansion that was dominant in 2003. We

PENN SERIES FUNDS INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

are comfortable that as this year progresses, the company specific catalysts which we have identified for our stocks will become recognized by other investors, leading to solid performance.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
LORD, ABBETT & CO. LLC
INVESTMENT SUB-ADVISER

REIT FUND

The Penn Series REIT Fund returned 6.77% for the six months ended June 30, 2004, compared to the 6.92% return for its benchmark, the Wilshire Real Estate Securities Index (WRESI).

While the economy continued to perform well during the first half of 2004, economic indicators in the latter part of the second quarter showed a marked slowdown from the frenetic pace of recent quarters. One particular area of concern was that the June employment report fell short of expectations and was well off the pace of the prior three months. While weakness in recent economic reports is disappointing, it has not swayed the consensus view that a sustainable economic recovery is well entrenched and will continue. However, the challenge for the economy will be to see if it can sustain growth without the extraordinary amount of fiscal and monetary stimulus of the last several years.

Barring a significant negative shock to the economy, most economists predict that interest rates are headed higher through at least the end of 2005. The markets are already prepared for moderately higher interest rates. However, if economic growth occurs too rapidly, thus aggravating inflationary pressures, the Fed may be forced to raise rates faster and to a greater degree than currently expected. The incipient re-emergence of inflation will need to be watched closely. The current view is that much of the inflationary pressure is likely temporary or transitory, stemming mainly from higher energy and commodity prices. If this is not the case, the Fed may be forced to adopt tighter monetary policy than currently contemplated. This, in our view, is the greatest risk to our economy today.

The portfolio enjoyed a strong first six months of 2004. Security selection was the main driver of performance. Security selection in the hotel and office sectors contributed positively to performance. This was accomplished by overweighting outperformers such as Extended Stay America and LaSalle Hotel in the hotel sector and SL Green in the office sector. Underweighting the office sector, the worst performing property sector in the Wilshire benchmark, was also beneficial to performance. The office sector has continued to lag because of weak job growth, which is only now improving. Overweighting several other strong performers further aided the portfolio's outperformance. Examples include Taubman Centers, CRT Properties and Regency Centers, all of which outpaced the benchmark.

The highest property type return for the WRESI was the hotel sector, an area in which the portfolio was overweighted, increasing outperformance. Hotels have been helped by a strengthening recovery in lodging demand. The second highest property type return for the WRESI was the regional retail sector, an area in which the portfolio was slightly overweighted. Retail market conditions remained strong and largely unchanged from previous months. Most measures of retail sales compare favorably to a year ago and retail property owners are currently enjoying a period of relative stability. Continued strong consumer spending, propelled by tax cuts, low interest rates, and cash from home mortgage refinancings, along with new store openings by retailers drove regional retail performance.

Our security selection in the industrial and apartment sectors had a negative impact on performance. Overweighting the underperforming PS Business Parks in the industrial sector and underweighting outperformers AvalonBay and Archstone Communities in the apartment sector were the drivers of weak security selection in these sectors. Our under exposure to several other strong performers, including Starwood Hotels and Chelsea, also contributed negatively to performance, as these issues all outperformed the benchmark.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
HEITMAN REAL ESTATE SECURITIES LLC
INVESTMENT SUB-ADVISER

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED)
THE MONEY MARKET FUND

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER - 26.7%
--------------------------------------------------------------------------------
BANKING - 1.2%
Royal Bank of Scotland
 1.280%, 07/06/04                                         1,100   $        1,100
                                                                   -------------
COMPUTERS & OFFICE EQUIPMENT - 6.4%
International Business Machines Corp.
 1.370%, 07/01/04                                         5,700            5,700
                                                                   -------------
FINANCE - 8.5%
American Express Credit Corp.
 1.260%, 07/08/04                                         1,000            1,000
American General Finance, Inc.
 1.260%, 07/06/04                                         3,500            3,499
UBS Paine Webber Group, Inc.
 1.270%, 07/06/04                                         2,200            2,200
 1.270%, 07/06/04                                           900              900
                                                                   -------------
                                                                           7,599
                                                                   -------------
GENERAL OBLIGATION NOTES - 1.1%
Texas State Public Finance Authority
 1.270%, 07/14/04                                         1,000            1,000
                                                                   -------------
INSURANCE - 3.4%
MassMutual Funding LLC
 1.050%, 07/06/04                                         2,400            2,400
MetLife
 1.300%, 07/14/04                                           681              681
                                                                   -------------
                                                                           3,081
                                                                   -------------
PHARMACEUTICALS - 3.9%
Bristol-Myer
 1.050%, 06/30/04                                         3,500            3,499
                                                                   -------------
TELECOMMUNICATIONS - 2.2%
Bellsouth Telecommunications, Inc.
 1.050%, 07/01/04                                         2,000            2,000
                                                                   -------------
TOTAL COMMERCIAL PAPER
(COST $23,979)                                                            23,979
                                                                   -------------
--------------------------------------------------------------------------------
CORPORATE BONDS - 47.8%
--------------------------------------------------------------------------------
AEROSPACE & Defense - 1.0%
United Technologies Corp.
 6.625%, 11/15/04                                           868              885
                                                                   -------------
BANKING - 14.7%
Bank of America Corp.
 6.125%, 07/15/04                                         1,027            1,029
 6.875%, 02/15/05                                           386              399
 7.750%, 08/15/04                                           793              799
 8.125%, 07/01/04                                         1,357            1,357
Bank of New York Co., Inc.
 8.500%, 12/15/04                                           520              537
Bank One Corp.
 7.250%, 08/15/04                                         2,705            2,725
Crestar Financial Corp.
 8.750%, 11/15/04                                           458              470
U.S. Bancorp
 8.000%, 07/02/04                                         1,008   $        1,008

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANKING - (CONTINUED)
Wachovia Corp.
 6.625%, 03/15/05                                            40               41
 7.100%, 08/15/04                                         1,263            1,272
 7.700%, 02/15/05                                            80               83
Wells Fargo & Co.
 6.625%, 07/15/04                                         3,210            3,217
 6.625%, 07/15/04                                           210              210
                                                                   -------------
                                                                          13,147
                                                                   -------------
CHEMICALS - 0.2%
Du Pont (E.I.) De Nemours and Co.
 6.750%, 10/15/04                                           205              208
                                                                   -------------
COMPUTERS & OFFICE EQUIPMENT - 0.6%
International Business Machines Corp.
 1.535%, 09/10/04                                           500              500
                                                                   -------------
COSMETICS & TOILETRIES - 0.3%
Avon Products, Inc.
 6.900%, 11/15/04                                           180              184
Gillette Co.
 3.750%, 12/01/04                                            75               76
Procter & Gamble Co.
 6.600%, 12/15/04                                            25               26
                                                                   -------------
                                                                             286
                                                                   -------------
DIVERSIFIED OPERATIONS - 0.4%
Leggett & Platt, Inc.
 7.650%, 02/15/05                                           310              322
                                                                   -------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -
  0.5%
Texas Instruments, Inc.
 7.000%, 08/15/04                                           420              423
                                                                   -------------
ENERGY RESOURCES & SERVICES - 1.2%
Amoco Canada Energy Co.
 6.750%, 02/15/05                                           278              287
Amoco Co.
 6.250%, 10/15/04                                           360              365
Emerson Electric Co.
 7.875%, 06/01/05                                           130              137
Tennessee Valley Authority
 4.750%, 07/15/04                                           275              275
                                                                   -------------
                                                                           1,064
                                                                   -------------
FINANCE - 11.5%
American Express Credit Corp.
 4.250%, 02/07/05                                           100              102
Ameritech Capital Funding
 6.300%, 10/15/04                                            50               51
Aristar, Inc.
 7.375%, 09/01/04                                         1,715            1,732
Bear Stearns Cos., Inc.
 6.625%, 10/01/04                                           575              583
 6.650%, 12/01/04                                           480              491
Boatmen's Bancshares, Inc.
 7.625%, 10/01/04                                            20               20
Caterpillar Financial Services Corp.
 2.250%, 10/15/04                                            20               20
 4.250%, 02/15/05                                            50               51
 4.750%, 04/15/05                                            30               31
 6.600%, 12/15/04                                           233              238
 6.875%, 08/01/04                                           320              321

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (Continued)
THE MONEY MARKET FUND

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCE - (CONTINUED)
Chevron Trust Fund
 8.110%, 12/01/04                                            32    $          33
ChevronTexaco Corp.
 6.625%, 10/01/04                                           103              104
Citigroup, Inc.
 6.200%, 05/16/05                                           125              130
 6.250%, 01/15/05                                           667              684
 6.375%, 10/01/04                                           341              345
 7.120%, 02/14/05                                           100              103
 7.625%, 05/01/05                                            30               31
 7.800%, 09/15/04                                            15               15
 7.920%, 07/13/04                                            15               15
 8.180%, 02/15/05                                            27               28
 8.580%, 11/23/04                                           250              257
 9.000%, 02/15/05                                            10               10
Commercial Credit Co.
 6.500%, 08/01/04                                           100              100
 7.750%, 03/01/05                                            68               71
 7.875%, 07/15/04                                           120              120
General Electric Capital Corp.
 6.875%, 09/15/04                                            50               51
 7.250%, 02/01/05                                            47               49
 7.375%, 09/15/04                                           135              137
 7.875%, 11/22/04                                            75               77
 8.850%, 04/01/05                                            74               78
Goldman Sachs Group L.P.
 6.625%, 12/01/04                                           100              102
Heller Financial, Inc.
 7.125%, 09/28/04                                            20               20
HSBC Bank Plc
 8.625%, 12/15/04                                            23               24
JP Morgan Chase & Co.
 6.750%, 12/01/04                                            22               23
 7.125%, 03/01/05                                           347              360
 7.625%, 09/15/04                                         1,199            1,214
Merrill Lynch & Co., Inc.
 6.000%, 11/15/04                                           885              900
 6.550%, 08/01/04                                           735              738
 7.150%, 09/15/04                                           165              167
NYNEX Capital Funding
 8.750%, 12/01/04                                           220              226
Santander Financial Issuances
 7.875%, 04/15/05                                           500              524
                                                                   -------------
                                                                          10,376
                                                                   -------------
FOOD & BEVERAGES - 2.4%
PepsiCo, Inc.
 4.500%, 09/15/04                                         2,090            2,103
Unilever NV
 7.250%, 07/07/04                                            40               40
                                                                   -------------
                                                                           2,143
                                                                   -------------
INSURANCE - 0.2%
Allstate Corp.
 7.875%, 05/01/05                                           209              220
                                                                   -------------

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OIL & GAS - 0.1%
Vastar Resources
 8.750%, 02/01/05                                           100    $         104
                                                                   -------------
PHARMACEUTICALS - 4.4%
Abbott Laboratories
 5.125%, 07/01/04                                         3,759            3,759
 6.800%, 05/15/05                                           104              109
Pfizer, Inc.
 3.625%, 11/01/04                                            61               61
                                                                   -------------
                                                                           3,929
                                                                   -------------
RESTAURANTS - 2.6%
McDonald's Corp.
 4.150%, 02/15/05                                           125              127
 5.150%, 07/01/04                                         1,805            1,805
 7.800%, 10/01/04                                           380              386
                                                                   -------------
                                                                           2,318
                                                                   -------------
RETAIL - 4.5%
Dayton Hudson
 7.250%, 09/01/04                                           375              379
Home Depot, Inc.
 6.500%, 09/15/04                                         1,200            1,212
Target Corp.
 7.500%, 02/15/05                                           228              237
Wal-Mart Stores, Inc.
 6.550%, 08/10/04                                         2,237            2,250
                                                                   -------------
                                                                           4,078
                                                                   -------------
TELECOMMUNICATIONS - 3.2%
SBC Communications, Inc.
 7.000%, 07/15/04                                         1,762            1,766
 7.000%, 07/15/04                                            50               50
Verizon Communications, Inc.
 7.000%, 08/15/04                                            50               50
Vodafone Group
 7.625%, 02/15/05                                           993            1,031
                                                                   -------------
                                                                           2,897
                                                                   -------------
TOTAL CORPORATE BONDS
(COST $42,900)                                                            42,900
                                                                   -------------
--------------------------------------------------------------------------------
MEDIUM TERM NOTES - 2.1%
--------------------------------------------------------------------------------
AUTOMOBILES & RELATED - 1.9%
Toyota Motor Credit Corp.
 5.030%, 07/16/04                                         1,725            1,728
                                                                   -------------
FINANCE - 0.1%
Caterpillar Financial Services Corp.
 4.000%, 10/15/04                                            30               30
Citigroup, Inc.
 7.750%, 08/15/04                                            11               11
                                                                   -------------
                                                                              41
                                                                   -------------
TELECOMMUNICATIONS - 0.1%
SBC Communications, Inc.
 7.000%, 08/01/04                                           125              126
                                                                   -------------
TOTAL MEDIUM TERM NOTES
(Cost $1,895)                                                              1,895
                                                                   -------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (Concluded)
THE MONEY MARKET FUND

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS - 5.0%
--------------------------------------------------------------------------------
Federal Home Loan Bank
 7.360%, 07/01/04                                           105   $          105
Federal Home Loan Bank Discount Note
 1.200%, 07/23/04                                           379              379
Sallie Mae
 1.421%***, 07/06/04                                      4,000            4,000
                                                                   -------------
TOTAL AGENCY OBLIGATIONS
(COST $4,484)                                                              4,484
                                                                   -------------
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES*** - 16.7%
--------------------------------------------------------------------------------
BANKING - 0.7%
American Express Centurion Bank
 1.070%, 07/28/04                                           500              500
Wachovia Corp.
 1.891%, 09/15/04                                           100              100
                                                                   -------------
                                                                             600
                                                                   -------------
FINANCE - 0.4%
American Express Credit Corp.
 1.373%, 07/16/04                                           100              100
Citigroup, Inc.
 1.300%, 10/22/04                                            50               50
General Electric Capital Corp.
 1.670%, 09/15/04                                           180              180
                                                                   -------------
                                                                             330
                                                                   -------------
HEALTHCARE - 2.2%
Barton Healthcare, LLC
 1.380%, 07/07/04                                           355              355
Fairview Hospital & Healthcare Services
 1.200%, 07/07/04                                          400              400
St. Francis Healthcare Foundation
 1.800%, 07/07/04                                        1,185            1,185
                                                                   -------------
                                                                           1,940
                                                                   -------------
MUNICIPAL BONDS - 11.1%
Berks County, PA, Industrial Development
  Authority
 1.490%, 07/07/04                                          455              455
Bloomfield, NM
 1.380%, 07/07/04                                          600              600
Columbia County, GA Development Authority
 1.200%, 07/07/04                                        1,000            1,000
Espanola, NM
 1.380%, 07/07/04                                          600              600
Harris County, TX, Sports Authority Special
  Revenue
 1.190%, 07/07/04                                         2,200            2,200
Illinois Development Finance Authority
 1.380%, 07/07/04                                          600              600
Montgomery County, PA Industrial Development
  Authority
 1.490%, 07/07/04                                          745              745
New York, NY - Subseries-A-9
 1.300%, 07/07/04                                         2,000            2,000
Philadelphia Authority-For Industrial
  Development-Marketplace
 1.160%, 07/07/04                                        1,200            1,200
Silver City, NM
 1.380%, 07/07/04                                          600              600
                                                                   -------------
                                                                          10,000
                                                                   -------------

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PARKING FACILITIES - 2.3%
Liliha Parking LP
 1.750%, 07/07/04                                         2,060   $        2,060
                                                                   -------------
TOTAL VARIABLE RATE DEMAND NOTES
(Cost $14,930)                                                            14,930
                                                                   -------------
                                                    NUMBER OF
                                                     SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 0.8%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds-Tempfund                                         103,597              104
Evergreen Prime Cash Management
 Money Market Fund                                      580,232              580
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $684)                                                                  684
                                                                   -------------
TOTAL INVESTMENTS -- 99.1%
 (Cost $88,872) (a)                                                       88,872
OTHER ASSETS IN EXCESS
 OF LIABILITES -- 0.9%                                                       826
                                                                   -------------
NET ASSETS APPLICABLE TO 89,698,758
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING - 100.0%                                  $       89,698
                                                                   -------------
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                       $         1.00
                                                                   -------------


(a) Cost for Federal income tax purposes.

        The security is a taxable municipal issue enhanced by a bank letter of credit.

*** The rate shown is the rate as of June 30, 2004, and the maturity is the next interest readjustment date.

                                   MATURITY                                           MARKET             % OF
                                   SCHEDULE                                         VALUE (000)       PORTFOLIO       (CUMULATIVE)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
    1 - 7 days                                                                    $       49,055             55.2%            55.2%
   8 - 14 days                                                                             1,696              1.9%            57.1%
  15 - 30 days                                                                             8,874             10.0%            67.1%
  31 - 60 days                                                                             8,815              9.9%            77.0%
  61 - 90 days                                                                             8,310              9.3%            86.3%
 91 - 120 days                                                                             2,163              2.4%            88.7%
121 - 150 days                                                                             2,835              3.2%            91.9%
 over 150 days                                                                             7,124              8.1%           100.0%
 -----------------------------------------------------------------------------------------------------------------
                                                                                        $ 88,872            100.0%
                                                                                                     -------------


Average Weighted Maturity - 40.10 days

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED)
THE QUALITY BOND FUND

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
CORPORATE BONDS - 8.9%
--------------------------------------------------------------------------------
AUTOMOBILES & RELATED - 1.7%
Ford Motor Co.
  7.450%, 07/16/31                                        1,000            $ 953
General Motors Acceptance Corp.
  8.000%, 11/01/31                                        2,000            2,049
                                                                   -------------
                                                                           3,002
                                                                   -------------
CABLE OPERATORS - 0.7%
Tele-Communications, Inc.
  9.875%, 06/15/22                                        1,000            1,317
                                                                   -------------
COMPUTER SERVICES & SOFTWARE - 0.6%
Electronic Data Systems Corp.
  7.450%, 10/15/29                                        1,000              982
                                                                   -------------
CONSUMER PRODUCTS - 0.6%
Cendant Corp.
  7.125%, 03/15/15                                        1,000            1,095
                                                                   -------------
DIVERSIFIED OPERATIONS - 0.5%
Bombadier, Inc. 144A @
  6.750%, 05/01/12                                        1,000              902
                                                                   -------------
FINANCE - 0.7%
CIT Group, Inc.
  7.750%, 04/02/12                                        1,000            1,140
                                                                   -------------
OIL & GAS - 0.6%
Tennessee Gas Pipeline Co.
 8.375%, 06/15/32                                         1,000              975
                                                                   -------------
PAPER & RELATED PRODUCTS - 0.6%
Abitibi-Consolidated, Inc.
  8.850%, 08/01/30                                        1,000              974
                                                                   -------------
PHOTOGRAPHY EQUIPMENT & SUPPLIES - 1.2%
Eastman Kodak Co.
  6.375%, 06/15/06                                        1,000            1,039
Eastman Kodak Co.
  7.250%, 11/15/13                                        1,000            1,017
                                                                   -------------
                                                                           2,056
                                                                   -------------
TELECOMMUNICATIONS - 1.7%
AT&T Corp.
  8.750%, 11/15/31                                        2,000            1,952
Sprint Capital Corp.
  8.750%, 03/15/32                                        1,000            1,166
                                                                   -------------
                                                                           3,118
                                                                   -------------
TOTAL CORPORATE BONDS
(COST $14,725)                                                            15,561
                                                                   -------------
--------------------------------------------------------------------------------
MEDIUM TERM NOTES - 0.6%
--------------------------------------------------------------------------------
Associates Corp.
  7.750%, 02/15/05
(COST $1,001)                                             1,000            1,035
                                                                   -------------
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 19.7%
--------------------------------------------------------------------------------
U.S. TREASURY BONDS - 8.6%
  5.375%, 02/15/31                                       15,100           15,229
                                                                   -------------

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. TREASURY INFLATION INDEXED NOTES - 5.1%
  3.375%, 01/15/07                                        7,000          $ 8,896
                                                                   -------------
U.S. TREASURY NOTES - 6.0%
 5.750%, 11/15/05                                           725              758
 4.250%, 11/15/13                                        10,000            9,734
                                                                   -------------
                                                                          10,492
                                                                   -------------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $35,390)                                                            34,617
                                                                   -------------
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS - 42.8%
--------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK - 10.6%
 1.200%, 07/01/04                                         7,900            7,900
 2.450%, 03/23/07                                        11,000           10,731
                                                                   -------------
                                                                          18,631
                                                                   -------------
FEDERAL HOME LOAN MORTGAGE CORP. - 0.1%
 5.500%**, 08/15/21 ++                                    1,099               96
                                                                   -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 31.2%
 2.625%, 10/01/07                                        10,000            9,694
 3.500%, 04/01/34                                         5,980            5,803
 5.000%, 07/15/34                                        11,500           11,105
 5.500%, 05/25/19 ++                                      6,793              661
 6.000%, 03/01/33                                         5,961            6,097
 6.500%, 01/01/28                                           275              287
 6.500%, 04/01/28                                           179              187
 6.500%, 01/01/29                                           316              330
 6.500%, 01/01/29                                           256              267
 6.500%, 01/01/29                                           195              203
 6.500%, 08/01/29                                            43               44
 6.500%, 02/01/31                                           224              233
 6.500%, 05/01/31                                           297              310
 6.500%, 06/01/31                                            39               40
 6.500%, 08/01/31                                            26               27
 6.500%, 09/01/31                                           122              128
 6.500%, 11/01/31                                           394              410
 6.500%, 11/01/31                                           246              257
 6.500%, 02/01/32                                           202              210
 6.500%, 04/01/32                                           119              125
 6.500%, 04/01/32                                           137              143
 6.500%, 04/01/32                                           244              254
 6.500%, 06/01/32                                           242              253
 6.500%, 08/01/32                                           163              170
 6.500%, 08/01/32                                           211              220
 6.500%, 08/01/32                                           230              239
 6.500%, 11/01/32                                           179              186
 6.500%, 01/01/33                                           627              654
 6.500%, 02/01/33                                           721              751
 6.500%, 06/01/33                                         2,099            2,187
 7.000%, 07/01/28                                           495              525
 7.000%, 05/01/29                                           364              385
 7.000%, 03/01/30                                           458              485
 7.000%, 02/01/31                                           426              451
 7.000%, 07/01/31                                           360              381
 7.000%, 08/01/31                                           389              411
 7.000%, 02/01/32                                           366              386
 7.000%, 05/01/32                                           236              249
 7.000%, 05/01/32                                           473              499
 7.000%, 05/01/32                                           500              528

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONCLUDED)
THE QUALITY BOND FUND

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - (CONTINUED)
 7.000%, 08/01/31                                           402    $         425
 7.000%, 09/01/31                                           363              384
 7.000%, 12/01/32                                         7,621            8,043
                                                                   -------------
                                                                          54,627
                                                                   -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.9%
 9.000%, 10/15/30                                           288              317
 9.000%, 10/15/30                                            84               93
 9.000%, 10/15/30                                           744              821
 9.000%, 11/15/30                                            38               41
 9.000%, 11/15/30                                           215              237
 9.000%, 11/15/30                                            86               94
 9.000%, 11/15/30                                            20               22
                                                                   -------------
                                                                           1,625
                                                                   -------------
TOTAL AGENCY OBLIGATIONS
(COST $75,230)                                                            74,979
                                                                   -------------
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 21.6%
--------------------------------------------------------------------------------
Bank Of America Commercial Mortgage, Inc.
 7.109%, 11/15/31                                         5,100            5,480
Conseco Finance Securitizations Corp.
 5.790%, 05/01/33                                         4,000            4,084
 6.850%, 03/15/32                                           807              814
 7.470%, 02/01/32                                         3,229            3,348
 7.620%, 05/01/31                                         2,329            2,370
 7.730%, 04/01/32                                         1,000            1,039
GE Capital Commercial Mortgage Corp.
 6.079%, 05/15/33                                         3,223            3,399
Green Tree Financial Corp.
 5.760%, 11/01/18                                           535              543
 6.060%, 06/01/30                                           344              346
 6.080%, 12/01/30                                           545              558
 7.330%, 04/01/31                                         3,865            4,024
LB-UBS Commercial Mortgage Trust
 5.401%, 03/15/26                                         2,968            3,064
 6.058%, 06/15/20                                         3,586            3,787
Morgan Stanley Capital I, Inc. 144A @
 6.950%, 12/10/07                                           811              839
PNC Mortgage Acceptance Corp.
 5.910%, 03/12/34                                         2,844            2,987
 7.520%, 07/15/08                                         1,114            1,211
                                                                   -------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $38,178)                                                            37,893
                                                                   -------------
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES - 2.4%
--------------------------------------------------------------------------------
Illinois Power Special Purpose Trust
 5.380%, 06/25/07                                         1,923            1,959
Railcar Leasing L.L.C.
 7.125%, 01/15/13                                         2,000            2,189
                                                                   -------------
TOTAL ASSET BACKED SECURITIES
(COST $3,885)                                                              4,148
                                                                   -------------

                                                   NUMBER OF           VALUE
                                                     SHARES            (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 9.6%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempFund                                     8,347,139    $       8,347
Evergreen Prime Cash Management
 Money Market Fund                                    8,549,509            8,550
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $16,897)                                                            16,897
                                                                   -------------
TOTAL INVESTMENTS - 105.6%
 (Cost $185,306) (a)                                                     185,130

LIABLILITIES IN EXCESS
 OF OTHER ASSETS - (5.6%)                                                (9,761)
                                                                   -------------
NET ASSETS APPLICABLE TO 16,665,235
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING - 100.0%                                   $     175,369
                                                                   =============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $       10.52
                                                                   =============

---------------

++ IO - Interest Only Security

** Effective Yield

@ Security restricted and/or exempt from registration under Rule144A of the Securities Act of 1933.

(a) At June 30, 2004, the cost for Federal income tax purposes was $185,307,402. Net unrealized depreciation was ($177,669). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,378,908 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($2,556,577)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED)
THE HIGH YIELD BOND FUND

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
CORPORATE BONDS - 91.4%
--------------------------------------------------------------------------------
ADVERTISING - 0.9%
Advanstar Communications, Inc.
 12.000%, 02/15/11                                          100    $         107
Advanstar Communications, Inc.
 10.750%, 08/15/10                                           75               83
RH Donnelley Finance Corp.
 8.875%, 12/15/10                                            25               27
 10.875%, 12/15/12                                          475              551
                                                                   -------------
                                                                             768
                                                                   -------------
AEROSPACE & DEFENSE - 2.0%
BE Aerospace, Inc.
 8.000%, 03/01/08                                            50               47
 8.500%, 10/01/10                                            75               79
 8.875%, 05/01/11                                           225              209
 9.500%, 11/01/08                                            50               48
GenCorp, Inc.
 9.500%, 08/15/13                                           650              676
Sequa Corp.
 9.000%, 08/01/09                                            50               53
TD Funding Corp.
 8.375%, 07/15/11                                           150              152
Vought Aircraft Industries, Inc. 144A @
 8.000%, 07/15/11                                           425              404
                                                                   -------------
                                                                           1,668
                                                                   -------------
AGRICULTURAL PRODUCTS - 0.1%
IMC Global, Inc.
 10.875%, 06/01/08                                           25               29
 10.875%, 08/01/13                                           50               60
 11.250%, 06/01/11                                           25               29
                                                                   -------------
                                                                             118
                                                                   -------------
AUTOMOBILES & RELATED - 3.6%
Asbury Automotive Group, Inc.
 8.000%, 03/15/14                                           200              191
Autocam Corp. 144A @
 10.875%, 06/15/14                                          275              267
Collins & Aikman Products
 10.750%, 12/31/11                                           25               25
Dana Corp.
 9.000%, 08/15/11                                           200              234
Delco Remy International, Inc. 144A @
 9.375%, 04/15/12                                            50               49
Dura Operating Corp.
 9.000%, 05/01/09                                            25               24
Eagle-Picher Industries, Inc.
 9.750%, 09/01/13                                           325              349
Goodyear Tire & Rubber Co. 144A @
 4.000%, 06/15/34                                            75               76
HLI Operating Co., Inc.
 10.500%, 06/15/10                                          189              213
Navistar International, Corp.
 7.500%, 06/15/11                                           175              179
Rexnord Corp.
 10.125%, 12/15/12                                          300              330
Tenneco, Inc.
 11.625%, 10/15/09                                          200              215

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AUTOMOBILES & RELATED - (CONTINUED)
TRW Automotive, Inc.
 9.375%, 02/15/13                                           357    $         402
 11.000%, 02/15/13                                          187              221
Visteon Corp.
 7.000%, 03/10/14                                           175              168
                                                                   -------------
                                                                           2,943
                                                                   -------------
BANKING - 0.1%
Saul Centers, Inc.
 7.500%, 03/01/14                                           150              149
                                                                   -------------
BROADCAST/MEDIA - 2.7%
Gray Television, Inc.
 9.250%, 12/15/11                                           150              164
Lighthouse International Co. SA
 8.000%, 04/30/14                                           350              411
Quebecor Media, Inc.
 11.125%, 07/15/11                                          575              656
Sinclair Broadcast Group
 8.000%, 03/15/12                                           250              256
Vivendi Universal SA
 9.250%, 04/15/10                                           500              591
XM Satellite Radio Holdings, Inc.
 12.000%, 06/15/10                                          171              196
                                                                   -------------
                                                                           2,274
                                                                   -------------
BUILDING & BUILDING SUPPLIES - 1.5%
Associated Materials, Inc. 144A @
 11.250%**, 03/01/14                                        150              101
 9.750%, 04/15/12                                           375              416
Building Materials Corp. of America
 7.750%, 07/15/05                                            25               25
 8.000%, 10/15/07                                            25               25
 8.000%, 12/01/08                                            25               25
 8.625%, 12/15/06                                            25               25
Norcraft Cos. LP 144A @
 9.000%, 11/01/11                                           250              264
Texas Industries, Inc.
 10.250%, 06/15/11                                          175              195
U.S. Concrete, Inc. 144A @
 8.375%, 04/01/14                                           150              150
                                                                   -------------
                                                                           1,226
                                                                   -------------
BUILDING & REAL ESTATE - 1.7%
Brand Services, Inc.
 12.000%, 10/15/12                                          325              370
LNR Property Corp. 144a @
 7.250%, 10/15/13                                           250              244
Mobile Mini, Inc.
 9.500%, 07/01/13                                           125              137
Nortek, Inc.
 9.875%, 06/15/11                                           200              228
The Geo Group, Inc.
 8.250%, 07/15/13                                            50               49
WCI Communities, Inc.
 7.875%, 10/01/13                                           150              152
 9.125%, 05/01/12                                            75               81
 10.625%, 02/15/11                                          100              111

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (Continued)
THE HIGH YIELD BOND FUND

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BUILDING & REAL ESTATE - (CONTINUED)
William Lyon Homes, Inc. 144A @
 7.500%, 02/15/14                                            25    $          23
                                                                   -------------
                                                                           1,395
                                                                   -------------
CABLE OPERATORS - 2.1%
Charter Communications Operating LLC 144A @
 8.000%, 04/30/12                                           250              242
 8.750%, 11/15/13                                           400              383
 10.250%, 09/15/10                                          400              403
CSC Holdings, Inc.
 7.625%, 04/01/11                                           200              200
CSC Holdings, Inc. 144A @
 6.750%, 04/15/12                                           350              336
Mediacom Broadband LLC
 11.000%, 07/15/13                                          150              160
                                                                   -------------
                                                                           1,724
                                                                   -------------
CHEMICALS - 4.2%
Arco Chemical Co.
 10.250%, 11/01/10                                           75               76
Compass Minerals International, Inc.
 10.895%, 06/01/13                                          525              399
Phosphate Resource Partners LP
 7.000%, 02/15/08                                           100              103
Huntsman Co. LLC
 9.875%, 03/01/09                                           225              243
 11.474%, 12/31/09                                          100               49
 11.625%, 10/15/10                                          250              276
Koppers, Inc.
 9.875%, 10/15/13                                           375              411
Lyondell Chemical Co.
 9.500%, 12/15/08                                           125              130
MacDermid, Inc.
 9.125%, 07/15/11                                           100              111
Noveon, Inc.
 13.000%, 08/31/11                                          397              421
Omnova Solutions, Inc.
 11.250%, 06/01/10                                          175              191
Resolution Performance Products LLC
 9.500%, 04/15/10                                           175              180
Rhodia SA 144A @
 7.625%, 06/01/10                                            25               23
 8.875%, 06/01/11                                           350              296
 10.250%, 06/01/10                                          225              227
Rockwood Specialties, Inc.
 10.625%, 05/15/11                                          250              266
                                                                   -------------
                                                                           3,402
                                                                   -------------
COMPUTER - INTERNET SERVICES & SOFTWARE - 0.0%
Globix Corp.
 11.000%, 05/01/08                                           29               26
                                                                   -------------
COMPUTER SERVICES & SOFTWARE - 0.4%
IPC Acquisition Corp.
 11.500%, 12/15/09                                          275              297
                                                                   -------------
CONSUMER PRODUCTS - 2.8%
Armkel LLC
 9.500%, 08/15/09                                           325              355

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONSUMER PRODUCTS - (CONTINUED)
Chattem, Inc.
 7.000%, 03/01/14                                           125    $         120
Equinox Holdings Ltd. 144A @
 9.000%, 12/15/09                                           100               99
Fedders North America, Inc. 144A @
 9.875%, 03/01/14                                           150              137
FTD, Inc.
 7.750%, 02/15/14                                           100               93
Jostens Holdings Corp.
 10.250%, 12/01/13                                          350              238
 12.750%, 05/01/10                                          500              557
K2, Inc. 144A @
 7.375%, 07/01/14                                           200              203
Rayovac Corp.
 8.500%, 10/01/13                                            75               79
Sealy Mattress Co. 144A @
 8.250%, 06/15/14                                           125              126
Simmons Co. 144A @
 7.875%, 01/15/14                                           125              128
True Temper Sports, Inc.
 8.375%, 09/15/11                                           175              175
                                                                   -------------
                                                                           2,310
                                                                   -------------
CONTAINERS - 4.5%
AEP Industries, Inc.
 9.875%, 11/15/07                                           125              128
Bway Corp.
 10.000%, 10/15/10                                          200              210
Constar International, Inc.
 11.000%, 12/01/12                                          125              117
Crown Holdings, Inc.
 9.500%, 03/01/11                                           300              327
 10.875%, 03/01/13                                          400              456
Graphic Packaging International Corp.
 8.500%, 08/15/11                                           150              160
 9.500%, 08/15/13                                            25               27
Greif Brothers Corp. 144A @
 8.875%, 08/01/12                                           100              108
Owens-Brockway Glass Container, Inc.
 7.750%, 05/15/11                                           100              104
 8.250%, 05/15/13                                           300              310
 8.875%, 02/15/09                                           300              324
Owens-Illinois, Inc.
 7.350%, 05/15/08                                            75               75
Plastipak Holdings, Inc.
 10.750%, 09/01/11                                          375              403
Pliant Corp.
 5.830%, 06/15/09                                           100               84
Solo Cup Company
 8.500%, 02/15/14                                           250              232
Stone Container Corp.
 9.750%, 02/01/11                                           100              110
Stone Container Finance - Canada 144A @
 11.500%, 08/15/06                                          300              303
Tekni-Plex, Inc. 144A @
 8.750%, 11/15/13                                           200              191
                                                                   -------------
                                                                           3,669
                                                                   -------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (Continued)
THE HIGH YIELD BOND FUND

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DISTRIBUTION SERVICES - 0.3%
ADESA Corp.
 7.625%, 06/15/12                                            50    $          50
Aviall, Inc.
 7.625%, 07/01/11                                           200              208
                                                                   -------------
                                                                             258
                                                                   -------------
DIVERSIFIED OPERATIONS - 0.2%
Fisher Scientific International, Inc.
 8.125%, 05/01/12                                           152              162
                                                                   -------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS - 2.9%
AMI Semiconductor, Inc.
 10.750%, 02/01/13                                           81               95
Amkor Technology, Inc.
 10.500%, 05/01/09                                          100              105
Amkor Technology, Inc.
 7.750%, 05/15/13                                           175              166
Amkor Technology, Inc. 144A @
 7.125%, 03/15/11                                            75               70
Chippac International Ltd.
 12.750%, 08/01/09                                          200              213
Fairchild Semiconductor International, Inc.
 10.500%, 02/01/09                                          200              217
On Semiconductor Corp.
 12.000%, 03/15/10                                           65               76
 13.000%, 05/15/08                                          179              205
 15.003%, 08/04/11                                           75              109
Sanmina-SCI Corp.
 10.375%, 01/15/10                                          225              258
Solectron Corp.
 9.625%, 02/15/09                                           150              165
Stratus Technologies, Inc. 144A @
 10.375%, 12/01/08                                          275              282
Superior Essex, Inc. 144A @
 9.000%, 04/15/12                                           225              215
Telex Communications, Inc.
 11.500%, 10/15/08                                          200              212
                                                                   -------------
                                                                           2,388
                                                                   -------------
ENERGY RESOURCES & SERVICES - 8.3%
AES Corp.
 7.750%, 03/01/14                                            75               72
 8.875%, 02/15/11                                           450              467
 9.375%, 09/15/10                                           300              320
AES Corp. 144A @
 9.000%, 05/15/15                                           375              402
Allegheny Energy Supply Co. LLC 144A @
 8.750%, 04/15/12                                           275              272
Allegheny Energy Supply Co.
 7.800%, 03/15/11                                           225              220
Alpha Natural Resources LLC 144A @
 10.000%, 06/01/12                                          200              209
CMS Energy Corp.
 9.875%, 10/15/07                                           350              377
CMS Energy Corp.
 8.500%, 04/15/11                                            50               51
Compagine Genera De Geophysique SA (CGG)
 10.625%, 11/15/07                                          200              213
Dynegy Holdings, Inc 144A @
 10.125%, 07/15/13                                          200              216

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ENERGY RESOURCES & SERVICES - (CONTINUED)
Dynegy Holdings Inc.
 7.125%, 05/15/18                                            50    $          39
Edison Mission Energy Corp.
 9.875%, 04/15/11                                           250              261
EL Paso Production Holding Co.
 7.750%, 06/01/13                                           175              161
Hilcorp Energy Co. 144A @
 10.500%, 09/01/10                                          250              270
Illinois Power Co.
 11.500%, 12/15/10                                          275              325
Invensys plc 144A @
 9.875%, 03/15/11                                           250              249
Luscar Coal Ltd.
 9.750%, 10/15/11                                           150              169
Midwest Generation LLC
 8.750%, 05/01/34                                           125              126
North American Energy Partners Inc.
 8.750%, 12/01/11                                           225              223
NRG Energy, Inc. 144A @
 8.000%, 12/15/13                                           250              252
Orion Power Holdings, Inc.
 12.000%, 05/01/10                                          300              366
Petroleum Geo-Services ASA
 10.000%, 11/05/10                                          250              259
PSE&G Energy Holdings LLC
 8.500%, 06/15/11                                           300              321
 10.000%, 10/01/09                                           25               28
Sierra Pacific Resources 144A @
 8.625%, 03/15/14                                           400              390
Synagro Technologies, Inc.
 9.500%, 04/01/09                                           350              366
TNP Enterprises, Inc.
 10.250%, 04/01/10                                          175              181
                                                                   -------------
                                                                           6,805
                                                                   -------------
ENTERTAINMENT & LEISURE - 3.1%
AMF Bowling Worldwide, Inc. 144A @
 10.000%, 03/01/10                                          175              179
Boyd Gaming Corp. 144A @
 6.750%, 04/15/14                                           200              189
Cinemark USA, Inc.
 9.000%, 02/01/13                                            25               27
Cinemark, Inc. 144A @
 9.646%, 03/15/14                                           150               98
Hockey Co.
 11.250%, 04/15/09                                          250              298
Penn National Gaming, Inc.
 11.125%, 03/01/08                                          325              357
Six Flags, Inc.
 9.750%, 04/15/13                                           175              176
Six Flags, Inc.
 9.500%, 02/01/09                                           150              154
Town Sports International, Inc.
 9.625%, 04/15/11                                            75               72
Universal City Development Partners 144A @
 11.750%, 04/01/10                                          475              550
Warner Music Group 144A @
 7.375%, 04/15/14                                           425              410
                                                                   -------------
                                                                           2,510
                                                                   -------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (Continued)
THE HIGH YIELD BOND FUND

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCE - 1.7%
Alamosa Delaware, Inc.
 11.000%, 07/31/10                                          252    $        275
Alamosa Delaware, Inc. 144A @
 8.500%, 01/31/12                                           100               98
BCP Caylux Holdings Luxembourg SCA 144A @
 9.625%, 06/15/14                                           200              207
FBOP Capital Trust II 144A @
 10.000%, 01/15/09                                          150              164
Global Cash Access LLC 144A @
 8.750%, 03/15/12                                           275              286
Labranche & Co.144A @
 9.500%, 05/15/09                                           225              227
New ASAT Finance Ltd. 144A @
 9.250%, 02/01/11                                           125              124
                                                                   -------------
                                                                           1,381
                                                                   -------------
FOOD & BEVERAGES - 2.1%
Agrilink Foods, Inc.
 11.875%, 11/01/08                                           69               73
B&G Foods, Inc.
 9.625%, 08/01/07                                           250              254
Dole Foods Co.
 8.875%, 03/15/11                                           250              264
Dole Foods Co.
 8.625%, 05/01/09                                            75               79
Le-Natures, Inc.
 10.000%, 06/15/13                                          275              285
Merisant Co. 144A @
 9.500%, 07/15/13                                            50               53
Pierre Foods, Inc. 144A @
 9.875%, 07/15/12                                           100              101
Pinnacle Foods Holding Corp. 144A @
 8.250%, 12/01/13                                           150              145
Pinnacle Foods Holding Corp. 144A @
 8.250%, 12/01/13                                           375              362
Wornick Co. 144A @
 10.875%, 07/15/11                                          125              128
                                                                   -------------
                                                                           1,744
                                                                   -------------
HEALTHCARE - 1.2%
Concentra Operating Corp. 144A @
 9.125%, 06/01/12                                           150              157
Concentra Operating Corp.
 9.500%, 08/15/10                                           100              107
Fresenius Medical Care Capital Trust II
 7.875%, 02/01/08                                            25               26
Genesis HealthCare Corp. 144A @
 8.000%, 10/15/13                                           200              204
Inverness Medical Innovations, Inc. 144A @
 8.750%, 02/15/12                                            50               51
Tenet Healthcare Corp.
 6.500%, 06/01/12                                           100               87
 7.375%, 02/01/13                                            75               68
Tenet Healthcare Corp. 144A @
 9.875%, 07/01/14                                           100              102
Triad Hospitals, Inc.
 7.000%, 11/15/13                                           175              166
                                                                   -------------
                                                                             968
                                                                   -------------

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HOME FURNISHINGS - HOUSEWARES - 0.2%
WII Components, Inc. 144A @
 10.000%, 02/15/12                                          125    $         123
                                                                   -------------
HOTELS & GAMING - 2.5%
American Casino & Entertainment Properties LLC 144A @
 7.850%, 02/01/12                                           150              152
Ameristar Casinos, Inc.
 10.750%, 02/15/09                                          225              257
Argosy Gaming Co.
 9.000%, 09/01/11                                            25               28
Argosy Gaming Co. 144A @
 7.000%, 01/15/14                                           100               98
Isle of Capri Casinos, Inc. 144A @
 7.000%, 03/01/14                                           200              185
Majestic Star Casino LLC
 9.500%, 10/15/10                                            50               50
Premier Entertainment Biloxi LLC 144A @
 10.750%, 02/01/12                                           75               79
Resort International Hotel & Casino Inc.
 11.500%, 03/15/09                                           25               28
Station Casinos, Inc.
 6.875%, 03/01/16                                           100               96
Station Casinos, Inc.
 6.000%, 04/01/12                                           150              145
Turning Stone Casino Resort Enterprise 144A @
 9.125%, 12/15/10                                           100              104
Venetian Casino Resort LLC
 11.000%, 06/15/10                                          650              751
Wynn Las Vegas LLC
 12.000%, 11/01/10                                           50               60
                                                                   -------------
                                                                           2,033
                                                                   -------------
HOTELS & RESORTS - 1.1%
Courtyard By Marriott
 10.750%, 02/01/08                                          100              100
John Q. Hammons Hotels, Inc.
 8.875%, 05/15/12                                           350              380
La Quinta Properties, Inc.
 8.875%, 03/15/11                                           375              403
Prime Hospitality Corp.
 8.375%, 05/01/12                                            50               52
                                                                   -------------
                                                                             935
                                                                   -------------
MACHINERY & HEAVY EQUIPMENT - 1.2%
Case New Holland, Inc. 144A@
 9.250%, 08/01/11                                           225              236
JLG Industries, Inc.
 8.375%, 06/15/12                                           125              127
Joy Global, Inc.
 8.750%, 03/15/12                                           200              224
National Waterworks, Inc.
 10.500%, 12/01/12                                          325              361
                                                                   -------------
                                                                             948
                                                                   -------------
MANUFACTURING - 1.4%
Aearo Corp. 144A @
 8.250%, 04/15/12                                           100              102
Ames True Temper, Inc. 144A @
 10.000%, 07/15/12                                          150              150

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (Continued)
THE HIGH YIELD BOND FUND

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MANUFACTURING - (CONTINUED)
Dresser, Inc.
 9.375%, 04/15/11                                           250    $         267
General Cable Corp.
 9.500%, 11/15/10                                           100              108
International Utitity Structures, Inc.                        ?
 13.000%, 02/01/08                                          200                0
J.B. Poindexter & Co., Inc. 144A @
 8.750%, 03/15/14                                           125              127
Maax Corp. 144A @
 9.750%, 06/15/12                                           125              129
The Manitowoc Co., Inc.
 7.125%, 11/01/13                                            75               75
Valmont Industries, Inc. 144A @
 6.875%, 05/01/14                                           150              147
                                                                   -------------
                                                                           1,105
                                                                   -------------
MEDICAL SERVICES & EQUIPMENT - 1.3%
Alliance Imaging, Inc.
 10.375%, 04/15/11                                          225              236
Ameripath, Inc.
 10.500%, 04/01/13                                          225              227
Insight Health Services Corp.
 9.875%, 11/01/11                                           100              107
Quintiles Transnational Corp.
 10.000%, 10/01/13                                          175              173
Vicar Operating, Inc.
 9.875%, 12/01/09                                           275              303
                                                                   -------------
                                                                           1,046
                                                                   -------------
MEDICAL SUPPLIES & EQUIPMENT - 0.6%
Biovail Corp.
 7.875%, 04/01/10                                           175              173
VWR International, Inc. 144A @
 6.875%, 04/15/12                                            50               50
 8.000%, 04/15/14                                           250              256
                                                                   -------------
                                                                             479
                                                                   -------------
METAL COMPONENTS & PRODUCTS - 2.7%
Algoma Steel, Inc.
 11.000%, 12/31/09                                          125              135
Allegheny Technologies, Inc.
 8.375%, 12/15/11                                           175              176
Century Aluminum Co.
 11.750%, 04/15/08                                          350              390
Gerdau AmeriSteel Corp. B
 6.500%, 04/30/07                                           300              215
Earle M. Jorgensen Co.
 9.750%, 06/01/12                                           550              602
Trimas Corp.
 9.875%, 06/15/12                                           400              424
United States Steel Corp.
 9.750%, 05/15/10                                           210              233
                                                                   -------------
                                                                           2,175
                                                                   -------------
METALS & MINING - 2.5%
Arch Western Finance LLC 144A @
 6.750%, 07/01/13                                            75               75
Compass Minerals Group, Inc.
 10.000%, 08/15/11                                          125              139

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
METALS & MINING - (CONTINUED)
CSN Islands VIII Corp. 144A @
 9.750%, 12/16/13                                           325            $ 291
Euramax International PLC
 8.500%, 08/15/11                                           150              156
Gerdau AmeriSteel Corp.
 10.375%, 07/15/11                                          250              279
International Steel Group, Inc.
 6.500%, 04/15/14                                           275              258
IPSCO, Inc.
 8.750%, 06/01/13                                            50               56
Ispat Inland ULC
 9.750%, 04/01/14                                           150              154
Neenah Corp. 144a @
 11.000%, 09/30/10                                          125              132
Steel Dynamics, Inc.
 9.500%, 03/15/09                                           350              387
Steel Dynamics, Inc. 144A @
 9.500%, 03/15/09                                            75               83
                                                                   -------------
                                                                           2,010
                                                                   -------------
OIL & GAS - 5.1%
AmeriGas Partners LP / Eagle Finance Corp.
 8.875%, 05/20/11                                           375              399
AmeriGas Partners LP
 10.000%, 04/15/06                                          250              270
ANR Pipeline Co.
 8.875%, 03/15/10                                            50               55
Chesapeake Energy Corp.
 9.000%, 08/15/12                                           150              169
Denbury Resources, Inc.
 7.500%, 04/01/13                                           150              151
Dynegy Roseton/Danskammer LLC 144A @
 7.270%, 11/08/10                                           125              119
Encore Acquisition Co.
 8.375%, 06/15/12                                           100              107
Ferrellgas Partners LP
 8.750%, 06/15/12                                           350              374
Hanover Compressor Co.
 8.029%, 03/31/07                                            25               20
 9.000%, 06/01/14                                            75               78
Hanover Equipment Trust
 8.750%, 09/01/11                                            75               80
Magnum Hunter Resources, Inc.
 9.600%, 03/15/12                                            50               55
Paramount Resources Ltd.
 8.875%, 07/15/14                                           200              199
Pride International, Inc. 144A @
 7.375%, 07/15/14                                           150              151
Southern Natural Gas Co.
 8.875%, 03/15/10                                           125              137
Stone Energy Corp.
 8.250%, 12/15/11                                           100              104
Swift Energy Co.
 10.250%, 08/01/09                                          325              343
Swift Energy Co.
 7.625%, 07/15/11                                           100              101

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (Continued)
THE HIGH YIELD BOND FUND

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OIL & GAS - (continued)
Universal Compression, Inc.
 7.250%, 05/15/10                                           200    $         206
Westport Resources Corp.
 8.250%, 11/01/11                                            75               85
Williams Cos., Inc.
 7.500%, 01/15/31                                           150              136
 7.625%, 07/15/19                                            50               48
 7.750%, 06/15/31                                           100               91
 8.125%, 03/15/12                                           425              454
 8.750%, 03/15/32                                           200              200
                                                                   -------------
                                                                           4,132
                                                                   -------------
PAPER & RELATED PRODUCTS - 3.4%
Boise Cascade Corp.
 7.000%, 11/01/13                                            75               77
Four M Corp.
 12.000%, 06/01/06                                          375              379
Georgia-Pacific Corp.
 8.875%, 02/01/10                                            75               85
 9.375%, 02/01/13                                           625              716
Inland Fiber Group, Inc.
 9.625%, 11/15/07                                            50               25
Longview Fibre Co.
 10.000%, 01/15/09                                          450              486
MDP Acquisitions PLC 144A @
 15.500%, 10/01/13                                          153              175
MDP Acquisitions PLC
 9.625%, 10/01/12                                           425              465
Potlatch Corp.
 10.000%, 07/15/11                                          325              361
                                                                   -------------
                                                                           2,769
                                                                   -------------
PHARMACEUTICALS - 0.1%
Alpharma, Inc. 144A @
 8.625%, 05/01/11                                            50               52
                                                                   -------------
PRINTING & PUBLISHING - 5.7%
Affinity Group, Inc. 144A @
 9.000%, 02/15/12                                           125              128
American Achievement Corp. 144A @
 8.250%, 04/01/12                                           275              279
American Media Operation, Inc.
 8.875%, 01/15/11                                            50               48
 10.250%, 05/01/09                                          175              182
Canwest Media, Inc.
 10.625%, 05/15/11                                          275              308
CBD Media, Inc.
 8.625%, 06/01/11                                            50               53
Dex Media East LLC
 9.875%, 11/15/09                                           100              112
 12.125%, 11/15/12                                          450              525
Dex Media, Inc. 144A @
 8.000%, 11/15/13                                           225              216
Dex Media Finance/West
 8.500%, 08/15/10                                            25               27
Dex Media West LLC
 9.875%, 08/15/13                                           350              384
Hollinger International Publishing
 9.000%, 12/15/10                                           175              202

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PRINTING & PUBLISHING - (CONTINUED)
Hollinger Participation Trust 144A @
 12.125%, 11/15/10                                          314    $         366
Houghton Mifflin Co.
 9.875%, 02/01/13                                           250              250
Liberty Group Publishing, Inc.
 9.375%, 02/01/08                                            75               75
 11.625%, 02/01/09                                          325              321
Nebraska Book Co., Inc.
 8.625%, 03/15/12                                           200              196
PRIMEDIA, Inc.
 8.875%, 05/15/11                                           150              149
PRIMEDIA, Inc. 144A @
 8.000%, 05/15/13                                           175              164
Reader's Digest Association, Inc.
 6.500%, 03/01/11                                           150              146
Vertis, Inc.
 9.750%, 04/01/09                                           200              215
 10.875%, 06/15/09                                           75               81
 13.500%, 12/07/09                                          250              250
                                                                   -------------
                                                                           4,677
                                                                   -------------
RECREATIONAL - 0.1%
Town Sports International, Inc. 144A @
 0.000%, 02/01/14                                           200               92
                                                                   -------------
RESTAURANTS - 0.6%
Friendly Ice Cream Corp. 144A @
 8.375%, 06/15/12                                           200              194
O'Charley's, Inc.
 9.000%, 11/01/13                                           200              207
Perkins Family Restaurants, L.P.
 10.125%, 12/15/07                                          100              103
                                                                   -------------
                                                                             504
                                                                   -------------
RETAIL - 0.9%
Barneys New York, Inc.
 9.000%, 04/01/08                                           150              156
Dollar Financial Group, Inc. 144A @
 9.750%, 11/15/11                                           125              131
J Crew Intermediate LLC
 5.133%, 05/15/08                                           100               86
J Crew Operating Corp.
 10.375%, 10/15/07                                          125              127
The Pantry, Inc.
 7.750%, 02/15/14                                           200              195
                                                                   -------------
                                                                             695
                                                                   -------------
SERVICES - COMMERCIAL - 1.7%
Brickman Group Ltd.
 11.750%, 12/15/09                                          150              173
Coinmatch Corp.
 9.000%, 02/01/10                                           175              175
Interface, Inc.
 10.375%, 02/01/10                                          300              335
Mail-Well, Inc.
 9.625%, 03/15/12                                           175              188
Shaw Group, Inc.
 10.750%, 03/15/10                                          250              245
Williams Scotsman, Inc.
 9.875%, 06/01/07                                            75               74

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (Continued)
THE HIGH YIELD BOND FUND

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SERVICES - COMMERCIAL - (CONTINUED)
Williams Scotsman, Inc.
 10.000%, 08/15/08                                           75    $          82
Worldspan LP
 9.625%, 06/15/11                                           150              153
                                                                   -------------
                                                                           1,425
                                                                   -------------
SPECIAL PURPOSE ENTITY - 0.3%
UGS Corp. 144A @
 10.000%, 06/01/12                                          225              240
                                                                   -------------
Telecommunications - 9.9%
Alaska Communications Systems Holdings, Inc.
 9.875%, 08/15/11                                           125              130
Avaya, Inc.
 11.125%, 04/01/09                                          121              142
Call-Net Enterprises, Inc.
 10.625%, 12/31/08                                          200              199
Centennial Communications Corp.
 10.125%, 06/15/13                                          100              103
Centennial Communications Corp. 144A @
 8.125%, 02/01/14                                           100               93
Crown Castle Intl. Corp.
 10.750%, 08/01/11                                          300              336
Eircom Funding
 8.250%, 08/15/13                                           375              390
FairPoint Communications, Inc.
 12.500%, 05/01/10                                          100              106
 11.875%, 03/01/10                                           25               29
Inmarsat Finance Plc 144A @
 7.625%, 06/30/12                                            75               72
Insight Midwest LP/Insight Capital, Inc.
 9.750%, 10/01/09                                            75               79
 9.750%, 10/01/09                                            50               53
 10.500%, 11/01/10                                           25               27
LCI International, Inc.
 7.250%, 06/15/07                                           225              204
Lucent Technologies, Inc.
 5.500%, 11/15/08                                           125              118
 6.450%, 03/15/29                                            50               39
MCI, Inc.
 5.908%, 05/01/07                                           301              292
 6.688%, 05/01/09                                           151              140
Nextel Communications, Inc.
 6.875%, 10/31/13                                           475              471
 7.375%, 08/01/15                                           350              353
 9.375%, 11/15/09                                            25               27
 9.500%, 02/01/11                                           275              308
Nextel Partners, Inc.
 8.125%, 07/01/11                                           125              127
Nortel Networks Ltd.
 6.125%, 02/15/06                                           275              276
Orbital Imaging Corp.
 13.625%, 06/30/08                                           22               22

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - (CONTINUED)
Primus Telecommunications Group, Inc. 144A @
 8.000%, 01/15/14                                           225    $         198
Qwest Communications International, Inc. 144A @
 4.630%, 02/15/09                                           300              280
 9.125%, 03/15/12                                           100              108
 13.500%, 12/15/10                                          900            1,046
Rogers Wireless Communications, Inc. 144A @
 6.375%, 03/01/14                                            50               46
Rogers Wireless Communications, Inc.
 9.625%, 05/01/11                                           250              281
Rural Cellular Corp. 144A @
 8.250%, 03/15/12                                           125              128
Syniverse Technologies, Inc.
 12.750%, 02/01/09                                          200              215
Time Warner Telecom LLC
 9.750%, 07/15/08                                           275              257
Triton PCS, Inc.
 8.500%, 06/01/13                                           175              165
Ubiquitel Operating Co.
 11.904%, 04/15/10                                           25               25
Ubiquitel Operating Co. 144A @
 9.875%, 03/01/11                                           150              150
US Unwired, Inc. 144A @
 10.000%, 06/15/12                                           75               76
US Unwired, Inc.
 19.465%, 11/01/09                                          150              151
Western Wireless Corp.
 9.250%, 07/15/13                                           675              695
 4.625%, 06/15/23                                            48              101
                                                                   -------------
                                                                           8,058
                                                                   -------------
TEXTILES & APPAREL - 0.7%
Avondale Mills, Inc.
 10.250%, 07/01/13                                          300              180
Collins & Aikman Floor Cover
 9.750%, 02/15/10                                           200              203
Dyersburg Corp.
 9.750%, 09/01/07                                           450                0
Invista 144A @
 9.250%, 05/01/12                                           175              176
                                                                   -------------
                                                                             559
                                                                   -------------
TRANSPORTATION & RELATED SERVICES - 1.9%
CHC Helicopter Corp. 144A @
 7.375%, 05/01/14                                           175              172
Laidlaw International, Inc.
 10.750%, 06/15/11                                          375              409
Northwest Airlines, Inc.
 9.875%, 03/15/07                                           150              118
Petroleum Helicopters, Inc.
 9.375%, 05/01/09                                           200              210
RJ Tower Corp.
 12.000%, 06/01/13                                           75               72

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (Continued)
THE HIGH YIELD BOND FUND

                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRANSPORTATION & RELATED SERVICES - (CONTINUED)
TravelCenters of America, Inc.
 12.750%, 05/01/09                                          500    $         580
                                                                   -------------
                                                                           1,561
                                                                   -------------
WASTE MANAGEMENT - 1.1%
Allied Waste North America, Inc.
 9.250%, 09/01/12                                            75               84
Allied Waste North America, Inc.
 7.875%, 04/15/13                                           125              131
Casella Waste Systems, Inc.
 9.750%, 02/01/13                                           375              405
IESI Corp.
 10.250%, 06/15/12                                          225              245
                                                                   -------------
                                                                             865
                                                                   -------------
TOTAL CORPORATE BONDS
(COST $73,302)                                                            74,668
                                                                   -------------
                                                     NUMBER
                                                   OF SHARES
--------------------------------------------------------------------------------
COMMON STOCKS - 2.7%
--------------------------------------------------------------------------------
AUTOMOBILES & RELATED - 0.2%
TRW Automotive Holdings Corp.*                            6,675              126
                                                                   -------------
BROADCAST/MEDIA - 0.2%
Granite Broadcasting Corp.*                              13,000                9
R.H. Donnelley Corp.*                                     4,000              175
                                                                   -------------
                                                                             184
                                                                   -------------
COMPUTER - INTERNET SERVICES & SOFTWARE - 0.0%
Globix Corp.*                                             4,587               13
                                                                   -------------
Diversified Operations - 0.1%
Tyco International Ltd.                                   3,250              108
                                                                   -------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS - 0.1%
AMIS Holdings, Inc.*                                      5,700               96
                                                                   -------------
ENERGY RESOURCES & SERVICES - 1.0%
Duke Energy Corp.                                         6,800              138
FirstEnergy Corp.                                         3,425              128
NiSource, Inc.                                            7,900              163
NRG Energy, Inc.*                                         9,000              223
Teco Energy, Inc.                                        15,700              188
                                                                   -------------
                                                                             840
                                                                   -------------
FOOD & BEVERAGES - 0.2%
Pathmark Stores, Inc. 144A* @ ^                           1,532               12
Volume Services America Holdings, Inc.*                   8,500              115
                                                                   -------------
                                                                             127
                                                                   -------------
HEALTHCARE - 0.0%
Mariner Health Care, Inc.*                                  381               10
                                                                   -------------
HOTELS & GAMING - 0.3%
Wynn Resorts, Ltd.*                                       5,000              193
                                                                   -------------
METALS & MINING - 0.3%
International Steel Group, Inc.*                          3,075               92
Steel Dynamics, Inc.*                                     6,400              183
                                                                   -------------
                                                                             275
                                                                   -------------
TELECOMMUNICATIONS - 0.3%
Nextel Communications, Inc.*                              7,150              191

                                                        NUMBER             VALUE
                                                      OF SHARES            (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - (CONTINUED)
Orbital Imaging Corp.*                                    2,665    $          27
                                                                   -------------
                                                                             218
                                                                   -------------
TOTAL COMMON STOCKS
(COST $2,612)                                                              2,190
                                                                   -------------
--------------------------------------------------------------------------------
PREFERRED STOCKS - 1.6%
--------------------------------------------------------------------------------
BROADCAST/MEDIA - 0.0%
Granite Broadcasting Corp. 12.750%                            1                1
Paxson Communications Corp. 144A 13.250% @                   11                1
                                                                   -------------
                                                                               2
                                                                   -------------
CHEMICALS - 0.2%
Hercules Trust II 6.500%                                  3,000              227
                                                                   -------------
ENERGY RESOURCES & SERVICES - 0.9%
TNP Enterprises, Inc. 14.500%                             6,296              705
                                                                   -------------
FINANCE - 0.2%
Alamosa Holdings, Inc. 7.500%                               267              150
                                                                   -------------
PRINTING & PUBLISHING - 0.1%
PRIMEDIA, Inc. 8.625%                                       550               47
                                                                   -------------
TELECOMMUNICATIONS - 0.0%
Dobson Communications Corp. 12.250%                           1                1
e.spire Communications, Inc. 144A 12.750% @ # ^           2,198                0
Pegasus Satellite Communications, Inc. 12.750% 144A @ ^     296               14
                                                                   -------------
                                                                              15
                                                                   -------------
TEXTILES & APPAREL - 0.2%
Anvil Holdings, Inc. 144A 13.000% @                      13,020              130
                                                                   -------------
TOTAL PREFERRED STOCKS
(COST $1,608)                                                              1,276
                                                                   -------------
--------------------------------------------------------------------------------
WARRANTS - 0.0%
--------------------------------------------------------------------------------
Allegiance Telecom, Inc. 144A* @                            250                0
ASAT Finance 144A* @                                        100                0
Barneys New York, Inc. 144A*@                               100                3
Cybernet Internet Services 144A* @                          150                0
Horizon PCS, Inc.*                                          350                0
IPCS, Inc.*                                                 300                0
KMC Telecom Holdings, Inc. 144A* @                          200                0
Leap Wireless International, Inc.*                          275                0
MDP Acquisitions PLC*                                       100                0
Microcell Telecommunications*                                21                0
Microcell Telecommunications*                                12                0
Mikohn Gaming Corp. 144A* @                                 300                0
Pathmark Stores, Inc. 144A* @                             2,350                2
SW Acquistion LP 144A* @                                    200                3
TravelCenters of America, Inc.*                           1,800                9
TravelCenters of America, Inc.*                             500                3
Ubiquitel, Inc. 144A* @                                     900                0
XM Satellite Radio Holdings, Inc.*                            2                4
                                                                   -------------
TOTAL WARRANTS
(COST $163)                                                                   24
                                                                   -------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (Concluded)
THE HIGH YIELD BOND FUND

                                                        NUMBER             VALUE
                                                      OF SHARES            (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.8%
--------------------------------------------------------------------------------
T. Rowe Price Reserve Investment Fund
(Cost $2,255)                                         2,255,266    $       2,255
                                                                   -------------
TOTAL INVESTMENTS -- 98.5%
 (Cost $79,941) (a)                                                       80,413

OTHER ASSETS IN EXCESS
  OF LIABILITES -- 1.5%                                                    1,244
                                                                   -------------
NET ASSETS APPLICABLE TO 10,480,640
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING - 100.0%                                   $      81,657
                                                                   =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                       $        7.79
                                                                   =============


*   Non-Income Producing Security

**  Effective Yield
@ Security restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933.

#   Security in Default

^   Illiquid Security

B   Broker Price

(a) At June 30, 2004, the cost for Federal income tax purposes was $79,969,977. Net unrealized appreciation was $442,975. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,433,616 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($2,990,641).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED)
THE GROWTH EQUITY FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)

--------------------------------------------------------------------------------
COMMON STOCKS - 96.2%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.1%
Boeing Co.                                               10,000    $         510
General Dynamics Corp.                                    5,000              497
                                                                   -------------
                                                                           1,007
                                                                   -------------
AGRICULTURAL PRODUCTS - 0.5%
Monsanto Co.                                             12,000              462
                                                                   -------------
AUTOMOBILES & RELATED - 2.9%
Delphi Automotive Systems Corp.                          40,000              427
Ford Motor Co.                                           30,000              470
General Motors Corp.                                     10,000              465
Harley-Davidson, Inc.                                     7,500              465
Magna International, Inc.                                 5,000              426
PACCAR, Inc.                                              8,000              464
                                                                   -------------
                                                                           2,717
                                                                   -------------
BANKING - 2.0%
Bank of America Corp.                                     6,000              508
Golden West Financial Corp.                               4,500              479
UnionBanCal Corp.                                         7,500              423
Wells Fargo & Co.                                         7,500              429
                                                                   -------------
                                                                           1,839
                                                                   -------------
BUILDING & REAL ESTATE - 1.2%
D.R. Horton, Inc.                                        12,500              355
Lennar Corp.                                              7,500              335
Pulte Corp.                                               7,500              391
                                                                   -------------
                                                                           1,081
                                                                   -------------
BUILDING PRODUCTS & SUPPLIES - 1.4%
American Standard Cos., Inc.*                            12,500              504
Centex Corp.                                              7,000              320
Masco Corp.                                              15,000              468
                                                                   -------------
                                                                           1,292
                                                                   -------------
CHEMICALS - 0.5%
PPG Industries, Inc.                                      7,500              469
                                                                   -------------
COMPUTER - INTERNET SERVICES & SOFTWARE -
  1.6%
eBay, Inc.*                                               5,000              460
Symantec Corp.*                                          11,000              482
Yahoo!, Inc.                                             16,000              581
                                                                   -------------
                                                                           1,523
                                                                   -------------
COMPUTER - NETWORK PRODUCTS & SERVICES -
  3.5%
Cisco Systems, Inc.                                     137,500            3,259
                                                                   -------------
Computer Services & Software - 7.0%
Adobe Systems, Inc.                                      10,000              465
CDW Corp.                                                 6,000              383
Electronic Arts, Inc.*                                    8,000              435
Infosys Technologies Ltd. ADR                             6,500              603
Microsoft Corp.                                         144,000            4,113
Research In Motion Ltd.*                                  8,000              548
                                                                   -------------
                                                                           6,547
                                                                   -------------
CONSUMER PRODUCTS - 1.4%
Cendant Corp.                                            20,000              490
Fortune Brands, Inc.                                      6,000              453
V.F. Corp.                                                7,500              364
                                                                   -------------
                                                                           1,307
                                                                   -------------
COSMETICS & TOILETRIES - 1.8%
Procter & Gamble Co.                                     30,000            1,633
                                                                   -------------

                                                     NUMBER            VALUE
                                                   OF SHARES           (000)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS - 7.8%
Eaton Corp.                                               9,000    $         583
General Electric Co.                                    160,000            5,184
Illinois Tool Works, Inc.                                 5,000              479
Textron, Inc.                                             7,500              445
Tyco International Ltd.                                  17,500              580
                                                                   -------------
                                                                           7,271
                                                                   -------------
EDUCATION - 0.5%
Apollo Group, Inc.*                                       5,000              441
                                                                   -------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -
  6.4%
Advanced Micro Devices, Inc.*                            30,000              477
Applied Materials, Inc.*                                 24,000              470
Broadcom Corp.*                                          12,500              585
Intel Corp.                                             110,000            3,036
L-3 Communications Holdings, Inc.                         7,500              501
Marvell Technology Group Ltd.*                           18,000              481
National Semiconductor Corp.*                            20,000              440
                                                                   -------------
                                                                           5,990
                                                                   -------------
ENERGY RESOURCES & SERVICES - 1.6%
AES Corp.                                                50,000              496
Cooper Industries Ltd.                                    7,500              446
Edison International                                     20,000              511
                                                                   -------------
                                                                           1,453
                                                                   -------------
FINANCE - 7.1%
Ameritrade Holding Corp.*                                25,000              284
Capital One Financial Corp.                               7,500              513
Countrywide Financial Corp.                               8,250              580
Fidelity National Financial, Inc.                        11,000              410
Goldman Sachs Group, Inc.                                 5,000              470
iShares Russell 1000 Growth Index Fund                   35,000            1,675
Legg Mason, Inc.                                          5,000              455
MBNA Corp.                                               20,000              516
Merrill Lynch & Co., Inc.                                 8,500              459
Morgan Stanley                                            8,500              449
NASDAQ-100 Index Tracking Stock                          10,000              378
Prudential Financial, Inc.                                9,000              418
                                                                   -------------
                                                                           6,607
                                                                   -------------
FOOD & BEVERAGES - 2.6%
Coca-Cola Co.                                            30,000            1,514
Coca-Cola Enterprises, Inc.                              17,500              508
Tyson Foods, Inc.                                        21,000              440
                                                                   -------------
                                                                           2,462
                                                                   -------------
HEALTHCARE - 1.5%
Medco Health Solutions, Inc.*                            12,000              450
UnitedHealth Group, Inc.                                  7,500              467
WellPoint Health Networks, Inc.*                          4,000              448
                                                                   -------------
                                                                           1,365
                                                                   -------------
HOTELS & GAMING - 0.5%
MGM Mirage*                                              10,000              469
                                                                   -------------
HOTELS & RESORTS - 1.0%
Marriott International, Inc.                              9,000              449
Starwood Hotels & Resorts Worldwide, Inc.                11,500              516
                                                                   -------------
                                                                             965
                                                                   -------------
INSTRUMENTS - CONTROLS - 1.0%
Parker Hannifin Corp.                                     7,500              446
Waters Corp.*                                            10,000              478
                                                                   -------------
                                                                             924
                                                                   -------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONCLUDED)
THE GROWTH EQUITY FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INSURANCE - 7.4%
ACE Ltd.                                                 11,500    $         486
Aetna, Inc.                                               5,000              425
Allstate Corp.                                           10,000              466
American International Group, Inc.                       17,500            1,247
CIGNA Corp.*                                              6,500              447
CNA Financial Corp.                                      15,000              444
Hartford Financial Services Group, Inc.                   7,500              516
Lincoln National Corp.                                   10,500              496
Loews Corp.                                               6,500              390
Manulife Financial Corp.                                 10,000              405
MGIC Investment Corp.                                     6,000              455
Progressive Corp.                                         6,500              554
Willis Group Holdings Ltd.                               15,000              562
                                                                   -------------
                                                                           6,893
                                                                   -------------
MACHINERY & HEAVY EQUIPMENT - 2.7%
Caterpillar, Inc.                                         6,000              476
Danaher Corp.                                            10,000              519
Deere & Co.                                               7,500              526
Ingersoll-Rand Co.                                        8,500              581
Rockwell Automation, Inc.                                11,500              431
                                                                   -------------
                                                                           2,533
                                                                   -------------
MEDICAL SERVICES & EQUIPMENT - 2.6%
Alcon, Inc.                                               6,000              472
Boston Scientific Corp.*                                 10,000              428
C.R. Bard, Inc.                                           8,000              453
Stryker Corp.                                             9,000              495
Zimmer Holdings, Inc.*                                    6,000              529
                                                                   -------------
                                                                           2,377
                                                                   -------------
MEDICAL SUPPLIES & EQUIPMENT - 0.5%
Patterson Dental Co.*                                     6,000              459
                                                                   -------------
METAL COMPONENTS & PRODUCTS - 1.7%
Inco Ltd.*                                               12,500              432
Nucor Corp.                                               7,500              576
Phelps Dodge Corp.                                        7,000              542
                                                                   -------------
                                                                           1,550
                                                                   -------------
OIL & GAS - 5.6%
Amerada Hess Corp.                                        6,000              475
Apache Corp.                                             11,000              479
Burlington Resources, Inc.                               15,000              543
ChevronTexaco Corp.                                       5,000              471
Devon Energy Corp.                                        8,500              561
EOG Resources, Inc.                                       8,500              508
Exxon Mobil Corp.                                        10,000              444
Sempra Energy                                            16,000              551
Valero Energy Corp.                                       8,500              626
XTO Energy, Inc.                                         18,500              551
                                                                   -------------
                                                                           5,209
                                                                   -------------
PAPER & RELATED PRODUCTS - 0.5%
Georgia-Pacific Corp.                                    12,500              462
                                                                   -------------
PHARMACEUTICALS - 9.4%
Express Scripts, Inc.*                                    6,500              515
Genentech, Inc.*                                          8,000              450
Johnson & Johnson                                        50,000            2,785
Pfizer, Inc.                                            131,500            4,507
Teva Pharmaceutical Industries Ltd. ADR                   7,500              505
                                                                   -------------
                                                                           8,762
                                                                   -------------

                                                     NUMBER            VALUE
                                                   OF SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

RETAIL - 8.3%
Best Buy Co., Inc.*                                       8,000    $         406
Coach, Inc.*                                             10,000              452
CVS Corp.                                                10,000              420
Federated Department Stores, Inc.                        10,000              491
Harman International Industries, Inc.                     6,500              592
Lowe's Cos., Inc.                                         8,000              420
Nordstrom, Inc.                                          13,000              554
Penney (J.C.) Co., Inc.                                  15,000              566
Sherwin-Williams Co.                                     12,500              519
Staples, Inc.                                            18,000              528
TJX Cos., Inc.                                           20,000              483
Wal-Mart Stores, Inc.                                    35,000            1,847
Whole Foods Market, Inc.                                  5,000              477
                                                                   -------------
                                                                           7,755
                                                                   -------------
TELECOMMUNICATIONS - 2.1%
Avaya, Inc.*                                             29,000              458
Motorola, Inc.                                           22,500              411
Nextel Communications, Inc.*                             20,000              533
QUALCOMM, Inc.                                            7,500              547
                                                                   -------------
                                                                           1,949
                                                                   -------------
TRANSPORTATION & RELATED SERVICES - 0.5%
Norfolk Southern Corp.                                   17,500              464
                                                                   -------------
TOTAL COMMON STOCKS
(COST $80,673)                                                            89,496
                                                                   -------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 3.7%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempCash                                     1,704,948            1,705
BlackRock Provident Institutional
 Funds - TempFund                                     1,704,952            1,705
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $3,410)                                                             3,410
                                                                   -------------
TOTAL INVESTMENTS -- 99.9%
 (COST $84,083) (A)                                                       92,906

OTHER ASSETS IN EXCESS
 OF LIABILITES -- 0.1%                                                       124
                                                                   -------------
NET ASSETS APPLICABLE TO 8,158,584
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING - 100.0%                                   $      93,030
                                                                   =============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $       11.40
                                                                   =============



*Non-Income Producing Security
ADR - American Depository Receipt

(a) At June 30, 2004, the cost for Federal income tax purposes was $84,803,428. Net unrealized appreciation was $8,102,830. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $9,079,881 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($977,051).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED)
THE LARGE CAP VALUE FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)

--------------------------------------------------------------------------------
COMMON STOCKS - 95.4%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 2.2%
Boeing Co.                                               28,200    $       1,441
Lockheed Martin Corp.                                    30,300            1,578
Northrop Grumman Corp.                                   33,900            1,820
                                                                   -------------
                                                                           4,839
                                                                   -------------
AUTOMOBILES & RELATED - 0.7%
BorgWarner, Inc.                                         10,400              455
Lear Corp.                                               19,700            1,162
                                                                   -------------
                                                                           1,617
                                                                   -------------
BANKING - 12.0%
Bank of America Corp.                                    89,920            7,608
Bank of New York Co., Inc.                               98,780            2,912
Compass Bancshares, Inc.                                 13,900              598
U.S. Bancorp                                            230,800            6,361
Wachovia Corp.                                           83,300            3,707
Wells Fargo & Co.                                        71,680            4,102
Zions Bancorp                                             7,220              444
                                                                   -------------
                                                                          25,732
                                                                   -------------
BROADCAST/MEDIA - 1.9%
Liberty Media Corp.*                                    231,450            2,081
Liberty Media International, Inc.                        11,572              429
Viacom, Inc.*                                            44,400            1,586
                                                                   -------------
                                                                           4,096
                                                                   -------------
BUILDING & REAL ESTATE - 0.5%
Lennar Corp.                                             23,900            1,069
                                                                   -------------
BUILDING PRODUCTS & SUPPLIES - 1.7%
Masco Corp.                                             118,900            3,707
                                                                   -------------
CHEMICALS - 1.9%
Dow Chemical Co.                                         42,670            1,737
Englehard Corp.                                          31,800            1,027
PPG Industries, Inc.                                     21,370            1,335
                                                                   -------------
                                                                           4,099
                                                                   -------------
COMPUTER - NETWORK PRODUCTS & SERVICES -
  0.2%
Sun Microsystems, Inc.*                                  99,200              431
                                                                   -------------
COMPUTER SERVICES & SOFTWARE - 1.7%
Computer Associates International, Inc.                   7,780              218
First Data Corp.                                         19,400              864
Microsoft Corp.                                          81,000            2,313
Oracle Corp.                                             18,500              221
                                                                   -------------
                                                                           3,616
                                                                   -------------
COMPUTERS & OFFICE EQUIPMENT - 3.4%
Hewlett-Packard Co.                                     268,700            5,670
Pitney Bowes, Inc.                                       20,800              920
Xerox Corp.*                                             49,100              712
                                                                   -------------
                                                                           7,302
                                                                   -------------
CONSUMER PRODUCTS - 3.5%
Altria Group, Inc.                                       93,600            4,685
Mattel, Inc.                                             69,500            1,268
Whirlpool Corp.                                          22,721            1,559
                                                                   -------------
                                                                           7,512
                                                                   -------------
CONTAINERS - 0.9%
Smurfit-Stone Container Corp.*                           93,770            1,871
                                                                   -------------
COSMETICS & TOILETRIES - 0.7%
Colgate-Palmolive Co.                                    26,000            1,520
                                                                   -------------

                                                     Number            Value
                                                   of Shares           (000)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS - 3.3%
Eaton Corp.                                              11,800    $         764
Honeywell International, Inc.                            55,350            2,027
Tyco International Ltd.                                 127,810            4,236
                                                                   -------------
                                                                           7,027
                                                                   -------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -
  0.8%
Celestica, Inc.*                                         29,063              580
Micron Technology, Inc.*                                 33,500              513
Vishay Intertechnology, Inc.*                            39,200              728
                                                                   -------------
                                                                           1,821
                                                                   -------------
ENERGY RESOURCES & SERVICES - 3.7%
Dominion Resources, Inc.                                 11,280              712
DPL, Inc.                                                21,900              425
Edison International*                                    44,000            1,125
Entergy Corp.                                            23,270            1,303
Exelon Corp.                                             44,540            1,483
PG&E Corp.*                                              57,400            1,604
Progress Energy, Inc.                                    16,500              727
Wisconsin Energy Corp.                                   17,300              564
                                                                   -------------
                                                                           7,943
                                                                   -------------
ENTERTAINMENT & LEISURE - 1.7%
Fox Entertainment Group, Inc.                            16,700              446
Harrah's Entertainment, Inc.                             23,200            1,255
The Walt Disney Co.                                      76,530            1,951
                                                                   -------------
                                                                           3,652
                                                                   -------------
FINANCE - 14.7%
Capital One Financial Corp.                               6,600              451
CIT Group, Inc.                                           9,000              345
Citigroup, Inc.                                         222,500           10,347
Countrywide Financial Corp.                              10,850              762
Federal National Mortgage Association                    30,587            2,183
Freddie Mac                                              60,300            3,817
J.P. Morgan Chase & Co.                                 131,000            5,079
MBIA, Inc.                                               10,500              600
MBNA Corp.                                               38,050              981
Merrill Lynch & Co., Inc.                                34,000            1,835
Morgan Stanley                                           17,800              939
Providian Financial Corp.*                               29,000              425
State Street Corp.                                       68,500            3,359
Washington Mutual, Inc.                                  10,300              398
                                                                   -------------
                                                                          31,521
                                                                   -------------
FOOD & BEVERAGES - 2.7%
Coca-Cola Enterprises, Inc.                              83,900            2,433
ConAgra Foods, Inc.                                      21,200              574
General Mills, Inc.                                      28,600            1,359
Heinz (H.J.) Co.                                         37,250            1,460
                                                                   -------------
                                                                           5,826
                                                                   -------------
HEALTHCARE - 0.4%
Medco Health Solutions, Inc.*                            24,600              923
                                                                   -------------
HOTELS & RESORTS - 0.5%
Hilton Hotels Corp.                                      55,000            1,026
                                                                   -------------
INSURANCE - 7.8%
ACE Ltd.                                                 79,100            3,344
American International Group, Inc.                       36,310            2,588

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONTINUED)
THE LARGE CAP VALUE FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INSURANCE - (CONTINUED)
Aon Corp.                                                20,100   $         572
Axis Capital Holdings Ltd.                               22,900              641
Berkshire Hathaway, Inc.*                                   484            1,430
CIGNA Corp.                                              21,000            1,445
Old Republic International Corp.                         21,900              519
The PMI Group, Inc.                                      18,800              818
Radian Group, Inc.                                       15,830              758
St. Paul Cos., Inc.                                      48,565            1,969
Torchmark Corp.                                           8,200              442
Willis Group Holdings Ltd.                                8,800              330
XL Capital Ltd.                                          24,080            1,818
                                                                   -------------
                                                                          16,674
                                                                   -------------
MACHINERY & HEAVY EQUIPMENT - 1.9%
Dover Corp.                                              23,930            1,008
Ingersoll-Rand Co.                                       44,040            3,008
                                                                   -------------
                                                                           4,016
                                                                   -------------
OFFICE SUPPLIES - 0.2%
Avery Dennison Corp.                                      6,300              403
                                                                   -------------
OIL & GAS - 10.7%
Amerada Hess Corp.                                       10,800              854
BP Amoco Plc ADR                                         35,910            1,924
ChevronTexaco Corp.                                      36,900            3,473
Exxon Mobil Corp.                                       237,500           10,547
GlobalSantaFe Corp.                                      48,550            1,287
Noble Corp.*                                             26,900            1,019
Total SA ADR                                             11,084            1,065
Unocal Corp.                                             54,280            2,063
Valero Energy Corp.                                      11,400              841
                                                                   -------------
                                                                          23,073
                                                                   -------------
PAPER & RELATED PRODUCTS - 1.2%
Boise Cascade Corp.                                      41,800            1,573
Sonoco Products Co.                                      40,390            1,030
                                                                   -------------
                                                          2,603
                                                                   -------------
PHARMACEUTICALS - 2.9%
Abbott Laboratories                                      66,400            2,706
Baxter International, Inc.                                6,200              214
Johnson & Johnson                                        10,100              563
King Pharmaceuticals, Inc.*                              78,870              903
Pfizer, Inc.                                             43,760            1,500
Wyeth                                                    11,700              423
                                                                   -------------
                                                          6,309
                                                                   -------------
RESTAURANTS - 1.2%
Darden Restaurants, Inc.                                 45,800              941
McDonald's Corp.                                         63,900            1,662
                                                                   -------------
                                                          2,603
                                                                   -------------
RETAIL - 2.6%
AutoZone, Inc.*                                          13,200            1,057
Limited Brands                                           61,210            1,145
Liz Claiborne, Inc.                                      11,800              425
Lowe's Cos., Inc.                                        24,200            1,272
Office Depot, Inc.*                                      90,650            1,623
                                                                   -------------
                                                                           5,522
                                                                   -------------
SERVICES - COMMERCIAL - 1.1%
Service Corp. International*                            324,961            2,395
                                                                   -------------

                                                     NUMBER            VALUE
                                                   OF SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TELECOMMUNICATIONS - 3.4%
BellSouth Corp.                                          45,500            1,193
Motorola, Inc.                                           30,700              560
SBC Communications, Inc.                                 92,320            2,239
Verizon Communications, Inc.                             90,140            3,262
                                                                   -------------
                                                                           7,254
                                                                   -------------
TRANSPORTATION & RELATED SERVICES - 2.8%
Canadian National Railway Co.                            27,500   $       1,199
Southwest Airlines Co.                                   30,000              503
Union Pacific Corp.                                      71,200            4,233
                                                                   -------------
                                                                           5,935
                                                                   -------------
WASTE MANAGEMENT - 0.5%
Republic Services, Inc. Class A                          37,910            1,097
                                                                   -------------
TOTAL COMMON STOCKS
(Cost $176,012)                                                          205,033
                                                                   -------------
--------------------------------------------------------------------------------
PREFERRED STOCKS - 2.5%
--------------------------------------------------------------------------------
COMPUTERS & OFFICE EQUIPMENT - 1.4%
Xerox Corp. 6.250%                                       23,500            3,111
                                                                   -------------
ENERGY RESOURCES & SERVICES - 0.5%
Centerpoint Energy, Inc. 2.000%                          32,000            1,037
                                                                   -------------
INSURANCE - 0.6%
Hartford Financial Services Group, Inc.
 6.000%                                                   5,400              354
Hartford Financial Services Group, Inc.
 7.000%                                                  13,100              877
                                                                   -------------
                                                                           1,231
                                                                   -------------
TOTAL PREFERRED STOCKS
(COST $4,531)                                                              5,379
                                                                   -------------





                                                       PAR
                                                      (000)

--------------------------------------------------------------------------------
CORPORATE BONDS - 0.2%
--------------------------------------------------------------------------------
RETAIL - 0.2%
Rite Aid Corp.
 4.750%, 12/01/06
(COST $299)                                                 380              410
                                                                   -------------
                                                   NUMBER OF
                                                     SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.6%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds- TempCash                                      2,764,046            2,764
BlackRock Provident Institutional
 Funds - TempFund                                     2,764,054            2,764
TOTAL SHORT-TERM INVESTMENTS
(Cost $5,528)                                                              5,528
                                                                   -------------
TOTAL INVESTMENTS -- 100.7%
 (Cost $186,370) (a)                                                     216,350
OTHER ASSETS IN EXCESS
 OF LIABILITES -- (0.7%)                                                 (1,431)
                                                                   -------------
NET ASSETS APPLICABLE TO 11,885,841
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING - 100.0%                                  $     214,919
                                                                   =============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                       $        18.08
                                                                   =============

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONCLUDED)
THE LARGE CAP VALUE FUND

* Non-Income Producing Security

  ADR - American Depository Receipt

(a) At June 30, 2004, the cost for Federal income tax purposes was $187,990,011. Net unrealized appreciation was $28,360,278. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $32,481,882 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($4,121,604).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED)
THE FLEXIBLY MANAGED FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)

--------------------------------------------------------------------------------
COMMON STOCKS - 71.1%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.4%
Lockheed Martin Corp.                                   217,000   $       11,301
                                                                   -------------
AGRICULTURAL PRODUCTS - 1.6%
Potash Corp. of Saskatchewan, Inc.                      128,000           12,403
                                                                   -------------
BANKING - 0.4%
Royal Bank of Scotland Group Plc                        115,000            3,312
                                                                   -------------
BROADCAST/MEDIA - 2.8%
Comcast Corp.*                                          155,513            4,359
Meredith Corp.                                          157,000            8,629
Time Warner, Inc.*                                      509,000            8,948
                                                                   -------------
                                                                          21,936
                                                                   -------------
CHEMICALS - 4.5%
Agrium, Inc.                                            360,000            5,238
Dow Chemical Co.                                         85,000            3,460
Du Pont (E.I.) De Nemours and Co.                       207,000            9,195
Great Lakes Chemical Corp.                              213,000            5,764
Octel Corp.                                             453,000           11,927
                                                                   -------------
                                                                          35,584
                                                                   -------------
COMPUTER SERVICES & SOFTWARE - 0.4%
Electronic Data Systems Corp.                           186,000            3,562
                                                                   -------------
COMPUTERS & OFFICE EQUIPMENT - 0.8%
Hewlett-Packard Co.                                     291,000            6,140
                                                                   -------------
CONSUMER PRODUCTS - 4.7%
Altria Group, Inc.                                      252,000           12,613
Fortune Brands, Inc.                                    102,000            7,694
Hasbro, Inc.                                            152,000            2,888
Loews Corp.- Carolina Group                              88,000            2,160
Newell Rubbermaid, Inc.                                 525,000           12,338
                                                                   -------------
                                                                          37,693
                                                                   -------------
DIVERSIFIED OPERATIONS - 2.7%
3M Co.                                                   50,000            4,501
Honeywell International, Inc.                           179,000            6,556
Tyco International Ltd.                                 308,500           10,224
                                                                   -------------
                                                                          21,281
                                                                   -------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -
  0.3%
Texas Instruments, Inc.                                  83,000            2,007
                                                                   -------------
ENERGY RESOURCES & SERVICES - 6.3%
Duke Energy Corp.                                       567,000           11,504
FirstEnergy Corp.                                       334,065           12,497
NiSource, Inc.                                          209,000            4,310
Pinnacle West Capital Corp.                              85,000            3,433
PPL Corp.                                                86,269            3,960
TXU Corp.                                               173,000            7,008
Unisource Energy Corp.                                  255,000            6,337
                                                                   -------------
                                                                          49,049
                                                                   -------------
ENTERTAINMENT & LEISURE - 0.5%
The Walt Disney Co.                                     161,000            4,104
                                                                   -------------
FINANCE - 1.7%
Lehman Brothers Holdings, Inc.                           84,000            6,321
Prudential Financial, Inc.                              158,000            7,342
                                                                   -------------
                                                                          13,663
                                                                   -------------

                                                     NUMBER            VALUE
                                                   OF SHARES           (000)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FOOD & BEVERAGES - 0.8%
General Mills, Inc.                                     139,000   $        6,607
                                                                   -------------
HOTELS & GAMING - 0.4%
Mandalay Resort Group                                    47,000            3,226
                                                                   -------------
HOTELS & RESORTS - 0.4%
Marriott International, Inc.                             64,000            3,192
                                                                   -------------
INSURANCE - 8.5%
Assurant, Inc.                                          215,000            5,672
Genworth Financial, Inc.*                               283,000            6,495
Hartford Financial Services Group, Inc.                  51,400            3,533
Loews Corp.                                             183,000           10,973
Marsh & McLennan Cos., Inc.                             258,000           11,708
SAFECO Corp.                                            279,000           12,276
St. Paul Cos., Inc.                                     142,000            5,756
UnumProvident Corp.                                     187,600            2,983
White Mountains Insurance Group Ltd.                     16,000            8,160
                                                                   -------------
                                                                          67,556
                                                                   -------------
MEDICAL SERVICES & EQUIPMENT - 0.9%
Baxter International, Inc.                              216,000            7,454
                                                                   -------------
METAL COMPONENTS & PRODUCTS - 2.9%
Alcoa, Inc.                                              97,000            3,204
Nucor Corp.                                             182,000           13,970
Phelps Dodge Corp.                                       80,000            6,201
                                                                   -------------
                                                                          23,375
                                                                   -------------
METALS & MINING - 2.7%
Newmont Mining Corp.                                    557,200           21,597
                                                                   -------------
OIL & GAS - 8.0%
Amerada Hess Corp.                                      197,000           15,600
Baker Hughes, Inc.                                      224,000            8,434
ChevronTexaco Corp.                                      65,440            6,159
Devon Energy Corp.                                       50,995            3,366
El Paso Corp.                                            43,300              341
Imperial Oil Ltd.                                       106,000            4,963
Marathon Oil Corp.                                      147,000            5,562
Murphy Oil Corp.                                        152,000           11,202
Royal Dutch Petroleum Co. ADR                           153,000            7,906
                                                                   -------------
                                                                          63,533
                                                                   -------------
PAPER & RELATED PRODUCTS - 1.7%
Bowater, Inc.                                           125,000            5,199
Longview Fibre Co.                                       84,000            1,237
Potlatch Corp.                                          177,000            7,370
                                                                   -------------
                                                                          13,806
                                                                   -------------
PHARMACEUTICALS - 5.2%
AmerisourceBergen Corp.                                 129,000            7,712
Bristol-Myers Squibb Co.                                259,000            6,346
Merck & Co., Inc.                                       219,000           10,403
Schering-Plough Corp.                                   340,000            6,283
Wyeth                                                   295,000           10,666
                                                                   -------------
                                                                          41,410
                                                                   -------------
PRINTING & PUBLISHING - 2.1%
Donnelley (R.R.) & Sons Co.                              46,000            1,519
New York Times Co.                                      104,000            4,650
Washington Post Co., Class B                             11,600           10,788
                                                                   -------------
                                                                          16,957
                                                                   -------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONTINUED)
THE FLEXIBLY MANAGED FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RETAIL - 2.1%
CVS Corp.                                               209,000    $       8,782
Home Depot, Inc.                                        207,000            7,286
Petrie Stores Corp.                                   1,380,000              635
                                                                   -------------
                                                                          16,703
                                                                   -------------
SERVICES - COMMERCIAL - 1.0%
ServiceMaster Co.                                       629,100            7,751
                                                                   -------------
TELECOMMUNICATIONS - 2.6%
Qwest Communications International, Inc.*             1,937,000            6,954
Sprint Corp.                                            356,000            6,266
Verizon Communications, Inc.                            217,000            7,853
                                                                   -------------
                                                                          21,073
                                                                   -------------
TRANSPORTATION & RELATED SERVICES - 2.9%
Burlington Northern Santa Fe Corp.                      220,000            7,715
CSX Corp.                                               128,000            4,195
Ryder Systems, Inc.                                     284,000           11,380
                                                                   -------------
                                                                          23,290
                                                                   -------------
WASTE MANAGEMENT - 0.8%
Waste Management, Inc.                                  209,000            6,406
                                                                   -------------
TOTAL COMMON STOCKS
(COST $402,137)                                                          565,971
                                                                   -------------
                                                       PAR
                                                      (000)
--------------------------------------------------------------------------------
CORPORATE BONDS - 13.7%
--------------------------------------------------------------------------------
BROADCAST/MEDIA - 1.4%
AOL Time Warner, Inc.
 4.531%, 12/06/19                                         5,300            3,358
Liberty Media Corp.
 3.250%, 03/15/31                                         5,900            5,281
XM Satellite Radio Holdings, Inc.
 3.298%, 12/31/09                                         1,415            1,334
 12.000%, 06/15/10                                          777              891
                                                                   -------------
                                                                          10,864
                                                                   -------------
COMPUTER - Internet Services & Software -
  0.4%
Red Hat, Inc.
 0.500%, 01/15/24                                         3,105            3,520
                                                                   -------------
DIVERSIFIED OPERATIONS - 0.7%
Tyco International Group 144A @ ^
 2.750%, 01/15/18                                         2,350            3,531
 3.125%, 01/15/23                                         1,175            1,902
                                                                   -------------
                                                                           5,433
                                                                   -------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -
  0.1%
Oak Industries, Inc.
 4.875%, 03/01/08                                         1,000            1,040
                                                                   -------------
INSURANCE - 2.1%
Loews Corp.
 3.125%, 09/15/07                                         9,200            8,798
Radian Group, Inc.
 2.250%, 01/01/22                                         1,700            1,730
Scottish Re Group, Ltd.
 4.500%, 12/01/22                                           349              424

                                                     NUMBER            VALUE
                                                   OF SHARES           (000)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSURANCE - (CONTINUED)
Selective Insurance Group
 1.616%, 09/24/32                                         3,600    $       1,989
USF&G Corp.
 4.485%**, 03/03/09                                       4,784            3,863
                                                                   -------------
                                                                          16,804
                                                                   -------------
MEDICAL SUPPLIES & EQUIPMENT - 0.4%
Amerisource Health Corp.
 5.000%, 12/01/07                                         2,400            2,826
                                                                   -------------
METALS & MINING - 0.9%
Teck Corp.
 3.750%, 07/15/06                                         7,050            6,768
                                                                   -------------
PAPER & RELATED PRODUCTS - 0.2%
Potlatch Corp.
 10.000%, 07/15/11                                        1,140            1,265
                                                                   -------------
PHARMACEUTICALS - 2.9%
King Pharmaceuticals, Inc.
 2.750%, 11/15/21                                         3,900            3,617
Roche Holdings, Inc. 144A @
 3.623%, 07/25/21                                        32,550           19,693
                                                                   -------------
                                                                          23,310
                                                                   -------------
RETAIL - 0.7%
Duane Reade, Inc.
 2.148%, 04/16/22                                         2,234            1,259
Gap, Inc. 144A@ ^
 5.750%, 03/15/09                                         1,875            2,916
Lowe's Cos., Inc. 144A @ ^
 2.500%, 02/16/21                                         1,300            1,129
                                                                   -------------
                                                                           5,304
                                                                   -------------
TELECOMMUNICATIONS - 3.2%
Corning, Inc.
 5.324%**, 11/08/15                                      12,150            9,492
Crown Castle Intl. Corp.
 4.000%, 07/15/10                                         3,000            4,781
Lucent Technologies, Inc.
 8.000%, 08/01/31                                        10,200           11,450
                                                                   -------------
                                                                          25,723
                                                                   -------------
TRANSPORTATION & RELATED SERVICES - 0.7%
Delta Air Lines, Inc.
 2.875%, 02/18/24                                         8,210            5,306
 8.000%, 06/03/23                                         1,100              623
                                                                   -------------
                                                                           5,929
                                                                   -------------
TOTAL CORPORATE BONDS
(COST $99,085)                                                           108,786
                                                                   -------------
                                                     NUMBER
                                                   OF SHARES
--------------------------------------------------------------------------------
PREFERRED STOCKS - 8.6%
--------------------------------------------------------------------------------
AGRICULTURAL PRODUCTS - 0.5%
IMC Global, Inc. 7.500%                                  46,200            4,276
                                                                   -------------
AUTOMOBILES & RELATED PRODUCTS - 1.0%
Ford Motor Co. Capital Trust II 6.500%                  150,000            8,214
                                                                   -------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONCLUDED)
THE FLEXIBLY MANAGED FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CHEMICALS - 1.0%
Hercules Trust II 6.500%                                103,000    $       7,777
                                                                   -------------
CONSUMER PRODUCTS - 0.7%
Newell Financial Trust I 5.250%                         121,000            5,445
                                                                   -------------
CONTAINERS - 0.6%
Owens-Illinois, Inc. 4.750%                             133,100            4,473
                                                                   -------------
ENERGY RESOURCES & SERVICES - 0.1%
Entergy Gulf States, Inc. 7.000%                          4,565              244
Southern California Edison Co. 6.050%                     2,600              254
                                                                   -------------
                                                                             498
                                                                   -------------
INSURANCE - 2.8%
Conseco, Inc. 5.500%                                     78,000            2,102
Genworth Financial, Inc. 6.000%                         156,000            4,455
Scottish Re Group, Ltd. 5.875%                          135,000            3,924
Travelers Property Casualty Corp. 4.500%                242,000            5,760
UnumProvident Corp. 8.250%                               30,000            1,003
UnumProvident Corp. 8.250%                               74,000            1,805
XL Capital Ltd.                                         145,000            3,682
                                                                   -------------
                                                                          22,731
                                                                   -------------
MEDICAL SERVICES & EQUIPMENT - 0.1%
Baxter International, Inc. 7.000%*                       16,000              911
                                                                   -------------
OIL & GAS - 1.8%
Amerada Hess Corp. 7.000%                                65,000            4,709
El Paso Energy Capital Trust, Inc. 4.750%                38,200            1,068
Pacific Gas & Electric Co. 6.300%*                        7,125              178
Unocal Capital Trust 6.250%                             166,000            8,549
                                                                   -------------
                                                                          14,504
                                                                   -------------
TOTAL PREFERRED STOCKS
(COST $60,794)                                                            68,829
                                                                   -------------
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 1.6%
--------------------------------------------------------------------------------
Building & Real Estate - 1.6%
Rouse Co.
(COST $9,017)                                           262,508           12,469
                                                                   -------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 4.8%
--------------------------------------------------------------------------------
T. Rowe Price Reserve Investment Fund
 (COST $38,526)                                       38,525,862          38,526
                                                                   -------------
TOTAL INVESTMENTS -- 99.8%
 (COST $609,559) (a)                                                     794,581

OTHER ASSETS IN EXCESS
 OF LIABILITES -- 0.2%                                                     1,289
                                                                   -------------
NET ASSETS APPLICABLE TO 32,252,161
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING - 100.0%                                   $     795,870
                                                                   =============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $       24.68
                                                                   =============

* Non-Income Producing Security
** Effective Yield
@ Security restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933.
^ Illiquid security
ADR - American Depository Receipt

(a) At June 30, 2004, the cost for Federal income tax purposes was $610,945,442. Net unrealized appreciation was $183,635,180. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $199,521,686 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($15,886,506).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED)
THE INTERNATIONAL EQUITY FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)

--------------------------------------------------------------------------------
COMMON STOCKS - 100.8%
--------------------------------------------------------------------------------
AUSTRALIA - 11.2%
Insurance Australia Group Ltd.                          665,100    $       2,317
Macquarie Bank Ltd.                                     160,300            3,783
Tabcorp Holdings Ltd.                                   224,833            2,230
Wes Farmers Ltd.                                        142,500            2,920
Westfield Holdings Ltd.                                 202,000            2,167
Woolworths Ltd.                                         227,165            1,804
                                                                   -------------
                                                                          15,220
                                                                   -------------
BELGIUM - 1.4%
Colruyt NV                                               15,325            1,892
                                                                   -------------
BRAZIL - 3.0%
Banco Itau Holding Financeira SA                     23,372,000            2,155
Souza Cruz SA                                           211,600            2,015
                                                                   -------------
                                                                           4,170
                                                                   -------------
FRANCE - 4.2%
BNP Paribas SA +                                         30,400            1,870
CNP Assurances +                                         35,700            2,071
M6 Metropole Television                                  61,400            1,731
                                                                   -------------
                                                                           5,672
                                                                   -------------
GERMANY - 3.2%
Puma AG                                                   7,150            1,817
Rhoen-Klinikum AG                                        48,438            2,592
                                                                   -------------
                                                                           4,409
                                                                   -------------
HONG KONG - 1.2%
Esprit Holdings Ltd.*                                   370,500            1,658
                                                                   -------------
INDIA - 2.5%
ITC Ltd. GDR                                            104,500            2,051
State Bank of India - GDR                                63,900            1,393
                                                                   -------------
                                                                           3,444
                                                                   -------------
IRELAND - 4.2%
Anglo Irish Bank Corp.                                  192,384            3,008
Anglo Irish Bank Corp.                                  170,982            2,683
                                                                   -------------
                                                                           5,691
                                                                   -------------
JAPAN - 9.0%
Daito Trust Construction Co. Ltd.                        51,800            1,994
Kao Corp.                                                89,000            2,145
Millea Holdings, Inc.                                       195            2,895
Ricoh Co., Ltd.                                         148,000            3,147
Tokyo Gas Co. Ltd. +                                    571,000            2,025
                                                                   -------------
                                                                          12,206
                                                                   -------------
KOREA - 6.0%
Korea Tobacco & Genseng Corp.                            73,300            1,694
Lotte Chilsung Beverage Co. Ltd.                          3,150            1,827
Lotte Confectionery Co. Ltd.                              3,350            1,687
Pacific Corp.                                            16,190            2,984
                                                                   -------------
                                                                           8,192
                                                                   -------------
NETHERLANDS - 5.3%
ABN Amro Holding NV                                     174,597            3,819
Heineken NV                                             104,400            3,431
                                                                   -------------
                                                                           7,250
                                                                   -------------
SINGAPORE - 1.3%
Singapore Airport Terminal Services Ltd.              1,310,600            1,788
                                                                   -------------
SOUTH AFRICA - 1.6%
Remgro Limited                                          185,600            2,211
                                                                   -------------

                                                     NUMBER            VALUE
                                                   OF SHARES           (000)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SPAIN - 6.6%
Banco Popular                                            50,650    $       2,861
Enagas                                                  277,100            3,004
Red Electrica de Espana                                 186,500            3,172
                                                                   -------------
                                                                           9,037
                                                                   -------------
SWEDEN- 5.1%
Oriflame Cosemtics SA-SDR                                83,300            2,975
Svenska Handelsbanken AB                                 78,000            1,563
Swedish Match AB                                        232,500            2,377
                                                                   -------------
                                                                           6,915
                                                                   -------------
SWITZERLAND - 4.9%
Lindt & Spruengli AG                                      1,723            1,809
Nestle AG                                                18,085            4,823
                                                                   -------------
                                                                           6,632
                                                                   -------------
UNITED KINGDOM - 30.1%
Barratt Developments Plc                                296,600            3,171
British American Tobacco Plc                            273,439            4,237
Bunzl Plc                                               282,194            2,353
Cadbury Schweppes Plc                                   253,349            2,186
Diageo Plc                                              377,255            5,087
Imperial Tobacco Group Plc                              136,048            2,931
Johnston Press Plc                                      393,463            4,042
Northern Rock Plc                                       404,112            5,302
Reckitt Benckiser Plc                                    46,182            1,307
Royal Bank of Scotland Group Plc                        118,615            3,416
Signet Group Plc                                      1,090,559            2,264
Tesco Plc                                               968,530            4,677
William Morrison Supermarkets Plc                         5,402               23
                                                                   -------------
                                                                          40,996
                                                                   -------------
TOTAL COMMON STOCK
(COST $110,154)                                                          137,383
                                                                   -------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 0.7%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - Temp Cash                                      464,636              465
BlackRock Provident Institutional
Funds - Temp Fund                                       464,636              464
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
(COST $929)                                                                  929
                                                                   -------------
TOTAL INVESTMENTS -- 101.5%
(COST $111,083) (a)                                                      138,312
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL - 3.3%
--------------------------------------------------------------------------------
Institutional Money Market Trust
1.348%, 7/01/04
(COST $4,540)                                             4,540            4,540
                                                                   -------------
LIABILITIES IN EXCESS OF
OF OTHER ASSETS -- (4.8%)                                                (6,580)
                                                                   -------------
NET ASSETS APPLICABLE TO 9,368,480
SHARES OF COMMON STOCK
ISSUED AND OUTSTANDING - 100.0%                                    $     136,272
                                                                   =============
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                         $       14.55
                                                                   =============

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONTINUED)
THE INTERNATIONAL EQUITY FUND

* Non-Income Producing Security
GDR - Global Depository Receipt
SDR - Swedish Depository Receipt
+ Security position is either entirely or partially on loan at June 30, 2004.

(a) At June 30, 2004, the cost for Federal income tax purposes was $111,159,772. Net unrealized appreciation was $27,152,645. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $27,464,329 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($311,684).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONCLUDED)
THE INTERNATIONAL EQUITY FUND



--------------------------------------------------------------------------------
COMMON STOCKS                                       % OF MARKET            VALUE
INDUSTRY DIVERSIFICATION                                  VALUE          (000's)
--------------------------------------------------------------------------------

Beverages                                                  5.0%           $6,913
Brewery                                                    2.5%            3,431
Building & Real Estate                                     2.3%            3,171
Commerical Services                                        1.3%            1,788
Diversified Food Products                                 12.4%           17,097
Diversified Operations                                     7.7%           10,523
Electric                                                   2.3%            3,172
Entertainment                                              2.9%            3,961
Financial Services                                        23.2%           31,853
Gas Distribution                                           3.7%            5,029
Insurance                                                  5.3%            7,283
Manufacturing                                              4.4%            6,065
Medical Services                                           1.9%            2,592
Newspapers                                                 2.9%            4,042
Retail Diversified                                         6.8%            9,338
Real Estate                                                3.0%            4,161
Tobacco                                                   11.2%           15,306
Wholesale Distribution                                     1.2%            1,658
                                                  -------------    -------------
                                                         100.0%          137,383
                                                  =============    =============

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED)
THE SMALL CAP VALUE FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)

--------------------------------------------------------------------------------
COMMON STOCKS - 91.1%
--------------------------------------------------------------------------------
ADVERTISING - 0.3%
Modem Media Poppe Tyson, Inc. *                          85,998   $          452
                                                                   -------------
Aerospace & Defense - 2.8%
BE Aerospace, Inc.*                                     114,900              871
CPI Aerostructures, Inc.*                                18,400              208
Ducommun, Inc. *                                         28,000              599
Fairchild Corp., The*                                    66,100              283
GenCorp, Inc.                                            48,900              655
Heico Corp.                                               2,750               38
Heico Corp.                                              30,900              564
Kaman Corp.                                              41,600              582
Teledyne Technologies, Inc.*                             30,000              600
                                                                   -------------
                                                                           4,400
                                                                   -------------
AGRICULTURAL PRODUCTS - 1.4%
AGCO Corp.*                                              46,400              945
IMC Global, Inc.+                                        75,000            1,005
Terra Nitrogen Co., L.P.                                 22,100              265
                                                                   -------------
                                                                           2,215
                                                                   -------------
AUTOMOBILES & RELATED - 0.9%
Rent Way, Inc.*                                          59,900              539
Rush Enterprises, Inc.*                                  23,900              308
Spartan Motors, Inc.                                     53,500              655
                                                                   -------------
                                                                           1,502
                                                                   -------------
BANKING - 1.0%
First Community Bancorp                                   8,800              338
Texas Capital Bancshares, Inc.*                          27,100              450
UMB Financial Corp.                                      15,000              774
                                                                   -------------
                                                                           1,562
                                                                   -------------
BROADCAST/MEDIA - 0.6%
Media General, Inc. Class A                              10,000              642
Regent Communications, Inc.*                             58,400              361
                                                                   -------------
                                                                           1,003
                                                                   -------------
BUILDING & REAL ESTATE - 1.7%
Champion Enterprises, Inc. *                             78,400              720
Fleetwood Enterprises, Inc.*+                            60,800              885
McGrath Rentcorp                                         25,000              923
Modtech Holdings, Inc. *                                 29,700              229
                                                                   -------------
                                                                           2,757
                                                                   -------------
BUILDING PRODUCTS & SUPPLIES - 1.4%
Apogee Enterprises, Inc.                                 26,900              280
Dixie Group, Inc.*                                       31,000              367
Lennox International, Inc.                               55,400            1,003
NCI Building Systems, Inc.*                              20,000              651
                                                                   -------------
                                                                           2,301
                                                                   -------------
CHEMICALS - 4.3%
Albemarle Corp.                                          15,700              497
Cambrex Corp.                                            35,000              883
Crompton Corp.                                           56,300              355
H.B. Fuller Co.                                          26,200              744
Lesco, Inc.*                                             38,100              517
MacDermid, Inc.                                          25,000              846
Penford Corp.                                             9,700              170
Polyone Corp.*                                          102,800              765
Quaker Chemical Corp.                                    30,000              829
Spartech Corp.                                           39,400            1,022
Terra Industries, Inc. *                                 49,500              279
                                                                   -------------
                                                                           6,907
                                                                   -------------

                                                     NUMBER            VALUE
                                                   OF SHARES           (000)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMPUTER - INTERNET - COMMUNICATIONS - 0.5%
Centillium Communications, Inc.*                         97,200   $          372
Internap Network Services Corp.*                        149,600              181
Norstan, Inc.*                                           58,900              175
                                                                   -------------
                                                                             728
                                                                   -------------
COMPUTER - INTERNET SERVICES & SOFTWARE -
  0.3%
Covad Communications Group, Inc.*+                      100,600              241
Redback Networks, Inc.*                                  29,200              187
                                                                   -------------
                                                                             428
                                                                   -------------
COMPUTER - NETWORK PRODUCTS & SERVICES -
  2.1%
Borland Software Corp.*                                  83,700              711
Digital Impact, Inc.*                                    67,600              128
Hypercom Corp.*                                          35,900              303
Indus International, Inc.*                               81,200              171
Interland, Inc.*                                         50,500              142
Lantronix, Inc.*                                         77,600               99
Manugistics Group, Inc.*                                 80,600              263
NetSolve, Inc.*                                          47,700              472
UNOVA, Inc.*                                             52,500            1,063
                                                                   -------------
                                                                           3,352
                                                                   -------------
COMPUTER SERVICES & SOFTWARE - 6.8%
ADE Corp.*                                               30,000              648
Anacomp, Inc.*                                            9,400              198
Bottomline Technologies, Inc.*                           30,500              322
Carreker Corp.*                                          14,000              140
Computer Horizons Corp.*                                141,800              566
Computer Task Group, Inc.*                              110,000              435
Dot Hill Systems Corp.*                                  48,100              539
Epicor Software Corp.*                                   48,400              680
Evans & Sutherland Computer Corp.*                       70,000              329
Evolving Systems, Inc.*                                  25,600              122
Intevac, Inc.*                                           19,100              169
Iomega Corp.*                                            80,100              447
Keane, Inc.*+                                            58,900              806
MAPICS, Inc.*                                            40,700              430
Maxwell Technologies, Inc.*                              47,500              613
Mentor Graphics Corp.*+                                  34,100              528
MSC Software Corp.*                                      44,100              395
NetIQ Corp.*                                             56,500              746
Pericom Semiconductor Corp.*                             53,100              569
Phoenix Technologies Ltd.*                               71,800              501
Pinnacle Systems, Inc.*                                  75,000              536
SBS Technologies, Inc.*                                  26,900              432
SCM Microsystems, Inc.*                                  53,400              347
Technology Solutions Corp.*                              90,000               97
Tripos, Inc.*                                            25,000              125
Versant Corp.*                                           70,000               91
                                                                   -------------
                                                                          10,811
                                                                   -------------
COMPUTERS & OFFICE EQUIPMENT - 0.6%
Printronix, Inc.*                                        26,500              391
Western Digital Corp.*                                   69,800              604
                                                                   -------------
                                                                             995
                                                                   -------------
CONSULTING SERVICES - 0.5%
CIBER, Inc.*                                             55,970              460
Inforte Corp.*                                           15,400              156
Management Network Group, Inc.*                          70,000              174
                                                                   -------------
                                                                             790
                                                                   -------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONTINUED)
THE SMALL CAP VALUE FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CONSUMER PRODUCTS - 1.6%
Gaiam, Inc.*                                              7,100   $          48
JAKKS Pacific, Inc.*                                     19,100              397
Metris Companies, Inc.*+                                 88,500              769
Playtex Products, Inc.*                                  80,500              630
Revlon, Inc.*                                           118,500              350
Xanser Corp.*                                           130,000              319
                                                                   -------------
                                                                           2,513
                                                                   -------------
CONTAINERS - 0.6%
Graphic Packaging Corp.*                                105,400              912
                                                                   -------------
DISTRIBUTION SERVICES - 1.0%
Aviall, Inc.*                                            51,000              970
Bell Microproducts, Inc.*                                79,500              643
                                                                   -------------
                                                                           1,613
                                                                   -------------
DIVERSIFIED OPERATIONS - 1.8%
Bell Industries, Inc.*                                    2,100                6
Calgon Carbon Corp.                                      71,900              482
Deswell Industries, Inc.                                 30,000              723
GSI Lumonics, Inc.*                                      67,700            1,144
Lydall, Inc.*                                            40,000              391
National Technical Systems, Inc.*                        29,400              140
                                                                   -------------
                                                                           2,886
                                                                   -------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -
 9.7%
Alliance Semiconductor Corp.*                           115,400              687
Analogic Corp.                                           15,000              636
Belden, Inc.                                             22,600              484
Benchmark Electronics, Inc.*                             28,000              815
Brooks Automation, Inc.*                                 46,900              945
Cable Design Technologies Corp.*                         79,500              843
California Micro Devices Corp.*                          40,600              468
Celestica, Inc.*                                         19,700              393
Credence Systems Corp.*                                  51,200              707
CTS Corp.                                                29,500              356
EMCORE Corp.*                                            39,400              128
Lecroy Corp.*                                            43,000              774
MEMC Electronic Materials, Inc.*                         92,100              910
Merix Corp.*                                             21,600              245
Metron Technology N.V.*                                  74,400              180
Park Electrochemical Corp.                               30,000              758
Peak International Ltd.*                                 25,700              129
Pemstar, Inc.*                                           79,900              185
Planar Systems, Inc.*                                    31,300              419
Robotic Vision Systems, Inc.*+                           75,840              200
Silicon Storage Technology, Inc.*+                       52,400              540
Sparton Corp.*                                            2,100               19
Spectrum Control, Inc.*                                  40,000              319
Standard Microsystems Corp.*                             25,700              599
Triquint Semiconductor, Inc.*                            79,600              435
TTM Technologies, Inc.*                                  40,800              483
Universal Electronics, Inc.*                             39,300              689
Veeco Instruments, Inc.*                                 28,600              738
Vishay Intertechnology, Inc.*                            44,350              824
White Electronic Designs Corp.*                          41,800              219
Zygo Corp.*                                              41,500              464
                                                                   -------------
                                                                          15,591
                                                                   -------------

                                                     NUMBER            VALUE
                                                   OF SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ENERGY RESOURCES & SERVICES - 2.0%
Baldor Electric Co.                                      40,000   $         934
Comfort Systems USA, Inc.*                               66,400              424
EMCOR Group, Inc.*                                       16,100              708
Graftech International Ltd*+                             41,700              436
Innovex, Inc.*                                           50,300              230
Sierra Pacific Resources*                                66,300              511
                                                                   -------------
                                                                           3,243
                                                                   -------------
ENTERTAINMENT & LEISURE - 1.9%
Alloy, Inc.*+                                           101,000              621
Carmike Cinemas, Inc.                                    15,100              596
Insight Communications Co., Inc.*                        87,100              807
Topps Co., Inc.                                          39,300              381
Vail Resorts, Inc.*                                      35,400              678
                                                                   -------------
                                                                           3,083
                                                                   -------------
ENVIRONMENTAL INSTRUMENTS - 0.5%
TRC Cos., Inc.*                                          51,300              856
                                                                   -------------
FINANCE - 0.7%
Advanta Corp.                                            30,900              708
Advanta Corp.                                            17,500              384
                                                                   -------------
                                                                           1,092
                                                                   -------------
FOOD & BEVERAGES - 0.0%
Galaxy Nutritional Foods, Inc.*                          10,000               22
                                                                   -------------
HEALTHCARE - 1.4%
American Medical Security Group, Inc.*                   24,000              654
Hologic, Inc.*                                           20,000              465
Province Healthcare Co.*                                 39,700              681
Trizetto Group, Inc.*                                    72,200              484
                                                                   -------------
                                                                           2,284
                                                                   -------------
HOME FURNISHINGS - HOUSEWARES - 0.8%
Bassett Furniture Industries, Inc.                       20,000              435
Furniture Brands International, Inc.                     32,400              812
                                                                   -------------
                                                                           1,247
                                                                   -------------
HOTELS & RESORTS - 0.3%
Orient Express Hotel Ltd.                                32,000              542
                                                                   -------------
HUMAN RERSOURCES - 0.4%
Kforce, Inc.*                                            34,325              324
MPS Group, Inc.*                                         27,400              332
                                                                   -------------
                                                                             656
                                                                   -------------
INSURANCE - 2.0%
American Physicians Capital, Inc.*                       27,000              625
FBL Financial Group, Inc.                                29,400              831
Horace Mann Educators Corp.                              45,300              792
PXRE Group Ltd.                                          13,500              341
StanCorp Financial Group, Inc.                            8,200              549
                                                                   -------------
                                                                           3,138
                                                                   -------------
MACHINERY & HEAVY EQUIPMENT - 3.1%
Flow International Corp.*                                60,000              215
FSI International, Inc.*                                 63,700              497
Gardner Denver, Inc.*                                    25,200              703
JLG Industries, Inc.                                     50,000              695
Regal Beloit Corp.                                       41,600              926
Stewart & Stevenson Services, Inc.                       46,400              831
Terex Corp.*+                                            30,000            1,024
                                                                   -------------
                                                                           4,891
                                                                   -------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONTINUED)
THE SMALL CAP VALUE FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MANUFACTURING - 7.0%
Ault, Inc.*                                              26,000    $          78
Brush Engineered Materials, Inc.*                        33,300              629
Commonwealth Industries, Inc.                            43,000              445
Esterline Technologies Corp.*                            37,200            1,099
Flowserve Corp.*                                         50,000            1,247
Foster (L.B.) Co. Class A*                               50,000              400
Gerber Scientific, Inc.*                                 92,300              652
Hexcel Corp.*                                           101,400            1,174
Lamson & Sessions Co.*                                   50,000              402
MagneTek, Inc*.                                          97,600              814
OSI Systems, Inc.*                                       24,900              496
Robbins & Myers, Inc.                                    30,200              678
Steinway Musical Instruments*                            26,700              937
Tredegar Corp.                                           50,000              807
Warnaco Group, Inc.*                                     62,600            1,332
                                                                   -------------
                                                                          11,190
                                                                   -------------
MEDICAL SERVICES & EQUIPMENT - 0.9%
Cross Country Healthcare, Inc.*                          42,300              768
Medical Staffing Network Holdings, Inc.*                 49,600              319
Prime Medical Services, Inc.*                            47,000              373
                                                                   -------------
                                                                           1,460
                                                                   -------------
METAL COMPONENTS & PRODUCTS - 3.7%
Century Aluminum Co.*                                    30,400              754
Circor International, Inc.                               39,500              805
Ladish Co., Inc.                                         32,500              276
Material Sciences Corp.*                                 43,200              460
Oregon Steel Mills, Inc.*                                82,000            1,209
Penn Engineering & Mfg. Corp.                            23,000              493
RTI International Metals, Inc.*                          19,200              306
Thermadyne Holdings Corp.*                               31,800              445
Timken Co.                                               46,800            1,240
                                                                   -------------
                                                                           5,988
                                                                   -------------
METALS & MINING - 1.2%
Carpenter Technology Corp.                               25,000              851
Titanium Metals Corp.*                                   11,440            1,059
                                                                   -------------
                                                                           1,910
                                                                   -------------
OIL & GAS - 4.6%
ATP Oil & Gas Corp.*                                     43,900              337
Boots and Coots International Well Control*              73,700               92
Forest Oil Corp.*+                                       40,000            1,093
Global Industries Ltd.*                                  43,500              249
Lone Star Technologies, Inc.*                            43,900            1,210
Matrix Service Co.*                                      43,200              395
Newpark Resources, Inc.*                                 71,400              443
Plains Exploration & Production Company*                 36,890              677
Remington Oil & Gas Corp*                                40,000              944
Swift Energy Co.*                                        44,000              971
Universal Compression Holdings, Inc.*                    25,700              788
Varco International, Inc.*                               11,200              245
                                                                   -------------
                                                                           7,444
                                                                   -------------
PAPER & RELATED PRODUCTS - 0.8%
Chesapeake Corp.                                         21,100              563
Longview Fibre Co.                                       50,500              744
                                                                   -------------
                                                                           1,307
                                                                   -------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONTINUED)
THE SMALL CAP VALUE FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PHARMACEUTICALS - 0.8%
Alpharma, Inc.                                           30,000    $         614
MIM Corp.*                                               60,100              523
Transgenomic, Inc.*                                      48,300               66
                                                                   -------------
                                                                           1,203
                                                                   -------------
PRINTING & PUBLISHING - 3.1%
Bowne & Co., Inc.                                        60,000              951
Emmis Communications Corp.*                              50,000            1,049
Journal Communications, Inc*                             29,400              554
Journal Register Co.                                     34,000              680
McClatchy Co.                                            15,000            1,052
Scholastic Corp.*                                        25,000              749
                                                                   -------------
                                                                           5,035
                                                                   -------------
RESTAURANTS - 0.6%
Landry's Restaurants, Inc.                               25,100              750
Rubio's Restaurants, Inc.*                               30,000              239
                                                                   -------------
                                                                             989
                                                                   -------------
RETAIL - 5.1%
Bakers Footwear Group, Inc.*                             20,000              202
Bombay Co., Inc.*                                        45,700              280
Burlington Coat Factory Warehouse Corp.                  40,000              772
Casual Male Retail Group, Inc.*                          65,800              480
Dillard's, Inc.+                                         40,800              910
Genesco, Inc.*                                           26,100              617
Linens `n Things, Inc.*+                                 18,800              551
Longs Drug Stores Corp.                                  45,900            1,096
Phillips-Van Heusen Corp.                                33,700              649
Retail Ventures, Inc.*                                    7,700               60
Rex Stores Corp.*                                        12,500              153
Proffitt's, Inc.                                         39,300              590
Skechers U.S.A., Inc.*                                   40,400              525
Tweeter Home Entertainment Group, Inc.*                  79,800              431
Ultimate Electronics, Inc.*                              16,200               80
Wet Seal, Inc.*+                                         61,900              324
Wild Oats Markets, Inc.*                                 34,900              491
Wilsons The Leather Experts, Inc.*                       10,600               41
                                                                   -------------
                                                                           8,252
                                                                   -------------
SERVICES - COMMERCIAL - 2.0%
Interface, Inc.*                                         94,900              828
Pegasus Solutions, Inc.*                                 20,200              265
Precis, Inc.*                                            26,200               66
Shaw Group, Inc.*                                        66,200              671
Volt Information Sciences, Inc.*                         42,700            1,345
                                                                   -------------
                                                                           3,175
                                                                   -------------
TELECOMMUNICATIONS - 5.4%
Andrew Corp.*+                                           42,600              852
Carrier Access Corp.*                                    39,000              465
CommScope, Inc.*+                                        34,500              740
Conexant Systems, Inc.*+                                110,465              478
Cox Radio, Inc.*                                         25,300              440
General Communication, Inc. Class A*                     58,100              461
Glenayre Technologies, Inc.*                             99,200              228
Globecom System, Inc.*                                   40,100              210
Interphase Corp.*                                        37,600              386
Inter-Tel, Inc.*                                         21,200              529

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONCLUDED)
THE SMALL CAP VALUE FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TELECOMMUNICATIONS - (CONTINUED)
Metasolv, Inc.*                                          90,000   $          256
Network Equipment Technologies, Inc.*                    91,900              750
Powerwave Technologies, Inc.*                           100,000              770
Radyne ComStream, Inc.*+                                 24,400              195
Symmetricom, Inc.*                                       94,300              839
Teleglobe International Holdings Ltd.*                   10,200               52
Tollgrade Communications, Inc.*                           6,200               66
ValueClick, Inc.*                                        50,000              599
Westell Technologies, Inc.*                              66,000              337
                                                                   -------------
                                                                           8,653
                                                                   -------------
TRANSPORTATION & RELATED SERVICES - 2.9%
Alaska Air Group, Inc.*                                  27,700              661
Atlantic Coast Airlines Holdings, Inc.*                  59,300              340
Celadon Group, Inc.*                                     13,100              231
Gulfmark Offshore, Inc.*                                 47,600              751
Mesa Air Group, Inc.*                                    53,800              435
OMI Corp.+                                               49,900              594
Pacific CMA, Inc.*+                                      25,300               27
Sea Containers, Ltd.*                                    56,000              982
Stelmar Shipping Ltd.                                    17,400              577
Stonepath Group, Inc.*                                   33,100               71
                                                                   -------------
                                                                           4,669
                                                                   -------------
TOTAL COMMON STOCKS
(COST $121,398)                                                          146,047
                                                                   -------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 8.8%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempCash                                     7,016,620            7,017
RBB Sansom Street Fund Money Market
 Portfolio                                            7,016,619            7,017
TOTAL SHORT-TERM INVESTMENTS
(COST $14,033)                                                            14,033
                                                                   -------------
TOTAL INVESTMENTS -- 99.9%
 (COST $135,432) (a)                                                     160,080
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL - 6.3%
--------------------------------------------------------------------------------
Amsterdam Fund Corp. ABCP
 1.111%, 07/12/04                                         1,154            1,154
Bank of America FRN
 1.050%, 07/01/04                                         1,228            1,228
BNP Paribas CD
 1.080%, 07/13/04                                           520              520
Foreningssparbanken AB FRN
 1.198%, 07/15/04                                           335              335
Institutional Money Market Trust
 1.348%, 07/01/04                                         3,940            3,940
JP Morgan Chase TD
 1.250%, 07/01/04                                           353              353
Natexis Banques FRN
 1.600%, 07/01/04                                           667              667
Natexis Banques FRN
 1.547%, 07/01/04                                           767              767
Societe Generale FRN
 1.575%, 07/01/04                                           843              843
West LB AG FRN
 1.300%, 07/29/04                                           329              329
                                                                   -------------
TOTAL SECURITIES LENDING COLLATERAL
(COST $10,136)                                                            10,136
                                                                   -------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
LIABLILITIES IN EXCESS
  OF OTHER ASSETS -- (6.2%)                                              (9,930)
                                                                   -------------
NET ASSETS APPLICABLE TO 8,441,282
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING - 100.0%                                 $      160,286
                                                                   =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                      $        18.99
                                                                   =============



*   Non-Income Producing Security

+   Security position is either entirely or partially on loan at June 30, 2004.

ABCP - Asset Backed Commercial Paper (Backed by a bank letter of credit)

CD - Certificate of Deposit

FRN - Floating Rate Note

TD - Time Deposit

(a) At June 30, 2004, the cost for Federal income tax purposes was $135,963,168. Net unrealized appreciation was $24,116,789. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $29,809,754 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($5,692,965).


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED)
THE EMERGING GROWTH FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)

--------------------------------------------------------------------------------
COMMON STOCKS - 94.3%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 0.2%
Engineered Support Systems, Inc.*                          4,700    $        275
                                                                   -------------
BANKING - 3.0%
NARA Bancorp, Inc.                                       34,600              593
PrivateBancorp, Inc.                                     27,800              763
Silicon Valley Bancshares*                               20,800              825
UCBH Holdings, Inc.                                      15,000              593
Wintrust Financial Corp.                                 13,900              702
                                                                   -------------
                                                                           3,476
                                                                   -------------
COMPUTER - INTERNET - COMMUNICATIONS - 0.8%
WebEx Communications, Inc.*                              44,750              974
                                                                   -------------
COMPUTER - INTERNET SERVICES & SOFTWARE -
  9.6%
Ask Jeeves, Inc.*+                                       24,250              946
Autobytel, Inc.*                                         89,000              808
Blue Coat Systems Inc.*                                  11,300              378
CheckFree Corp.*+                                        28,750              863
Chordiant Software, Inc.*                                86,350              394
CNET Networks, Inc.*                                    119,600            1,324
CyberSource Corp.*                                       31,500              263
eResearch Technology, Inc.*+                             48,350            1,354
Informatica Corp.*                                       45,600              348
Ixia*                                                    72,700              715
Macromedia, Inc.*                                        25,200              619
Priceline.com, Inc.*+                                    42,216            1,137
Shanda Interactive Entertainment Ltd*                    39,900              615
Sina Corp.*+                                             18,600              614
Sonic Solutions*                                         30,150              641
Tradestation Group, Inc.*                                 5,300               38
                                                                   -------------
                                                                          11,057
                                                                   -------------
COMPUTER - NETWORK PRODUCTS & SERVICES -
  4.3%
Altiris, Inc.*+                                          52,850            1,459
InfoSpace, Inc.*                                         42,500            1,617
Magma Design Automation, Inc.*+                          72,350            1,391
Trident Microsystems, Inc.*                              37,100              416
                                                                   -------------
                                                                           4,883
                                                                   -------------
COMPUTER SERVICES & SOFTWARE - 6.7%
Anteon International Corp.*                               9,400              307
Axcelis Technologies, Inc.*                              49,900              621
CoStar Group, Inc.*                                      17,950              824
Mentor Graphics Corp.*+                                  55,150              853
Merge Technologies, Inc.*                                27,550              403
Micromuse, Inc.*                                         88,350              591
MicroStrategy, Inc.*                                     22,218              949
M-Systems Flash Disk Pioneers Ltd.*+                     39,100              583
Netease.Com, Inc. ADR*+                                  15,000              620
Open Solutions, Inc.*                                    26,950              673
PalmOne, Inc.*+                                           8,000              278
Quest Software, Inc.*                                    33,600              433
Research In Motion Ltd.*+                                 3,300              226
Salesforce.Com, Inc.*+                                    4,850               78
Verint Systems, Inc.*                                     5,700              195
                                                                   -------------
                                                                           7,634
                                                                   -------------
EDUCATION - 0.3%
Universal Technical Institute, Inc.*                      7,400              296
                                                                   -------------

                                                     NUMBER            VALUE
                                                   OF SHARES           (000)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -
  9.4%
Artisan Components, Inc.*                                14,800     $        382
August Technology Corp.*                                 60,950              764
Credence Systems Corp.*                                  57,650              795
ESS Technology, Inc.*                                    41,050              440
FormFactor, Inc.*                                        58,350            1,310
Integrated Silicon Solution, Inc.*                       33,850              413
Littlefuse, Inc.*                                         7,900              335
Mindspeed Technologies, Inc.*                            84,850              420
O2Micro International Ltd.*                              63,050            1,074
Power Integrations, Inc.*+                               36,850              918
PowerDsine Ltd.*                                          6,850               83
Rudolph Technologies, Inc.*                               2,300               42
Semtech Corp.*+                                          22,100              520
Sigmatel, Inc.*                                          49,950            1,452
SiRF Technology Holdings, Inc.*                          15,850              207
Tessera Technologies, Inc.*                              53,900              971
Virage Logic Corp.*                                      69,400              632
                                                                   -------------
                                                                          10,758
                                                                   -------------
ENERGY RESOURCES & SERVICES - 0.5%
Maverick Tube Corp.*+                                    20,900              549
                                                                   -------------
ENTERTAINMENT & LEISURE - 3.0%
K2, Inc.*                                                49,600              779
Multimedia Games, Inc.*+                                 14,400              386
NetFlix, Inc.*+                                          19,700              708
Penn National Gaming, Inc.*                              26,400              876
Scientific Games Corp.*                                  39,100              749
                                                                   -------------
                                                                           3,498
                                                                   -------------
FINANCE - 5.0%
Accredited Home Lenders Holding Co.*                     18,100              510
Affiliated Managers Group, Inc.*+                        11,800              594
Ameritrade Holding Corp.*                                13,800              157
Boston Private Financial Holdings, Inc.*                 57,400            1,329
Euronet Worldwide, Inc.*                                 13,800              319
Factset Research Systems, Inc.                           17,500              827
Global Payments, Inc.*                                   20,250              912
Intersections, Inc.*                                     20,300              487
Marlin Business Services, Inc.*                          24,300              365
New Century Financial Corp.*+                             4,050              190
                                                                   -------------
                                                                           5,690
                                                                   -------------
FOOD & BEVERAGES - 0.5%
Peet's Coffee & Tea, Inc.*                               22,450              561
                                                                   -------------
HEALTHCARE - 4.4%
American Healthways, Inc.*+                              43,950            1,170
AMERIGROUP Corp.*                                        18,900              930
Dyax Corp.*                                              30,300              356
Magellan Health Services, Inc.*                           6,900              230
Matria Healthcare, Inc.*                                 26,700              669
Orthovita, Inc.*                                         18,000               93
Possis Medical, Inc.*                                     9,800              335
Sunrise Senior Living, Inc.*                             16,350              640
United Surgical Partners International,
  Inc.*                                                  16,400              647
                                                                   -------------
                                                                           5,070
                                                                   -------------
HOTELS & GAMING - 0.6%
Station Casinos, Inc.+                                   14,050              680
                                                                   -------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONTINUED)
THE EMERGING GROWTH FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HUMAN RESOURCES - 1.3%
Hiedrick & Struggles International, Inc.*                10,300    $         306
MPS Group, Inc.*                                         94,050            1,140
                                                                   -------------
                                                                           1,446
                                                                   -------------
INSTRUMENTS - CONTROLS - 1.3%
BEI Technologies, Inc.                                   22,100              625
Photon Dynamics, Inc.*+                                  25,250              886
                                                                   -------------
                                                                           1,511
                                                                   -------------
INSURANCE - 0.6%
Infinity Property & Casualty Corp.                        9,600              317
ProAssurance Corp.*                                      11,350              387
                                                                   -------------
                                                                             704
                                                                   -------------
MEDICAL SERVICES & EQUIPMENT - 7.4%
Advanced Neuromodulation Systems, Inc.*                   3,400              113
Align Technology, Inc.*                                  42,450              807
Centene Corp.*                                           17,600              678
Closure Medical Corp.*                                   28,950              727
Cypress Bioscience, Inc.*                                36,800              505
Dendrite International, Inc.*                            63,250            1,175
Digene Corp.*                                            14,600              533
EPIX Medical, Inc.*                                      23,300              492
INAMED Corp.*                                             7,500              471
Intuitive Surgical, Inc.*                                59,200            1,125
LabOne, Inc.*                                             4,000              127
Regeneration Technologies, Inc.*                         66,300              711
Symbion, Inc.*                                           34,250              598
Wright Medical Group, Inc.*                              12,700              452
                                                                   -------------
                                                                           8,514
                                                                   -------------
MEDICAL SUPPLIES & EQUIPMENT - 1.7%
Abaxis, Inc.*                                            17,050              324
Advanced Medical Optics, Inc.*                           12,900              549
ArthroCare Corp.*                                         5,300              154
Cytyc Corp.*                                             38,000              964
                                                                   -------------
                                                                           1,991
                                                                   -------------
METALS & MINING - 0.6%
Schnitzer Steel Industries, Inc.                          7,350              250
Steel Dynamics, Inc.                                     17,150              491
                                                                   -------------
                                                                             741
                                                                   -------------
OIL & GAS - 1.8%
Cal Dive International, Inc.*                             8,300              252
Grant Prideco, Inc.*                                     56,600            1,045
Patina Oil & Gas Corp.                                    8,700              260
Quicksilver Resources, Inc.*                              3,800              254
Unit Corp.*                                               8,700              274
                                                                   -------------
                                                                           2,085
                                                                   -------------
PERSONAL SERVICES - 0.5%
Bright Horizons Family Solutions, Inc.*                  10,500              563
                                                                   -------------
PHARMACEUTICALS - 11.1%
Able Laboratories, Inc.*                                 48,350              994
Alexion Pharmaceuticals, Inc.*                           57,600            1,071
Angiotech Pharmaceuticals, Inc.*+                        45,350              914
AtheroGenics, Inc.*                                      26,350              501
Charles River Laboratories International,
 Inc.*+                                                  11,350              555
Discovery Laboratories, Inc.*                            97,150              932
Flamel Technologies S.A. ADR*                            10,200              251
HealthExtras, Inc. *                                     23,200              384
Impax Laboratories, Inc.*                                17,500              339
Inspire Pharmaceuticals, Inc.*                           52,100              871

                                                     NUMBER            VALUE
                                                   OF SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PHARMACEUTICALS - (CONTINUED)
Inveresk Research Group, Inc.*                           27,150    $         837
Medicines Co.*                                           21,050              642
Myogen, Inc.*                                            30,300              235
Nabi Biopharmaceuticals*                                 67,550              961
Nuvelo, Inc.*                                            60,850              585
Pharmaceutical Product Development, Inc.*                20,350              647
QLT, Inc.*                                               38,600              773
Rigel Pharmaceuticals, Inc.*                             38,100              541
Salix Pharmaceuticals Ltd.*                              18,350              605
Taro Pharmaceutical Industries Ltd.*                      1,300               57
                                                                   -------------
                                                                          12,695
                                                                   -------------
RESTAURANTS - 1.3%
P.F. Chang's China Bistro, Inc.*                         11,900              490
RARE Hospitality International, Inc.*                    40,700            1,013
                                                                   -------------
                                                                           1,503
                                                                   -------------
RETAIL - 6.6%
Bebe Stores, Inc.*                                       43,625              873
Cabelas, Inc.*                                            1,350               36
Deckers Outdoor Corp.*                                   32,450              957
Design Within Reach, Inc.*                                3,300               54
First Cash Financial Services, Inc.*                     39,150              833
Jos. A. Bank Clothiers, Inc.*                             5,500              173
Kenneth Cole Productions, Inc.                           29,600            1,014
Pacific Sunwear of California, Inc.*+                    28,650              561
Select Comfort Corp.*                                    11,800              335
Sports Authority, Inc.*+                                 12,850              461
Tractor Supply Co.*                                      21,300              891
Urban Outfitters, Inc.*+                                 22,900            1,395
                                                                   -------------
                                                                           7,583
                                                                   -------------
SERVICES - COMMERCIAL - 1.5%
Aaron Rents, Inc.                                        17,400              577
Navigant Consulting, Inc.*                               54,400            1,166
                                                                   -------------
                                                                           1,743
                                                                   -------------
TELECOMMUNICATIONS - 5.2%
Aeroflex, Inc.*                                          25,000              358
Alvarion Ltd.*                                           40,450              538
Andrew Corp.*+                                           44,900              898
AudioCodes, Ltd.*                                        50,200              601
Ditech Communications Corp.*                             49,050            1,145
Novatel Wireless, Inc.*                                   5,600              148
Sierra Wireless, Inc.*                                   16,500              611
ValueClick, Inc.*                                       136,550            1,636
                                                                   -------------
                                                                           5,935
                                                                   -------------
TEXTILES & APPAREL - 2.3%
Ceradyne, Inc.*                                          17,325              620
Guess?, Inc.*                                            50,100              806
Oxford Industries, Inc.                                  27,150            1,183
                                                                   -------------
                                                                           2,609
                                                                   -------------
TRANSPORTATION & RELATED SERVICES - 2.8%
AirTran Holdings, Inc.*                                  38,900              550
Forward Air Corp.*                                       23,000              860
Hub Group, Inc.*                                         11,600              395
Old Dominion Freight Line, Inc.*                          7,100              209
Pinnacle Airlines Corp.*                                  7,500               85
UTI Worldwide, Inc.                                      20,300            1,070
                                                                   -------------
                                                                           3,169
                                                                   -------------
TOTAL COMMON STOCKS
                                                                   -------------
(COST $90,857)                                                           108,193
                                                                   -------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONCLUDED)
THE EMERGING GROWTH FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 4.4%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempCash                                     2,531,087   $        2,531
BlackRock Provident Institutional
 Funds - TempFund                                     2,531,095            2,531
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
(COST $5,062)                                                              5,062
                                                                   -------------
--------------------------------------------------------------------------------
WARRANTS - 0.2%
--------------------------------------------------------------------------------
Interactive Corp.*
(COST $22)                                                6,476              224
                                                                   -------------
TOTAL INVESTMENTS -- 98.9%
(COST $95,941) (A)                                                       113,479
                                                                   -------------
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL - 14.0%
--------------------------------------------------------------------------------
Amsterdam Fund Corp. ABCP
 1.111%, 07/12/04                                           716              716
Banco Santander CD
 1.125%, 07/01/04                                           114              114
CIBC Yankee CD VAR RT
 1.285%, 07/29/04                                           928              928
Foreningssparbanken AB FRN
 1.198%, 07/15/04                                           406              406
Fortis Bank CD
 2.055%, 06/08/05                                           364              364
Institutional Money Market Trust
 1.348%, 07/01/04                                        10,075           10,075
JP Morgan Chase TD
 1.250%, 07/01/04                                           227              227
Merrill Lynch Mater Note VAR RT
 1.630%, 07/01/04                                         1,466            1,466
Morgan Stanley FRN
 1.580%, 07/01/04                                           365              365
Natexis Banques FRN
 1.600%, 07/01/04                                           687              687
Natexis Banques FRN
 1.547%, 07/01/04                                           615              615
West LB AG FRN
 1.300%, 07/29/04                                            61               61
West LB AG FRN
 1.130%, 07/09/04                                            16               16
                                                                   -------------
TOTAL SECURITIES LENDING COLLATERAL
(COST $16,040)                                                            16,040
                                                                   -------------
LIABILITIES IN EXCESS
 OF OTHER ASSETS -- (12.9%)                                             (14,748)
                                                                   -------------
NET ASSETS APPLICABLE TO 6,296,643
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING - 100.0%                                  $      114,771
                                                                   -------------
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                       $        18.23
                                                                   -------------

* Non-Income Producing Security

+ Security position is either entirely or partially on loan at June 30, 2004

ADR - American Depository Receipt

ABCP - Asset Backed Commercial Paper (Backed by a bank letter of credit)

CD - Certificate of Deposit

CD VAR RT - Certificate of Deposit Variable Rate Note

FRN - Floating Rate Note

VAR RT - Variable Rate Note

(a) At June 30, 2004, the cost for Federal income tax purposes was $96,522,144. Net unrealized appreciation was $16,956,369. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $20,269,814 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($3,313,445).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED)
THE LIMITED MATURITY BOND FUND



                                                      PAR              VALUE
                                                      (000)            (000)

--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 39.0%
--------------------------------------------------------------------------------
U.S. TREASURY INFLATION INDEXED NOTES - 7.9%
 3.375%, 01/15/07                                         3,000    $       3,813
                                                                   -------------
U.S. TREASURY NOTES - 31.1%
 2.250%, 07/31/04                                         2,000            2,001
 2.625%, 05/15/08                                         5,000            4,843
 3.000%, 02/15/08                                         4,000            3,945
 4.625%, 05/15/06                                         3,000            3,106
 11.750%, 02/15/10                                        1,000            1,060
                                                                   -------------
                                                                          14,955
                                                                   -------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $18,579)                                                            18,768
                                                                   -------------
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS - 24.9%
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -
  23.8%
 2.625%, 10/01/07                                         1,000              969
 3.500%, 04/01/34                                         1,993            1,934
 4.433%, 12/01/33                                         5,668            5,725
 5.000%**, 01/25/12 ++                                    4,028              232
 7.000%, 12/01/32                                         2,444            2,580
                                                                   -------------
                                                                          11,440
                                                                   -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
  1.1%
 6.500%, 01/15/32                                           103              108
 6.500%, 05/15/32                                           331              346
 6.500%, 09/15/32                                            82               86
                                                                   -------------
                                                                             540
                                                                   -------------
TOTAL AGENCY OBLIGATIONS
(COST $12,034)                                                            11,980
                                                                   -------------
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 26.5%
--------------------------------------------------------------------------------
Asset Securitization Corp.
 7.400%, 10/13/26                                           933            1,002
Bear Stearns Commercial Mortgage Securities
 6.080%, 02/15/35                                         1,733            1,825
Conseco Finance Securitizations Corp.
 5.790%, 04/01/24                                         1,000            1,021
GE Capital Commercial Mortgage Corp.
 5.033%, 12/10/35                                           170              174
 6.079%, 05/15/33                                           806              850
Green Tree Financial Corp.
 6.500%, 02/01/31                                         1,120            1,122
 7.250%, 09/15/26                                           723              756
 7.330%, 03/01/30                                           966            1,006
 7.650%, 04/15/19                                           718              761
LB-UBS Commercial Mortgage Trust
 5.401%, 03/15/26                                         1,029            1,062
 6.058%, 06/15/20                                           896              947
Morgan Stanley Dean Witter Capital I
 5.020%, 10/15/35                                         1,426            1,462
PNC Mortgage Acceptance Corp.
 5.910%, 03/12/34                                           711              747
                                                                   -------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $12,712)                                                            12,735
                                                                   -------------

                                                     NUMBER            VALUE
                                                   OF SHARES           (000)

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 9.0%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempFund                                     2,015,138   $        2,015
Evergreen Prime Cash Management
 Money Market Fund                                    2,300,579            2,301
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $4,316)                                                              4,316
                                                                   -------------
TOTAL INVESTMENTS -- 99.4%
 (Cost $47,641) (a)                                                       47,799
OTHER ASSETS IN EXCESS
 OF LIABILITES -- 0.6%                                                       292
                                                                   -------------
NET ASSETS APPLICABLE TO 4,523,426
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING - 100.0%                                  $       48,091
                                                                   -------------
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                       $       10.63
                                                                   -------------



++ IO - Interest Only Security
**Effective Yield

(a) At June 30, 2004, the cost for Federal income tax purposes was $47,792,217. Net unrealized appreciation was $7,227. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $490,045 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($482,818).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED)
THE CORE EQUITY FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.1%
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE - 2.8%
General Dynamics Corp.                                    1,200    $         119
United Technologies Corp.                                 1,300              119
                                                                   -------------
                                                                             238
                                                                   -------------
AUTOMOBILES & RELATED - 2.0%
General Motors Corp.                                      1,750               82
Lear Corp.                                                1,500               88
                                                                   -------------
                                                                             170
                                                                   -------------
BANKING - 1.4%
Bank of America Corp.                                     1,400              118
                                                                   -------------
BROADCAST/MEDIA - 0.9%
McGraw-Hill Cos., Inc.                                    1,000               77
                                                                   -------------
CHEMICALS - 1.6%
Dow Chemical Co.                                          1,000               40
Praxair, Inc.                                             2,500              100
                                                                   -------------
                                                                             140
                                                                   -------------
COMPUTER - NETWORK PRODUCTS & SERVICES -
  1.8%
Cisco Systems, Inc.*                                      6,500              154
                                                                   -------------
COMPUTER SERVICES & SOFTWARE - 5.1%
Electronic Arts, Inc.*                                    2,500              136
First Data Corp.                                          1,600               71
Microsoft Corp.                                           8,000              228
                                                                   -------------
                                                                             435
                                                                   -------------
COMPUTERS & OFFICE EQUIPMENT - 2.2%
Hewlett-Packard Co.                                       4,000               84
International Business Machines Corp.                     1,200              106
                                                                   -------------
                                                                             190
                                                                   -------------
CONSUMER PRODUCTS - 2.0%
Altria Group, Inc.                                        1,700               85
Fortune Brands, Inc.                                      1,200               91
                                                                   -------------
                                                                             176
                                                                   -------------
COSMETICS & TOILETRIES - 1.6%
Procter & Gamble Co.                                      2,600              142
                                                                   -------------
DIVERSIFIED OPERATIONS - 7.0%
Eaton Corp.                                               1,200               78
General Electric Co.                                      8,500              275
Illinois Tool Works, Inc.                                 1,800              172
International Flavors & Fragrances, Inc.                  2,000               75
                                                                   -------------
                                                                             600
                                                                   -------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -
  7.2%
Analog Devices, Inc.                                      2,000               94
Applied Materials, Inc.*                                  3,000               59
Broadcom Corp.-CL A*                                      1,600               75
Intel Corp.                                               7,500              207
L-3 Communications Holdings, Inc.*                        2,000              134
Texas Instruments, Inc.                                   2,000               48
                                                                   -------------
                                                                             617
                                                                   -------------
ENTERTAINMENT & LEISURE - 0.8%
The Walt Disney Co.                                       2,700               69
                                                                   -------------
FINANCE - 10.9%
American Express Co.                                      2,500              129
Capital One Financial Corp.                               1,300               89

                                                     NUMBER            VALUE
                                                   OF SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCE - (CONTINUED)
Citigroup, Inc.                                           4,500    $         209
Goldman Sachs Group, Inc.                                 1,000               94
J.P. Morgan Chase & Co.                                   2,500               97
Legg Mason, Inc.                                          1,000               91
MBNA Corp.                                                4,000              103
Merrill Lynch & Co., Inc.                                   500               27
T. Rowe Price Group, Inc.                                 1,700               86
                                                                   -------------
                                                                             925
                                                                   -------------
FOOD & BEVERAGES - 4.2%
Coca-Cola Co.                                             2,000              101
PepsiCo, Inc.                                             2,500              135
SYSCO Corp.                                               1,500               54
Tyson Foods, Inc.                                         3,500               73
                                                                   -------------
                                                                             363
                                                                   -------------
HOTELS & RESORTS - 0.7%
Marriott International, Inc.                              1,200               60
                                                                   -------------
INSTRUMENTS - CONTROLS - 1.2%
PerkinElmer, Inc.                                         5,000              100
                                                                   -------------
INSURANCE - 3.7%
American International Group, Inc.                        2,500              178
Lincoln National Corp.                                    1,600               76
Willis Group Holdings Ltd.                                1,800               67
                                                                   -------------
                                                                             321
                                                                   -------------
MACHINERY & HEAVY EQUIPMENT - 5.0%
Caterpillar, Inc.                                         1,300              103
Danaher Corp.                                             1,600               83
Deere & Co.                                               1,500              105
Ingersoll-Rand Co.                                        2,000              137
                                                                   -------------
                                                                             428
                                                                   -------------
MEDICAL SERVICES & EQUIPMENT - 6.8%
Becton, Dickinson & Co.                                   1,800               93
Boston Scientific Corp.*                                  1,700               73
C.R. Bard, Inc.                                           2,400              136
Quest Diagnostics, Inc.*                                    700               60
St. Jude Medical, Inc.*                                   1,200               91
Zimmer Holdings, Inc.*                                    1,500              132
                                                                   -------------
                                                                             585
                                                                   -------------
METAL COMPONENTS & PRODUCTS - 1.5%
Alcoa, Inc.                                               4,000              132
                                                                   -------------
OIL & GAS - 8.1%
ChevronTexaco Corp.                                       1,300              122
Exxon Mobil Corp.                                         3,700              164
Kerr-McGee Corp.                                          1,300               70
Marathon Oil Corp.                                        3,500              133
Occidental Petroleum Corp.                                3,000              145
Schlumberger Ltd.                                         1,000               64
                                                                   -------------
                                                                             698
                                                                   -------------
PHARMACEUTICALS - 6.2%
Johnson & Johnson                                         3,000              167
Merck & Co., Inc.                                         1,900               90
Pfizer, Inc.                                              6,500              223
Teva Pharmaceutical Industries Ltd. ADR                     800               54
                                                                   -------------
                                                                             534
                                                                   -------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONCLUDED)
THE CORE EQUITY FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RETAIL - 7.3%
CVS Corp.                                                 2,500   $          105
Federated Department Stores, Inc.*                        1,500               74
Home Depot, Inc.                                          2,500               88
Penney (J.C.) Co., Inc.                                   2,500               94
Staples, Inc.                                             2,500               73
Wal-Mart Stores, Inc.                                     3,600              190
                                                                   -------------
                                                                             624
                                                                   -------------
TELECOMMUNICATIONS - 5.1%
Motorola, Inc.                                            3,000               55
Nextel Communications, Inc.*                              5,000              133
QUALCOMM, Inc.                                            2,000              146
Verizon Communications, Inc.                              2,900              105
                                                                   -------------
                                                                             439
                                                                   -------------
TOTAL COMMON STOCKS
(COST $7,118)                                                              8,335
                                                                   -------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.9%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempCash                                       125,325              125
BlackRock Provident Institutional
 Funds - TempFund                                       125,325              126
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
(COST $251)                                                                  251
                                                                   -------------
TOTAL INVESTMENTS -- 100.0%
 (COST $7,369) (A)                                                         8,586
                                                                   -------------
OTHER ASSETS IN EXCESS
  OF LIABILITES -- 0.0%                                                        3
                                                                   -------------
NET ASSETS APPLICABLE TO 1,329,235
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING - 100.0%                                 $        8,589
                                                                   =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                      $         6.46
                                                                   =============



*   Non-Income Producing Security

ADR - American Depository Receipt

(a) At June 30, 2004, the cost for Federal income tax purposes was $7,518,001. Net unrealized appreciation was $1,068,126. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,209,072 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($140,946).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED)
THE INDEX 500 FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)
--------------------------------------------------------------------------------

COMMON STOCKS - 95.3%
--------------------------------------------------------------------------------
ADVERTISING - 0.2%
Interpublic Group of Cos., Inc.                           9,209   $          126
Monster Worldwide, Inc.*                                  2,576               66
Omnicom Group, Inc.                                       4,155              315
                                                                   -------------
                                                                             507
                                                                   -------------
AEROSPACE & DEFENSE - 1.6%
Boeing Co.                                               18,534              947
General Dynamics Corp.                                    4,375              434
Lockheed Martin Corp.                                     9,865              514
Northrop Grumman Corp.                                    7,902              424
Raytheon Co.                                              9,841              352
Rockwell Collins, Inc.                                    3,898              130
United Technologies Corp.                                11,298            1,034
                                                                   -------------
                                                                           3,835
                                                                   -------------
AGRICULTURAL PRODUCTS - 0.1%
Monsanto Co.                                              5,838              225
                                                                   -------------
AUTOMOBILES & RELATED - 1.0%
AutoNation, Inc.*                                         5,877              100
B.F. Goodrich Co.                                         2,585               84
Cooper Tire & Rubber Co.                                  1,630               37
Dana Corp.                                                3,276               64
Delphi Automotive Systems Corp.                          12,318              132
Ford Motor Co.                                           40,247              630
General Motors Corp.                                     12,411              578
Genuine Parts Co.                                         3,834              152
Goodyear Tire & Rubber Co.                                3,854               35
Harley-Davidson, Inc.                                     6,488              402
Navistar International, Corp.*                            1,534               59
PACCAR, Inc.                                              3,856              224
Visteon Corp.                                             2,845               33
                                                                   -------------
                                                                           2,530
                                                                   -------------
BANKING - 6.4%
AmSouth Bancorp                                           7,743              197
Bank of America Corp.                                    44,818            3,792
Bank of New York Co., Inc.                               17,092              504
Bank One Corp.                                           24,662            1,258
BB&T Corp.                                               12,334              456
Charter One Financial, Inc.                               4,919              217
Comerica, Inc.                                            3,808              209
Fifth Third Bancorp                                      12,373              665
First Horizon National Corp.                              2,725              124
Golden West Financial Corp.                               3,355              357
Huntington Bancshares, Inc.                               5,043              115
KeyCorp                                                   9,020              270
M&T Bank Corp.                                            2,605              227
Marshall & Ilsley Corp.                                   4,883              191
Mellon Financial Corp.                                    9,331              274
National City Corp.                                      13,658              478
North Fork Bancorp, Inc.                                  3,802              145
Northern Trust Corp.                                      4,844              205
PNC Financial Services Group                              6,199              329
Regions Financial Corp.                                   4,824              176
SouthTrust Corp.                                          7,249              281
SunTrust Banks, Inc.                                      6,208              403
Union Planters Corp.                                      4,177              125
U.S. Bancorp                                             41,665            1,148

                                                     NUMBER            VALUE
                                                   OF SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BANKING - (CONTINUED)
Wachovia Corp.                                           28,902    $       1,286
Wells Fargo & Co.                                        37,097            2,123
Zions Bancorp                                             1,968              121
                                                                   -------------
                                                                          15,676
                                                                   -------------
BROADCAST/MEDIA - 2.5%
Clear Channel Communications, Inc.                       13,503              499
Comcast Corp.*                                           49,295            1,382
Gannett Co., Inc.                                         5,990              508
McGraw-Hill Cos., Inc.                                    4,187              321
Meredith Corp.                                            1,104               61
Time Warner, Inc.*                                      100,231            1,762
Univision Communications, Inc.*                           7,109              227
Viacom, Inc.                                             38,087            1,360
                                                                   -------------
                                                                           6,120
                                                                   -------------
BUILDING & REAL ESTATE - 0.1%
KB Home                                                   1,026               70
Pulte Corp.                                               2,786              145
                                                                   -------------
                                                                             215
                                                                   -------------
BUILDING PRODUCTS & SUPPLIES - 0.3%
American Standard Cos., Inc.*                             4,727              191
Centex Corp.                                              2,711              124
Masco Corp.                                               9,629              300
Vulcan Materials Co.                                      2,244              107
                                                                   -------------
                                                                             722
                                                                   -------------
CHEMICALS - 1.4%
Air Products & Chemicals, Inc.                            4,996              262
Ashland Oil, Inc.                                         1,547               82
Dow Chemical Co.                                         20,579              838
Du Pont (E.I.) De Nemours and Co.                        21,988              977
Eastman Chemical Co.                                      1,702               79
Ecolab, Inc.                                              5,648              179
Englehard Corp.                                           2,731               88
Great Lakes Chemical Corp.                                1,115               30
Hercules, Inc.*                                           2,417               29
PPG Industries, Inc.                                      3,771              236
Praxair, Inc.                                             7,143              285
Rohn & Haas Co.                                           4,926              205
Sigma-Aldrich Corp.                                       1,519               91
                                                                   -------------
                                                                           3,381
                                                                   -------------
COMPUTER - INTERNET SERVICES & SOFTWARE -
 1.1%
eBay, Inc.*                                              14,450            1,329
Symantec Corp.*                                           6,855              300
Yahoo!, Inc.*                                            29,605            1,076
                                                                   -------------
                                                                           2,705
                                                                   -------------
COMPUTER - NETWORK PRODUCTS & SERVICES -
 1.8%
Cisco Systems, Inc.*                                    148,637            3,523
International Game Technology, Inc.*                      7,670              296
Network Appliance, Inc.*                                  7,639              164
Sun Microsystems, Inc.*                                  73,116              317
Symbol Technologies, Inc.                                 5,154               76
                                                                   -------------
                                                                           4,376
                                                                   -------------
COMPUTER SERVICES & SOFTWARE - 5.5%
Adobe Systems, Inc.                                       5,248              244
Affiliated Computer Services, Inc.*                       2,990              158
Autodesk, Inc.                                            2,495              107
Automatic Data Processing, Inc.                          12,980              544

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONTINUED)
THE INDEX 500 FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMPUTER SERVICES & SOFTWARE - (CONTINUED)
BMC Software, Inc.*                                       4,898   $           91
Citrix Systems, Inc.*                                     3,741               76
Computer Associates International, Inc.                  12,855              361
Computer Sciences Corp.*                                  4,123              191
Compuware Corp.*                                          8,489               56
Deluxe Corp.                                              1,096               48
Electronic Arts, Inc.*                                    6,654              363
Electronic Data Systems Corp.                            10,648              204
EMC Corp.*                                               53,724              612
First Data Corp.                                         19,179              854
Intuit, Inc.*                                             4,210              162
Lexmark International, Inc.*                              2,856              276
Mercury Interactive Corp.*                                2,026              101
Microsoft Corp.                                         237,298            6,777
NCR Corp.*                                                2,079              103
Novell, Inc.*                                             8,500               71
Oracle Corp.*                                           114,201            1,362
Parametric Technology Corp.*                              5,893               29
PeopleSoft, Inc.*                                         8,021              148
Siebel Systems, Inc.*                                    11,048              118
SunGard Data Systems, Inc.*                               6,377              166
Unisys Corp.*                                             7,327              102
VERITAS Software Corp.*                                   9,493              263
                                                                   -------------
                                                                          13,587
                                                                   -------------
COMPUTERS & OFFICE EQUIPMENT - 3.0%
Apple Computer, Inc.*                                     8,354              272
Dell, Inc.*                                              55,462            1,987
Gateway, Inc.*                                            8,186               37
Hewlett-Packard Co.                                      67,033            1,414
International Business Machines Corp.                    37,049            3,266
Pitney Bowes, Inc.                                        5,080              225
Xerox Corp.*                                             17,591              255
                                                                   -------------
                                                                           7,456
                                                                   -------------
CONSUMER PRODUCTS - 2.0%
Altria Group, Inc.                                       45,082            2,256
Brunswick Corp.                                           2,082               85
Cendant Corp.                                            22,422              549
Clorox Co.                                                4,663              251
Fortune Brands, Inc.                                      3,214              242
Hasbro, Inc.                                              3,877               74
Mattel, Inc.                                              9,285              169
Maytag Corp.                                              1,735               43
Newell Rubbermaid, Inc.                                   6,040              142
NIKE, Inc.                                                5,803              440
Pall Corp.                                                2,750               72
R.J. Reynolds Tobacco Holdigns, Inc.                      1,874              127
Reebok International, Ltd.                                1,318               47
UST, Inc.                                                 3,638              131
V.F. Corp.                                                2,415              118
Whirlpool Corp.                                           1,516              104
                                                                   -------------
                                                                           4,850
                                                                   -------------
CONTAINERS - 0.1%
Ball Corp.                                                1,238               89
Bemis Co., Inc.                                           2,350               66
Pactiv Corp.*                                             3,367               84
Sealed Air Corp.*                                         1,853               99
                                                                   -------------
                                                                             338
                                                                   -------------

                                                     NUMBER            VALUE
                                                   OF SHARES           (000)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES - 2.5%
Alberto Culver Co.                                        1,988    $         100
Avon Products, Inc.                                      10,372              479
Colgate-Palmolive Co.                                    11,696              684
Gillette Co.                                             22,059              935
Kimberly-Clark Corp.                                     11,020              726
Procter & Gamble Co.                                     56,508            3,076
                                                                   -------------
                                                                           6,000
                                                                   -------------
DIVERSIFIED OPERATIONS - 5.2%
3M Co.                                                   17,193            1,548
Crane Co.                                                 1,308               41
Eaton Corp.                                               3,310              214
Fluor Corp.                                               1,825               87
General Electric Co.                                    232,015            7,517
Honeywell International, Inc.                            18,878              692
Illinois Tool Works, Inc.                                 6,809              653
International Flavors & Fragrances, Inc.                  2,074               78
ITT Industries, Inc.                                      2,035              169
Leggett & Platt, Inc.                                     4,220              113
Textron, Inc.                                             3,025              180
Tyco International Ltd.                                  44,086            1,461
                                                                   -------------
                                                                          12,753
                                                                   -------------
EDUCATION - 0.1%
Apollo Group, Inc.*                                       3,881              343
                                                                   -------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -
  3.9%
Advanced Micro Devices, Inc.*                             7,772              124
Agilent Technologies, Inc.*                              10,583              310
Altera Corp.*                                             8,229              183
Analog Devices, Inc.                                      8,262              389
Applied Materials, Inc.*                                 37,059              727
Applied Micro Circuits Corp.*                             6,853               36
Broadcom Corp.*                                           6,904              323
Intel Corp.                                             142,185            3,924
Jabil Circuit, Inc.*                                      4,412              111
KLA-Tencor Corp.*                                         4,321              213
Linear Technology Corp.                                   6,801              268
LSI Logic Corp.*                                          8,399               64
Maxim Integrated Products, Inc.                           7,083              371
Micron Technology, Inc.*                                 13,421              205
Molex, Inc.                                               4,168              134
National Semiconductor Corp.*                             7,886              173
Novellus Systems, Inc.*                                   3,250              102
NVIDIA Corp.*                                             3,647               75
PMC-Sierra, Inc.*                                         3,882               56
QLogic Corp.*                                             2,049               54
Sanmina-SCI Corp.                                        11,451              104
Solectron Corp.*                                         21,134              137
Tektronix, Inc.*                                          1,860               63
Teradyne, Inc.*                                           4,264               97
Texas Instruments, Inc.                                  38,054              920
Thomas & Betts Corp.*                                     1,291               35
Xilinx, Inc.*                                             7,630              254
                                                                   -------------
                                                                           9,452
                                                                   -------------
ENERGY RESOURCES & SERVICES - 2.8%
AES Corp.*                                               14,006              139
Allegheny Energy, Inc.                                    2,791               43
Ameren Corp.                                              4,015              172

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONTINUED)
THE INDEX 500 FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ENERGY RESOURCES & SERVICES - (CONTINUED)
American Electric Power Co., Inc.                         8,697            $ 278
American Power Conversion Corp.*                          4,400               86
Calpine Corp.*                                            9,145               40
Centerpoint Energy, Inc.                                  6,753               78
Cinergy Corp.                                             3,954              150
CMS Energy Corp.                                          3,595               33
Consolidated Edison, Inc.                                 5,296              211
Constellation Energy Group, Inc.                          3,703              140
Cooper Industries Ltd.                                    2,033              121
Dominion Resources, Inc.                                  7,178              453
DTE Energy Co.                                            3,812              155
Duke Energy Corp.                                        20,111              408
Edison International*                                     7,162              183
Emerson Electric Co.                                      9,274              589
Entergy Corp.                                             5,062              284
Exelon Corp.                                             14,530              484
FirstEnergy Corp.                                         7,250              271
FPL Group, Inc.                                           4,062              260
KeySpan Corp.                                             3,520              129
NiSource, Inc.                                            5,790              119
PG&E Corp.*                                               9,211              257
Pinnacle West Capital Corp.                               2,008               81
Power-One, Inc.*                                          1,839               20
PPL Corp.                                                 3,909              179
Progress Energy, Inc.                                     5,420              239
Public Service Enterprise Group, Inc.                     5,201              208
Southern Co.                                             16,211              473
Teco Energy, Inc.                                         4,140               50
TXU Corp.                                                 7,119              288
Xcel Energy, Inc.                                         8,777              147
                                                                   -------------
                                                                           6,768
                                                                   -------------
ENTERTAINMENT & LEISURE - 0.8%
Carnival Corp.                                           13,908              654
Harrah's Entertainment, Inc.                              2,479              134
The Walt Disney Co.                                      45,113            1,150
                                                                   -------------
                                                                           1,938
                                                                   -------------
FIBER OPTICs - 0.0%
JDS Uniphase Corp.*                                      31,658              120
                                                                   -------------
FINANCE - 8.6%
Ambac Financial Group, Inc.                               2,382              175
American Express Co.                                     28,091            1,443
Bear Stearns Cos., Inc.                                   2,306              194
Capital One Financial Corp.                               5,270              360
Charles Schwab Corp.                                     30,002              288
Citigroup, Inc.                                         113,684            5,286
Countrywide Financial Corp.                               6,141              431
ETRADE Financial Corp.*                                   8,033               90
Equifax, Inc.                                             3,011               75
Federal National Mortgage Association                    21,303            1,520
Federated Investors, Inc.                                 2,376               72
Franklin Resources, Inc.                                  5,495              275
Freddie Mac                                              15,134              958
Goldman Sachs Group, Inc.                                10,608              999
H&R Block, Inc.                                           3,846              183

                                                     NUMBER            VALUE
                                                   OF SHARES           (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCE - (CONTINUED)
Janus Capital Group, Inc.                                 5,261    $          87
J.P. Morgan Chase & Co.                                  45,777            1,775
Lehman Brothers Holdings, Inc.                            6,087              458
MBIA, Inc.                                                3,174              181
MBNA Corp.                                               28,086              724
Merrill Lynch & Co., Inc.                                21,125            1,140
Moody's Corp.                                             3,290              213
Morgan Stanley                                           24,163            1,275
Paychex, Inc.                                             8,302              281
Providian Financial Corp.*                                6,400               94
Prudential Financial, Inc.                               11,563              537
SLM Corp.                                                 9,649              390
State Street Corp.                                        7,384              362
Synovus Financial Corp.                                   6,699              170
T. Rowe Price Group, Inc.                                 2,784              140
Washington Mutual, Inc.                                  19,013              735
                                                                   -------------
                                                                          20,911
                                                                   -------------
FOOD & BEVERAGES - 4.1%
Adolph Coors Co.                                            817               59
Anheuser-Busch Cos., Inc.                                17,679              955
Archer-Daniels Midland Co.                               14,288              240
Brown-Forman Corp.                                        2,669              129
Campbell Soup Co.                                         9,034              243
Coca-Cola Co.                                            53,543            2,703
Coca-Cola Enterprises, Inc.                              10,333              300
ConAgra Foods, Inc.                                      11,616              315
General Mills, Inc.                                       8,308              395
Heinz (H.J.) Co.                                          7,740              303
Hershey Foods Corp.                                       5,701              264
Kellogg Co.                                               9,027              378
McCormick & Co., Inc.                                     3,022              103
Pepsi Bottling Group, Inc.                                5,661              173
PepsiCo, Inc.                                            37,525            2,022
Safeway, Inc.*                                            9,810              249
Sara Lee Corp.                                           17,373              399
SYSCO Corp.                                              14,056              504
Wm. Wrigley Jr., Co.                                      4,937              311
                                                                   -------------
                                                                          10,045
                                                                   -------------
FOREST PRODUCTS - 0.1%
Plum Creek Timber Co.                                     4,028              131
                                                                   -------------
HEALTHCARE - 1.0%
HCA-The Healthcare Corp.                                 10,675              444
Humana, Inc.*                                             3,549               60
IMS Health, Inc.                                          5,165              121
Manor Care, Inc.                                          1,954               64
McKesson Corp.                                            6,436              221
Medco Health Solutions, Inc.*                             5,958              223
Tenet Healthcare Corp.*                                  10,232              137
UnitedHealth Group, Inc.                                 13,537              843
WellPoint Health Networks, Inc.*                          3,421              383
                                                                   -------------
                                                                           2,496
                                                                   -------------
HOTELS & RESORTS - 0.2%
Hilton Hotels Corp.                                       8,427              157
Marriott International, Inc.                              4,972              248
Starwood Hotels & Resorts Worldwide, Inc.                 4,550              204
                                                                   -------------
                                                                             609
                                                                   -------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONTINUED)
THE INDEX 500 FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HUMAN RESOURCES - 0.0%
Robert Half International, Inc.                           3,772   $          112
                                                                   -------------
INSTRUMENTS - CONTROLS - 0.3%
Johnson Controls, Inc.                                    4,177              223
Millipore Corp.*                                          1,084               61
Parker Hannifin Corp.                                     2,628              156
PerkinElmer, Inc.                                         2,807               56
Thermo Electron Corp.*                                    3,642              112
Waters Corp.*                                             2,627              126
                                                                   -------------
                                                                             734
                                                                   -------------
INSURANCE - 4.5%
ACE Ltd.                                                  6,224              263
Aetna, Inc.                                               3,350              285
AFLAC, Inc.                                              11,180              456
Allstate Corp.                                           15,445              719
American International Group, Inc.                       57,336            4,087
Anthem, Inc.*                                             3,047              273
Aon Corp.                                                 6,927              197
Chubb Corp.                                               4,170              284
CIGNA Corp.                                               3,108              214
Cincinnati Financial Corp.                                3,698              161
Hartford Financial Services Group, Inc.                   6,419              441
Jefferson-Pilot Corp.                                     3,073              156
Lincoln National Corp.                                    3,919              185
Loews Corp.                                               4,077              244
Marsh & McLennan Cos., Inc.                              11,503              522
MetLife, Inc.                                            16,615              596
MGIC Investment Corp.                                     2,171              165
Principal Financial Group, Inc.                           7,016              244
Progressive Corp.                                         4,779              408
SAFECO Corp.                                              3,062              135
St. Paul Cos., Inc.                                      14,664              594
Torchmark Corp.                                           2,446              132
UnumProvident Corp.                                       6,513              104
XL Capital Ltd.                                           3,036              229
                                                                   -------------
                                                                          11,094
                                                                   -------------
MACHINERY & HEAVY EQUIPMENT - 0.9%
Black & Decker Corp.                                      1,740              108
Caterpillar, Inc.                                         7,516              597
Cummins, Inc.                                               947               59
Danaher Corp.                                             6,770              351
Deere & Co.                                               5,472              384
Dover Corp.                                               4,468              188
Ingersoll-Rand Co.                                        3,809              260
Rockwell Automation, Inc.                                 4,086              153
Snap-On, Inc.                                             1,278               43
Stanley Works                                             1,795               82
                                                                   -------------
                                                                           2,225
                                                                   -------------
MEDICAL SERVICES & EQUIPMENT - 3.2%
Amgen, Inc.*                                             27,954            1,525
Bausch & Lomb, Inc.                                       1,164               76
Baxter International, Inc.                               13,473              465
Becton, Dickinson & Co.                                   5,567              288
Biomet, Inc.                                              5,592              249
Boston Scientific Corp.*                                 18,357              786
C.R. Bard, Inc.                                           2,293              130

                                                     NUMBER            VALUE
                                                   OF SHARES           (000)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MEDICAL SERVICES & EQUIPMENT - (CONTINUED)
Cardinal Health, Inc.                                     9,461   $          663
Chiron Corp.*                                             4,153              185
Genzyme Corp.*                                            4,979              236
Guidant Corp.                                             6,895              385
Health Management Associates, Inc.                        5,343              120
Medtronic, Inc.                                          26,647            1,298
Quest Diagnostics, Inc.*                                  2,274              193
St. Jude Medical, Inc.*                                   3,872              293
Stryker Corp.                                             8,797              484
Zimmer Holdings, Inc.*                                    5,364              473
                                                                   -------------
                                                                           7,849
                                                                   -------------
METAL COMPONENTS & PRODUCTS - 0.5%
Alcoa, Inc.                                              19,112              631
Allegheny Technologies, Inc.                              1,786               32
Freeport-McMoRan Copper & Gold, Inc.*                     3,892              129
Nucor Corp.                                               1,735              133
Phelps Dodge Corp.*                                       2,055              159
United States Steel Corp.                                 2,490               87
Worthington Industries, Inc.                              1,906               39
                                                                   -------------
                                                                           1,210
                                                                   -------------
METALS & MINING - 0.2%
Newmont Mining Corp.                                      9,739              377
                                                                   -------------
OFFICE SUPPLIES - 0.1%
Avery Dennison Corp.                                      2,428              155
                                                                   -------------
OIL & GAS - 6.4%
Amerada Hess Corp.                                        1,978              157
Anadarko Petroleum Corp.                                  5,536              324
Apache Corp.                                              7,149              311
Baker Hughes, Inc.                                        7,322              276
BJ Services Co.*                                          3,537              162
Burlington Resources, Inc.                                8,721              316
ChevronTexaco Corp.                                      23,522            2,214
ConocoPhillips                                           15,076            1,150
Devon Energy Corp.                                        5,271              348
Dynegy, Inc.                                              8,330               35
El Paso Corp.                                            14,091              111
EOG Resources, Inc.                                       2,562              153
Exxon Mobil Corp.                                       143,769            6,385
Halliburton Co.                                           9,675              293
Kerr-McGee Corp.                                          3,229              174
Kinder Morgan, Inc.                                       2,727              162
Marathon Oil Corp.                                        7,593              287
Nabors Industries Ltd.*                                   3,265              148
NICOR, Inc.                                                 968               33
Noble Corp.*                                              2,964              112
Occidental Petroleum Corp.                                8,599              416
Peoples Energy Corp.                                        825               35
Rowan Cos., Inc.                                          2,325               57
Schlumberger Ltd.                                        12,951              823
Sempra Energy                                             5,050              174
Sunoco, Inc.                                              1,661              106
Transocean, Inc.                                          7,052              204
Unocal Corp.                                              5,793              220
Valero Energy Corp.                                       2,829              209
Williams Cos., Inc.                                      11,427              136
                                                                   -------------
                                                                          15,531
                                                                   -------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONTINUED)
THE INDEX 500 FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS - 0.6%
Boise Cascade Corp.                                       1,927    $          73
Georgia-Pacific Corp.                                     5,604              207
International Paper Co.                                  10,672              477
Louisiana-Pacific Corp.*                                  2,391               57
MeadWestvaco Corp.                                        4,430              130
Temple-Inland, Inc.                                       1,216               84
Weyerhaeuser Co.                                          5,301              335
                                                                   -------------
                                                                           1,363
                                                                   -------------
PHARMACEUTICALS - 8.2%
Abbott Laboratories                                      34,286            1,397
Allergan, Inc.                                            2,887              258
AmerisourceBergen Corp.                                   2,468              148
Applera Corp. - Applied Biosystems Group                  4,436               96
Biogen Idec, Inc.*                                        7,468              472
Bristol-Myers Squibb Co.                                 42,742            1,047
Caremark Rx, Inc.*                                       10,054              331
Eli Lilly & Co.                                          24,829            1,736
Express Scripts, Inc.*                                    1,713              136
Forest Laboratories, Inc.*                                8,130              460
Hospira, Inc.                                             3,430               95
Johnson & Johnson                                        65,258            3,635
King Pharmaceuticals, Inc.*                               5,306               61
MedImmune, Inc.*                                          5,468              128
Merck & Co., Inc.                                        48,848            2,320
Mylan Laboratories, Inc.                                  5,903              120
Pfizer, Inc.                                            167,741            5,750
Schering-Plough Corp.                                    32,355              598
Watson Pharmaceuticals, Inc.*                             2,393               64
Wyeth                                                    29,314            1,060
                                                                   -------------
                                                                          19,912
                                                                   -------------
PHOTOGRAPHY EQUIPMENT & SUPPLIES - 0.1%
Eastman Kodak Co.                                         6,300              170
                                                                   -------------
PRINTING & PUBLISHING - 0.3%
Donnelley (R.R.) & Sons Co.                               4,775              158
Dow Jones & Co., Inc.                                     1,797               81
Knight-Ridder, Inc.                                       1,730              125
New York Times Co.                                        3,268              146
Tribune Co.                                               7,203              328
                                                                   -------------
                                                                             838
                                                                   -------------
RESTAURANTS - 0.6%
Darden Restaurants, Inc.                                  3,538               73
McDonald's Corp.                                         27,677              720
Starbucks Corp.*                                          8,716              379
Wendy's International, Inc.                               2,507               87
Yum! Brands, Inc.*                                        6,361              237
                                                                   -------------
                                                                           1,496
                                                                   -------------
RETAIL - 6.2%
Albertson's, Inc.                                         8,085              215
AutoZone, Inc.*                                           1,827              146
Bed Bath & Beyond, Inc.*                                  6,605              254
Best Buy Co., Inc.*                                       7,133              362
Big Lots, Inc.*                                           2,532               37
Circuit City Stores-Circuit City Group                    4,369               57
Costco Wholesale Corp.*                                  10,089              414
CVS Corp.                                                 8,733              367

                                                     NUMBER            VALUE
                                                   OF SHARES           (000)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RETAIL - (CONTINUED)
Dillard's, Inc.                                           1,835    $          41
Dollar General Corp.                                      7,247              142
Family Dollar Stores, Inc.                                3,770              115
Federated Department Stores, Inc.*                        3,952              194
Gap, Inc.                                                19,789              480
Home Depot, Inc.                                         48,863            1,720
Jones Apparel Group, Inc.*                                2,772              109
Kohl's Corp.*                                             7,495              317
Kroger Co.*                                              16,323              297
Limited Brands                                           10,359              194
Liz Claiborne, Inc.                                       2,438               88
Lowe's Cos., Inc.                                        17,282              908
May Department Stores Co.                                 6,393              176
Nordstrom, Inc.                                           3,058              130
Office Depot, Inc.*                                       6,877              123
Penney (J.C.) Co., Inc.                                   6,201              234
RadioShack Corp.                                          3,535              101
Sears, Roebuck & Co.                                      4,677              177
Sherwin-Williams Co.                                      3,147              131
Staples, Inc.                                            10,934              320
SUPERVALU, Inc.                                           2,963               91
Target Corp.                                             20,080              853
Tiffany & Co.                                             3,218              119
TJX Cos., Inc.                                           10,880              263
Toys "R" Us, Inc.*                                        4,703               75
Walgreen Co.                                             22,523              816
Wal-Mart Stores, Inc.                                    94,279            4,974
Winn Dixie Stores, Inc.                                   3,124               22
                                                                   -------------
                                                                          15,062
                                                                   -------------
SERVICES - COMMERCIAL - 0.2%
Cintas Corp.                                              3,763              179
Convergys Corp.*                                          3,150               49
Fiserv, Inc.*                                             4,285              167
                                                                   -------------
                                                                             395
                                                                   -------------
TELECOMMUNICATIONS - 4.8%
ADC Telecommunications, Inc.*                            17,782               51
ALLTEL Corp.                                              6,774              343
Andrew Corp.*                                             3,531               71
AT&T Corp.                                               17,452              255
AT&T Wireless Services, Inc.*                            59,955              859
Avaya, Inc.*                                              9,753              154
BellSouth Corp.                                          40,324            1,057
CenturyTel, Inc.                                          3,052               92
CIENA Corp.*                                             12,479               46
Citizens Communications Co.*                              6,318               76
Comverse Technology, Inc.*                                4,300               86
Corning, Inc.*                                           30,165              394
Lucent Technologies, Inc.*                               94,210              356
Motorola, Inc.                                           51,532              940
Nextel Communications, Inc.*                             24,396              650
QUALCOMM, Inc.                                           17,810            1,300
Qwest Communications International, Inc.*                39,225              141
SBC Communications, Inc.                                 72,804            1,765
Scientific-Atlanta, Inc.                                  3,366              116
Sprint Corp.                                             31,354              552
Tellabs, Inc.*                                            9,140               80
Verizon Communications, Inc.                             60,899            2,204
                                                                   -------------
                                                                          11,588
                                                                   -------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONCLUDED)
THE INDEX 500 FUND



                                                     NUMBER            VALUE
                                                   OF SHARES           (000)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRANSPORTATION & RELATED SERVICES - 1.6%
Burlington Northern Santa Fe Corp.                        8,152   $          286
CSX Corp.                                                 4,719              155
Delta Air Lines, Inc.                                     2,737               19
FedEx Corp.                                               6,566              536
Norfolk Southern Corp.                                    8,618              229
Ryder Systems, Inc.                                       1,438               58
Sabre Holdings Corp.                                      3,056               85
Southwest Airlines Co.                                   17,370              291
Union Pacific Corp.                                       5,696              339
United Parcel Service, Inc.                              24,778            1,863
                                                                   -------------
                                                                           3,861
                                                                   -------------
WASTE MANAGEMENT - 0.2%
Allied Waste Industries, Inc.*                            6,974               92
Waste Management, Inc.                                   12,761              391
                                                                   -------------
                                                                             483
                                                                   -------------
WHOLESALE DISTRIBUTOR - 0.0%
Grainger (W.W.), Inc.                                     1,997              115
                                                                   -------------
TOTAL COMMON STOCKS
(COST $268,625)                                                          232,659
                                                                   -------------
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 0.4%
--------------------------------------------------------------------------------
APARTMENTS - 0.1%
Apartment Investment & Management Co.                     2,069               64
Equity Residential Properties Trust                       6,159              183
                                                                   -------------
                                                                             247
                                                                   -------------
INDUSTRIAL - 0.1%
Prologis                                                  3,986              131
                                                                   -------------
OFFICE PROPERTY - 0.1%
Equity Office Properties Trust                            8,872              241
                                                                   -------------
REGIONAL MALLS - 0.1%
Simon Property Group, Inc.                                4,574              235
                                                                   -------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(COST $806)                                                                  854
                                                                   -------------
--------------------------------------------------------------------------------
RIGHTS - 0.0%
--------------------------------------------------------------------------------
Seagate Tax Refund Rights ~
(COST $0)                                                 4,100                0
                                                                   -------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 4.0%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempCash
(COST $9,884)                                         9,883,987            9,884
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 0.2%
--------------------------------------------------------------------------------
U.S. TREASURY BILLS
1.010, 10/07/2004 ^^                                        150              149
1.290, 11/12/2004 ^^                                        375              373
                                                                   -------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $523)                                                                  522
                                                                   -------------

                                                     NUMBER            VALUE
                                                   OF SHARES           (000)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.9%
(COST $279,837) (A)                                               $      243,919
OTHER ASSETS IN EXCESS
OF LIABILITES -- 0.1%                                                        243
                                                                   -------------
NET ASSETS APPLICABLE TO 30,833,385
SHARES OF COMMON STOCK
ISSUED AND OUTSTANDING - 100.0%                                   $      244,162
                                                                   -------------
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                        $         7.92
                                                                   -------------



*  Non-Income Producing Security

^^ Market value held as collateral for the open futures contract.

~ Security valued in accordance with fair valuation procedures approved by the Board of Trustees.

(a) At June 30, 2004, the cost for Federal income tax purposes was $280,014,502. Net unrealized depreciation was ($36,095,620). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $33,744,726 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($69,840,346).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED)
THE MID CAP GROWTH FUND

                                                     NUMBER OF         VALUE
                                                      SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.3%
--------------------------------------------------------------------------------
ADVERTISING - 2.1%
Interpublic Group of Cos., Inc. +                        22,070   $          303
Lamar Advertising Co.* +                                 11,910              516
Monster Worldwide, Inc.* +                               24,130              621
                                                                   -------------
                                                                           1,440
                                                                   -------------
AUTOMOBILES & RELATED - 0.5%
Oshkosh Truck Corporation                                 5,840              335
                                                                   -------------
BANKING - 1.5%
Investors Financial Services Corp. +                     12,870              561
UCBH Holdings, Inc.                                      11,360              449
                                                                   -------------
                                                                           1,010
                                                                   -------------
BUILDING PRODUCTS & SUPPLIES - 0.9%
American Standard Cos., Inc.*                            15,330              618
                                                                   -------------
CHEMICALS - 1.4%
Ashland Oil, Inc.                                         9,970              527
Ecolab, Inc. +                                           14,440              458
                                                                   -------------
                                                                             985
                                                                   -------------
COMPUTER - INTERNET - COMMUNICATIONS - 1.2%
Juniper Networks, Inc.* +                                32,020              787
                                                                   -------------
COMPUTER - INTERNET SERVICES & SOFTWARE - 4.9%
Ask Jeeves, Inc.* +                                      12,780              499
CheckFree Corp.* +                                       16,180              485
CNET Networks, Inc.*                                     61,820              684
Red Hat, Inc.* +                                         25,880              594
Sina Corp.* +                                            16,740              553
VeriSign, Inc.* +                                        27,360              545
                                                                   -------------
                                                                           3,360
                                                                   -------------
COMPUTER - NETWORK PRODUCTS & SERVICES - 1.3%
InfoSpace, Inc.*                                          7,000              266
Polycom, Inc.*                                           28,680              643
                                                                   -------------
                                                                             909
                                                                   -------------
COMPUTER SERVICES & SOFTWARE - 10.2%
Akamai Technologies, Inc. +                              18,040              324
CDW Corp.                                                16,330            1,041
Ceridian Corp.*                                          19,010              428
Check Point Software Technologies Ltd.*+                 20,620              557
Choicepoint, Inc.                                        14,510              663
Citrix Systems, Inc.* +                                  43,940              895
Cognizant Technology Solutions, Inc.*                    13,120              333
Lexmark International, Inc.*                             10,770            1,040
Mercury Interactive Corp.*                               10,480              522
Research In Motion Ltd.* +                                7,900              540
Siebel Systems, Inc.*                                    59,800              638
                                                                   -------------
                                                                           6,981
                                                                   -------------
CONSUMER PRODUCTS - 1.9%
Autoliv, Inc.                                             7,670              324
Brunswick Corp.                                          11,770              480
Clorox Co.                                                9,370              504
                                                                   -------------
                                                                           1,308
                                                                   -------------
CONTAINERS - 0.4%
Ball Corp.                                                4,040              291
                                                                   -------------
COSMETICS & TOILETRIES - 0.7%
Nu Skin Enterprises, Inc. +                              19,330              489
                                                                   -------------

                                                     NUMBER OF         VALUE
                                                      SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS - 2.9%
Eaton Corp.                                               6,210   $          402
Fisher Scientific International, Inc. +                  16,820              971
Pentair, Inc.                                            17,420              586
                                                                   -------------
                                                                           1,959
                                                                   -------------
EDUCATION - 0.6%
Education Management Corp.*                              12,580              413
                                                                   -------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS - 10.2%
Altera Corp.*                                            29,990              666
Broadcom Corp.* +                                        17,840              834
Flextronics International Ltd.* +                        27,790              443
FormFactor, Inc.*                                        17,270              388
Integrated Device Technology, Inc.*                      22,810              316
Lam Research Corp.* +                                    33,390              895
Microchip Technology, Inc.                               19,920              628
NVIDIA Corp.*                                            29,050              596
PMC-Sierra, Inc.*                                        31,910              458
Sanmina-SCI Corp.                                        84,140              766
Silicon Laboratories, Inc.*                              13,910              645
Tektronix, Inc.*                                         10,800              367
                                                                   -------------
                                                                           7,002
                                                                   -------------
ENERGY RESOURCES & SERVICES - 1.5%
Peabody Energy Corp. +                                    7,390              414
Power-One, Inc.*                                         29,630              325
Reliant Resources, Inc.*                                 25,570              277
                                                                   -------------
                                                                           1,016
                                                                   -------------
ENTERTAINMENT & LEISURE - 0.8%
Marvel Enterprises, Inc.* +                              28,385              554
                                                                   -------------
FINANCE - 3.8%
Affiliated Managers Group, Inc.* +                        9,645              486
CapitalSource, Inc.* +                                   14,120              345
Global Payments, Inc.                                     8,510              383
Legg Mason, Inc.                                          7,370              671
T. Rowe Price Group, Inc.                                14,470              729
                                                                   -------------
                                                                           2,614
                                                                   -------------
FOOD & BEVERAGES - 1.3%
ARAMARK Corp. +                                          16,520              475
McCormick & Co., Inc.                                    12,810              436
                                                                   -------------
                                                                             911
                                                                   -------------
HEALTHCARE - 2.5%
Manor Care, Inc.                                         10,480              342
McKesson Corp.                                           18,910              649
PacifiCare Health Systems, Inc.* +                       18,800              727
                                                                   -------------
                                                                           1,718
                                                                   -------------
HOTELS & GAMING - 1.5%
Station Casinos, Inc.                                    13,680              662
Wynn Resorts, Ltd.*                                       9,220              356
                                                                   -------------
                                                                           1,018
                                                                   -------------
HOTELS & RESORTS - 2.6%
Marriott International, Inc. +                           20,990            1,047
Starwood Hotels & Resorts Worldwide, Inc.                16,800              753
                                                                   -------------
                                                                           1,800
                                                                   -------------
HUMAN RESOURCES - 1.5%
Manpower, Inc.                                           14,680              745
MPS Group, Inc.*                                         24,080              292
                                                                   -------------
                                                                           1,037
                                                                   -------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONTINUED)
THE MID CAP GROWTH FUND

                                                     NUMBER OF        VALUE
                                                       SHARES         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSTRUMENTS - CONTROLS - 0.3%
PerkinElmer, Inc.                                         8,620            $ 173
                                                                   -------------
INSURANCE - 1.9%
Anthem, Inc.*                                             5,880              526
Axis Capital Holdings Ltd.                               14,670              411
MGIC Investment Corp. +                                   4,440              337
                                                                   -------------
                                                                           1,274
                                                                   -------------
MACHINERY & HEAVY EQUIPMENT - 1.5%
Rockwell Automation, Inc.                                 7,720              290
Zebra Technologies Corp.- Class A*                        8,020              697
                                                                   -------------
                                                                             987
                                                                   -------------
MEDICAL SERVICES & EQUIPMENT - 7.6%
Biomet, Inc.                                             11,290              502
C.R. Bard, Inc.                                          18,280            1,035
Endo Pharmaceuticals Holdings, Inc.                      11,350              266
Henry Schein, Inc.*                                       8,850              559
INAMED Corp.*                                            10,990              691
Invitrogen Corp.* +                                       7,260              523
Laboratory Corp. of America Holdings*                     8,240              327
Varian Medical Systems, Inc.* +                           8,080              641
Zimmer Holdings, Inc.*                                    7,630              673
                                                                   -------------
                                                                           5,217
                                                                   -------------
MEDICAL SUPPLIES & EQUIPMENT - 2.1%
Gen-Probe, Inc.*                                         19,400              918
Sepracor, Inc.*                                          10,090              534
                                                                   -------------
                                                                           1,452
                                                                   -------------
METAL COMPONENTS & PRODUCTS - 1.0%
Phelps Dodge Corp.* +                                     8,440              654
                                                                   -------------
OIL & GAS - 3.0%
Kinder Morgan, Inc.                                       5,650              335
National-Oilwell, Inc.*                                  13,270              418
Smith International, Inc.* +                             11,750              655
XTO Energy, Inc.                                         22,125              659
                                                                   -------------
                                                                           2,067
                                                                   -------------
PAPER & RELATED PRODUCTS - 0.7%
Boise Cascade Corp.                                      11,870              447
                                                                   -------------
PHARMACEUTICALS - 6.3%
Biogen Idec, Inc.*                                       10,790              683
Caremark Rx, Inc.* +                                     30,040              990
Charles River Laboratories International,
  Inc.* +                                                 7,650              374
Elan Corp. Plc ADR +                                     17,890              443
Eon Labs, Inc.                                            8,680              355
IVAX Corp.*                                              13,650              327
Neurocrine Biosciences, Inc.*                             7,110              369
Omnicare, Inc.                                           11,080              474
OSI Pharmaceuticals, Inc.                                 4,720              332
                                                                   -------------
                                                                           4,347
                                                                   -------------
PHOTOGRAPHY EQUIPMENT & SUPPLIES - 0.6%
Cymer, Inc.*                                             11,720              439
                                                                   -------------
RESTAURANTS - 0.5%
Ruby Tuesday, Inc.                                       11,890              326
                                                                   -------------

                                                     NUMBER OF         VALUE
                                                      SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RETAIL - 6.5%
Chico's FAS, Inc.* +                                     17,910            $ 809
Coach, Inc.* +                                           19,900              899
Foot Locker, Inc.                                        19,760              481
Pep Boys-Manny Moe & Jack                                15,490              393
Pet Smart, Inc. +                                        17,140              556
Talbots, Inc.                                             7,780              305
Whole Foods Market, Inc. +                                5,270              503
Williams-Sonoma, Inc.* +                                 15,050              496
                                                                   -------------
                                                                           4,442
                                                                   -------------
SERVICES - COMMERCIAL - 2.2%
Alliance Data Systems Corp.*                             17,540              741
Fiserv, Inc.*+                                           20,200              786
                                                                   -------------
                                                                           1,527
                                                                   -------------
TELECOMMUNICATIONS - 4.1%
Avaya, Inc.*                                             31,360              495
Comverse Technology, Inc.*                               39,160              781
Corning, Inc.* +                                         53,140              694
NII Holdings, Inc. +                                      7,470              252
Western Wireless Corp. +                                 20,350              588
                                                                   -------------
                                                                           2,810
                                                                   -------------
THERAPEUTICS - 0.5%
ImClone Systems Inc.*                                     3,630              311
                                                                   -------------
TRANSPORTATION & RELATED SERVICES - 2.3%
Expeditors International of Washington, Inc. +           10,640              525
Southwest Airlines Co.                                   36,010              604
Teekay Shipping Corp.                                    12,620              472
                                                                   -------------
                                                                           1,601
                                                                   -------------
TOTAL COMMON STOCKS
(COST $57,581)                                                            66,629
                                                                   -------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.9%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempCash                                     1,797,087            1,797
RBB Sansom Street Fund Money
 Market Portfolio                                       224,375              225
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
(COST $2,022)                                                              2,022
                                                                   -------------
TOTAL INVESTMENTS -- 100.2%
 (COST $59,603) (a)                                                       68,651
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL - 33.6%
--------------------------------------------------------------------------------
Banco Santander CD
 1.125%, 07/01/04                                           281              281
BNP Paribas CD
 1.080%, 07/13/04                                           276              276
CIBC Yankee CD VAR RT
 1.285%, 07/29/04                                         1,267            1,267
Credit Lyonnais Yankee CD
 1.075%, 09/30/04                                           834              834

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONCLUDED)
THE MID CAP GROWTH FUND

                                                     NUMBER OF         VALUE
                                                      SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fairway Finance ABCP
 1.220%, 07/16/04                                           653              653
Foreningssparbanken AB FRN
 1.198%, 07/15/04                                         1,334            1,334
Fortis Bank CD
 2.055%, 06/08/05                                           110              110
Institutional Money Market Trust
 1.348%, 07/01/04                                         6,991            6,991
JP Morgan Chase TD
 1.250%, 07/01/04                                           581              581
Merrill Lynch Mater Note VAR RT
 1.630%, 07/01/04                                           510              510
Merrill Lynch Mater Note VAR RT
 1.630%, 07/01/04                                         1,000            1,000
Merrill Lynch Mater Note VAR RT
 1.630%, 07/01/04                                           731              731
Merrill Lynch Mater Note VAR RT
 1.630%, 07/01/04                                         1,493            1,493
Natexis Banques FRN
 1.600%, 07/01/04                                         3,032            3,032
Societe Generale FRN
 1.575%, 07/01/04                                           881              881
Societe Generale Yankee CD
 1.171%, 07/14/04                                           550              550
West LB AG FRN
 1.250%, 07/23/04                                           786              786
West LB AG FRN
 1.300%, 07/29/04                                           929              929
West LB AG FRN
 1.130%, 07/09/04                                           753              753
                                                                   -------------
TOTAL SECURITIES LENDING COLLATERAL
(COST $22,992)                                                            22,992
                                                                   -------------
LIABILITIES IN EXCESS
 OF OTHER ASSETS -- (33.8%)                                              (23,150)
                                                                   -------------
NET ASSETS APPLICABLE TO 10,498,299
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING - 100.0%                                   $      68,493
                                                                   -------------
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $        6.52
                                                                   -------------

------------
* Non-Income Producing Security
+ Security position is either entirely or partially on loan at June 30, 2004 ADR - American Depository Receipt
ABCP - Asset Backed Commercial Paper (Backed by a bank letter of credit)
CD - Certificate of Deposit
CD VAR RT - Certificate of Deposit Variable Rate Note
FRN - Floating Rate Note
TD - Time Deposit
VAR RT - Variable Rate Note

(a) At June 30, 2004, the cost for Federal income tax purposes was $59,612,782. Net unrealized appreciation was $9,037,825. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $9,725,831 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($688,006).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED)
THE MID CAP VALUE FUND

                                                     NUMBER OF         VALUE
                                                      SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.1%
--------------------------------------------------------------------------------
AUTOMOBILES & RELATED - 5.1%
AutoNation, Inc.*+                                       41,200   $          705
BorgWarner, Inc.                                         41,400            1,812
Lear Corp.+                                              33,600            1,982
                                                                   -------------
                                                                           4,499
                                                                   -------------
BANKING - 8.1%
First Horizon National Corp.                             48,200            2,192
IndyMac Mortgage Holdings, Inc.+                         62,800            1,984
North Fork Bancorp, Inc.+                                33,900            1,290
TCF Financial Corp.                                      29,500            1,712
                                                                   -------------
                                                                           7,178
                                                                   -------------
COMPUTER SERVICES & SOFTWARE - 1.8%
Computer Associates International, Inc.+                 56,700            1,591
                                                                   -------------
COMPUTERS & OFFICE EQUIPMENT - 2.4%
Western Digital Corp.*                                  247,300            2,142
                                                                   -------------
CONSUMER PRODUCTS - 6.5%
Reebok International, Ltd.                               48,700            1,752
V.F. Corp.                                               38,200            1,860
Whirlpool Corp.+                                         32,100            2,202
                                                                   -------------
                                                                           5,814
                                                                   -------------
ENERGY RESOURCES & SERVICES - 0.9%
Equitable Resources, Inc.                                 8,600              445
PPL Corp.                                                 8,300              381
                                                                   -------------
                                                                             826
                                                                   -------------
FINANCE - 11.4%
Ambac Financial Group, Inc.                              31,100            2,284
Arch Capital Group Ltd.*                                 21,600              861
Bear Stearns Cos., Inc.+                                 26,700            2,251
CIT Group, Inc.                                          50,500            1,934
GreenPoint Financial Corp.                               44,150            1,753
Waddell & Reed Financial, Inc.                           48,100            1,063
                                                                   -------------
                                                                          10,146
                                                                   -------------
FOOD & BEVERAGES - 6.1%
Constellation Brands, Inc.*                              66,000            2,451
Del Monte Foods Co.                                     128,800            1,309
Fresh Del Monte Produce, Inc.+                           64,800            1,637
                                                                   -------------
                                                                           5,397
                                                                   -------------
HEALTHCARE - 8.8%
Coventry Health Care, Inc.*+                             42,300            2,068
Oxford Health Plans, Inc.*                               14,500              798
Triad Hospitals, Inc.*                                   53,400            1,988
Universal Health Services, Inc.                          33,600            1,542
Wellchoice, Inc.*                                        35,800            1,482
                                                                   -------------
                                                                           7,878
                                                                   -------------
HUMAN RESOURCES - 2.3%
Manpower, Inc.                                           40,300            2,046
                                                                   -------------
INSTRUMENTS - CONTROLS - 2.0%
Johnson Controls, Inc.                                   33,700            1,799
                                                                   -------------
INSURANCE - 11.6%
Anthem, Inc.*+                                           22,500            2,015
Endurance Specialty Holdings Ltd.                        12,900              449
PartnerRe Ltd.                                           27,300            1,549
PMI Group The, Inc.+                                     45,600            1,985
Radian Group, Inc.                                       47,300            2,266
RenaissanceRe Holdings Ltd.                              38,600            2,082
                                                                   -------------
                                                                          10,346
                                                                   -------------

                                                     NUMBER OF         VALUE
                                                      SHARES           (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MACHINERY & HEAVY EQUIPMENT - 4.7%
Black & Decker Corp.+                                    30,200   $        1,876
SPX Corp.*+                                              50,400            2,341
                                                                   -------------
                                                                           4,217
                                                                   -------------
MEDICAL SERVICES & EQUIPMENT - 2.0%
DaVita, Inc.*                                            44,400            1,369
Laboratory Corp. of America Holdings*                    10,500              417
                                                                   -------------
                                                                           1,786
                                                                   -------------
OIL & GAS - 7.8%
Pioneer Natural Resources Co.*                           67,000            2,350
Sunoco, Inc.                                             32,300            2,055
XTO Energy, Inc.                                         86,707            2,583
                                                                   -------------
                                                                           6,988
                                                                   -------------
PHARMACEUTICALS - 1.0%
Omnicare, Inc.                                           21,000              899
                                                                   -------------
RESTAURANTS - 2.0%
Darden Restaurants, Inc.                                 85,800            1,763
                                                                   -------------
RETAIL - 8.0%
AutoZone, Inc.*+                                         22,400            1,794
Foot Locker, Inc.                                        77,800            1,894
Liz Claiborne, Inc.                                      43,800            1,576
Pier 1 Imports, Inc.                                    103,000            1,822
                                                                   -------------
                                                                           7,086
                                                                   -------------
TEXTILES & APPAREL - 2.0%
Mohawk Industries, Inc.*+                                24,000            1,760
                                                                   -------------
TRANSPORTATION & RELATED SERVICES - 2.6%
Canadian National Railway Co.                            32,350            1,410
CNF, Inc.                                                21,500              894
                                                                   -------------
                                                                           2,304
                                                                   -------------
TOTAL COMMON STOCKS
(COST $73,958)                                                            86,465
                                                                   -------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 3.1%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - Fed Fund                                    1,385,092            1,385
BlackRock Provident Institutional
Funds - T-Fund                                        1,385,084            1,385
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
(COST $2,770)                                                              2,770
                                                                   -------------
TOTAL INVESTMENTS -- 100.2%
(COST $76,728) (a)                                                        89,235
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL - 26.2%
--------------------------------------------------------------------------------
Concord MTEMEN ABCP
 1.230%, 07/12/04                                         2,266            2,266
Institutional Money Market Trust
 1.348%, 07/01/04                                         8,885            8,885
JP Morgan Chase TD
 1.250%, 07/01/04                                           690              690
Merrill Lynch Mater Note VAR RT
 1.630%, 07/01/04                                         1,055            1,055
Natexis Banques FRN
 1.600%, 07/01/04                                         1,932            1,932
Natexis Banques FRN
 1.547%, 07/01/04                                         1,382            1,382

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONCLUDED)
THE MID CAP VALUE FUND

                                                     NUMBER OF           VALUE
                                                      SHARES             (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Societe Generale FRN
 1.575%, 07/01/04                                         2,986            2,986
Svenske Handelsbank CD
 1.390%, 10/27/04                                         1,262            1,262
Victory ABCP
 1.230%, 07/19/04                                         1,688            1,688
West LB AG FRN
 1.250%, 07/23/04                                         1,154            1,154
West LB AG FRN
 1.300%, 07/29/04                                            52               52

TOTAL SECURITIES LENDING COLLATERAL
(Cost $23,352)                                                            23,352
                                                                   -------------
LIABLILITIES IN EXCESS
 OF OTHER ASSETS -- (26.4%)                                              (23,563)
                                                                   -------------
NET ASSETS APPLICABLE TO 6,438,222
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING - 100.0%                                   $      89,024
                                                                   =============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $       13.83
                                                                   =============

------------
* Non-Income Producing Security
+ Security position is either entirely or partially on loan at June 30, 2004 ABCP - Asset Backed Commercial Paper (Backed by a bank letter of credit)
CD - Certificate of Deposit
FRN - Floating Rate Note
TD - Time Deposit
VAR RT - Variable Rate Note

(a) At June 30, 2004, the cost for Federal income tax purposes was $76,745,920. Net unrealized appreciation was $12,488,956. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $13,593,810 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($1,104,854).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED)
THE LARGE CAP GROWTH FUND

                                                     NUMBER OF         VALUE
                                                      SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS - 94.6%
--------------------------------------------------------------------------------
ADVERTISING - 0.6%
Omnicom Group, Inc.                                       1,700   $         129
                                                                   -------------
AEROSPACE & DEFENSE - 3.7%
Lockheed Martin Corp.                                     8,600              448
United Technologies Corp.                                 3,700              338
                                                                   -------------
                                                                             786
                                                                   -------------
BANKING - 3.7%
Bank of America Corp.                                     1,900              161
Bank of New York Co., Inc.                                7,100              209
Fifth Third Bancorp                                       6,463              348
Wells Fargo & Co.                                         1,100               63
                                                                   -------------
                                                                             781
                                                                   -------------
BROADCAST/MEDIA - 2.6%
Clear Channel Communications, Inc.                        7,000              259
Univision Communications, Inc.*                           4,715              150
Viacom, Inc.                                              3,800              136
                                                                   -------------
                                                                             545
                                                                   -------------
COMPUTER - NETWORK PRODUCTS & SERVICES - 2.4%
Cisco Systems, Inc.*                                     11,400              270
Seagate Technology                                       17,100              247
                                                                   -------------
                                                                             517
                                                                   -------------
COMPUTER SERVICES & SOFTWARE - 10.3%
Affiliated Computer Services, Inc.*                       7,100              376
Automatic Data Processing, Inc.                           1,600               67
Computer Associates International, Inc.                   4,000              112
Diebold, Inc.                                             3,700              196
Electronic Arts, Inc.*                                    4,300              235
First Data Corp.                                          3,000              133
Microsoft Corp.                                          32,200              920
Oracle Corp.*                                             1,800               21
PeopleSoft, Inc.*                                         6,500              120
                                                                   -------------
                                                                           2,180
                                                                   -------------
COMPUTERS & OFFICE EQUIPMENT - 2.2%
Dell, Inc.*                                               4,800              172
Hewlett-Packard Co.                                       6,000              126
International Business Machines Corp.                     1,800              159
                                                                   -------------
                                                                             457
                                                                   -------------
CONSUMER PRODUCTS - 2.1%
Altria Group, Inc.                                        2,100              105
Cendant Corp.                                             4,500              110
Loews Corp.- Carolina Group                               2,400               59
Pall Corp.                                                6,200              163
                                                                   -------------
                                                                             437
                                                                   -------------
COSMETICS & TOILETRIES - 2.4%
Colgate-Palmolive Co.                                     5,700              333
Procter & Gamble Co.                                      3,400              185
                                                                   -------------
                                                                             518
                                                                   -------------
DIVERSIFIED OPERATIONS - 4.5%
3M Co.                                                    3,500              315
General Electric Co.                                     19,900              645
                                                                   -------------
                                                                             960
                                                                   -------------
EDUCATION - 0.9%
Leapfrog Enterprises, Inc.*                               9,900              197
                                                                   -------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS - 3.5%
Intel Corp.                                              14,100              389
Intersil Corp.                                           13,700              297
KLA-Tencor Corp.*                                           700               35
Novellus Systems, Inc.*                                   1,000               31
                                                                   -------------
                                                                             752
                                                                   -------------

                                                     NUMBER OF         VALUE
                                                      SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ENERGY RESOURCES & SERVICES - 0.4%
American Electric Power Co., Inc.                         2,800    $          90
                                                                   -------------
FINANCE - 7.4%
CapitalSource, Inc.*                                      5,200              127
CIT Group, Inc.                                           2,600              100
Citigroup, Inc.                                           3,700              172
Countrywide Financial Corp.                               4,200              295
Freddie Mac                                               3,700              234
Federal National Mortgage Association                     1,800              129
Federated Investors, Inc.                                 6,000              182
Goldman Sachs Group, Inc.                                   800               75
Lehman Brothers Holdings, Inc.                            2,300              173
Washington Mutual, Inc.                                   2,200               85
                                                                   -------------
                                                                           1,572
                                                                   -------------
FOOD & BEVERAGES - 3.5%
Anheuser-Busch Cos., Inc.                                 5,500              297
Coca-Cola Co.                                             2,600              131
PepsiCo, Inc.                                             5,900              318
                                                                   -------------
                                                                             746
                                                                   -------------
HEALTHCARE - 3.8%
HCA-The Healthcare Corp.                                  2,900              121
McKesson Corp.                                            8,400              288
Tenet Healthcare Corp.*                                   6,600               88
Triad Hospitals, Inc.*                                    3,400              127
Universal Health Services, Inc.                           3,900              179
                                                                   -------------
                                                                             803
                                                                   -------------
INSURANCE - 4.3%
American International Group, Inc.                        1,800              128
Anthem, Inc.*                                             1,600              143
Assurant, Inc.*                                           2,100               55
Berkshire Hathaway, Inc.*                                    36              106
Marsh & McLennan Cos., Inc.                               5,500              250
Old Republic International Corp.                          9,800              233
                                                                   -------------
                                                                             915
                                                                   -------------
MEDICAL SERVICES & EQUIPMENT - 5.3%
Amgen, Inc.*                                              7,700              420
Guidant Corp.                                             3,800              212
Health Net, Inc. *                                       10,700              284
Medtronic, Inc.                                           4,200              205
                                                                   -------------
                                                                           1,121
                                                                   -------------
OIL & GAS - 3.0%
Devon Energy Corp.                                        3,000              198
Exxon Mobil Corp.                                         7,500              333
Royal Dutch Petroleum Co. ADR                             2,100              109
                                                                   -------------
                                                                             640
                                                                   -------------
PHARMACEUTICALS - 13.3%
Abbott Laboratories                                       4,400              179
AmerisourceBergen Corp.                                   5,100              305
Biogen Idec, Inc.*                                        2,400              152
Eli Lilly & Co.                                           2,000              140
Forest Laboratories, Inc.*                                1,500               85
Johnson & Johnson                                         9,200              512
Merck & Co., Inc.                                         6,500              309
Pfizer, Inc.                                             22,660              777
Shire Pharmaceuticals Group ADR*                          2,000               53
Taro Pharmaceutical Industries Ltd.*                        600               26
Wyeth                                                     7,600              275
                                                                   -------------
                                                                           2,813
                                                                   -------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONCLUDED)
THE LARGE CAP GROWTH FUND

                                                     NUMBER OF        VALUE
                                                      SHARES          (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PRINTING & PUBLISHING - 0.8%
Dow Jones & Co., Inc.                                     2,200   $          99
New York Times Co.                                        1,500              67
                                                                  -------------
                                                                            166
                                                                  -------------
RETAIL - 9.9%
AutoZone, Inc.*                                           2,400             192
CVS Corp.                                                 3,600             151
Dollar Tree Stores, Inc.*                                 9,400             258
Family Dollar Stores, Inc.                                8,500             259
Kohl's Corp.*                                             6,600             279
Lowe's Cos., Inc.                                         3,500             184
Ross Stores, Inc.                                         3,800             102
Tuesday Morning Corp.*                                    5,800             168
Wal-Mart Stores, Inc.                                     9,800             517
                                                                  -------------
                                                                          2,110
                                                                  -------------
SERVICES - COMMERCIAL - 1.4%
Accenture Ltd.*                                          10,700             294
                                                                  -------------
TELECOMMUNICATIONS - 2.3%
Cox Communications, Inc. Class A*                           700              19
Nokia Corp. ADR                                          19,100             278
QUALCOMM, Inc.                                            1,000              73
Verizon Communications, Inc.                              3,600             130
                                                                  -------------
                                                                            500
                                                                  -------------
TRANSPORTATION & RELATED SERVICES - 0.3%
Expeditors International of Washington, Inc.              1,400              69
                                                                  -------------
TOTAL COMMON STOCKS
(COST $18,519)                                                           20,098
                                                                  -------------
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 5.4%
-------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - TempCash                                      569,392             569
BlackRock Provident Institutional
  Funds - TempFund                                      569,394             569
                                                                  -------------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,139)                                                             1,139
                                                                  -------------
TOTAL INVESTMENTS -- 100.0%
(COST $19,658) (a)                                                       21,237

LIABILITIES IN EXCESS
OF OTHER ASSETS -- 0.0%                                                      (7)
                                                                  -------------
NET ASSETS APPLICABLE TO 1,943,582
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING - 100.0%                                 $      21,230
                                                                  =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                      $       10.92
                                                                  =============



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------
* Non-Income Producing Security
ADR - American Depository Receipt

(a) At June 30, 2004, the cost for Federal income tax purposes was $19,659,233. Net unrealized appreciation was $1,577,599. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,911,282 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($333,683).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED)
THE STRATEGIC VALUE FUND

                                                     NUMBER OF           VALUE
                                                      SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS - 93.0%
--------------------------------------------------------------------------------
ADVERTISING - 1.1%
Interpublic Group of Cos., Inc.*                         17,100    $         235
                                                                   -------------
AGRICULTURAL PRODUCTS - 5.5%
IMC Global, Inc.                                         26,800              359
Monsanto Co.                                             14,200              547
Potash Corp. of Saskatchewan, Inc.                        3,200              310
                                                                   -------------
                                                                           1,216
                                                                   -------------
AUTOMOBILES & RELATED - 4.5%
Dana Corp.                                               23,500              460
Genuine Parts Co.                                        13,400              532
                                                                   -------------
                                                                             992
                                                                   -------------
CHEMICALS - 3.5%
Crompton Corp.                                           28,600              180
Eastman Chemical Co.                                     12,600              582
                                                                   -------------
                                                                             762
                                                                   -------------
COMPUTER - INTERNET SERVICES & SOFTWARE - 0.8%
Network Associates, Inc.*                                 9,300              169
                                                                   -------------
COMPUTER SERVICES & SOFTWARE - 3.3%
Cadence Design Systems, Inc.*                            15,300              224
Computer Sciences Corp.*                                  5,000              232
Sybase, Inc.*                                            15,300              275
                                                                   -------------
                                                                             731
                                                                   -------------
CONSUMER PRODUCTS - 2.1%
American Greetings Corp.*                                 6,800              158
Newell Rubbermaid, Inc.                                  10,900              256
Tupperware Corp.                                          2,700               52
                                                                   -------------
                                                                             466
                                                                   -------------
CONTAINERS - 4.1%
Ball Corp.                                                5,700              411
Pactiv Corp.*                                            19,900              496
                                                                   -------------
                                                                             907
                                                                   -------------
DIVERSIFIED OPERATIONS - 1.4%
Leggett & Platt, Inc.                                    11,400              304
                                                                   -------------
ENERGY RESOURCES & SERVICES - 8.4%
Ameren Corp.                                              9,400              404
CMS Energy Corp.*                                        24,100              220
Hubbell, Inc.                                             9,800              458
NiSource, Inc.                                           16,000              330
Northeast Utilities, Inc.                                16,900              329
Puget Energy, Inc.                                        4,900              107
                                                                   -------------
                                                                           1,848
                                                                   -------------
ENTERTAINMENT & LEISURE - 0.3%
Metro-Goldwyn-Mayer, Inc.*                                5,700               69
                                                                   -------------
FINANCE - 0.4%
MBIA, Inc.                                                1,400               80
                                                                   -------------
FOOD & BEVERAGES - 3.5%
Archer-Daniels Midland Co.                               23,700              398
Dean Foods Co.*                                           5,800              216
Safeway, Inc.*                                            6,600              167
                                                                   -------------
                                                                             781
                                                                   -------------
HOTELS & GAMING - 1.6%
Caesars Entertainment, Inc.*                             24,200              363
                                                                   -------------

                                                     NUMBER OF         VALUE
                                                      SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOTELS & RESORTS - 1.3%
Host Marriott Corp.*                                     24,100   $         298
                                                                   -------------
INSURANCE - 13.4%
Aetna, Inc.                                               5,500              468
Arthur J. Gallagher & Co.                                 5,200              158
Conseco, Inc.*                                            6,400              127
Everest Re Group Ltd.                                     5,000              402
Lincoln National Corp.                                    2,600              123
PartnerRe Ltd.                                            6,900              391
PMI Group The, Inc.                                       7,200              313
SAFECO Corp.                                             11,700              515
Transatlantic Holdings, Inc.                                700               57
XL Capital Ltd.                                           5,300              400
                                                                   -------------
                                                                           2,954
                                                                   -------------
MACHINERY & HEAVY EQUIPMENT - 4.0%
CNH Global N.V.                                           7,040              145
Cummins, Inc.                                             5,400              338
Snap-On, Inc.                                            11,800              396
                                                                   -------------
                                                                             879
                                                                   -------------
MEDICAL SERVICES & EQUIPMENT - 1.8%
Bausch & Lomb, Inc.                                       6,200              403
                                                                   -------------
METAL COMPONENTS & PRODUCTS - 1.9%
Timken Co.                                               15,700              416
                                                                   -------------
OIL & GAS - 8.1%
EOG Resources, Inc.                                       8,500              508
GlobalSantaFe Corp.                                      10,000              265
Halliburton Co.                                          15,900              481
Pride International, Inc.*                               20,800              356
Southwest Gas Corp.                                       7,300              176
                                                                   -------------
                                                                           1,786
                                                                   -------------
PAPER & RELATED PRODUCTS - 3.9%
Georgia-Pacific Corp.                                    13,076              484
MeadWestvaco Corp.                                       13,000              382
                                                                   -------------
                                                                             866
                                                                   -------------
PHARMACEUTICALS - 3.4%
Caremark Rx, Inc.*                                        9,400              310
King Pharmaceuticals, Inc.*                              20,600              236
Mylan Laboratories, Inc.                                 10,300              209
                                                                   -------------
                                                                             755
                                                                   -------------
PRINTING & PUBLISHING - 2.0%
Donnelley (R.R.) & Sons Co.                              13,652              451
                                                                   -------------
RESTAURANTS - 0.4%
Yum! Brands, Inc.*                                        2,400               89
                                                                   -------------
RETAIL - 8.7%
Albertson's, Inc.                                         4,300              114
Federated Department Stores, Inc.                         2,200              108
Foot Locker, Inc.                                        16,500              402
Limited Brands                                            7,400              138
May Department Stores Co.                                 5,200              143
Office Depot, Inc.*                                      12,400              222
Payless ShoeSource, Inc.*                                10,900              163
Penney (J.C.) Co., Inc.                                   6,000              227

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED) (CONCLUDED)
THE STRATEGIC VALUE FUND

                                                     NUMBER OF         VALUE
                                                      SHARES           (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
RETAIL - (CONTINUED)
SUPERVALU, Inc.                                           2,300    $         70
Tommy Hilfiger Corp.*                                    21,800             330
                                                                   ------------
                                                                          1,917
                                                                   ------------
TELECOMMUNICATIONS - 1.7%
Avaya, Inc.*                                             14,300             226
CenturyTel, Inc.                                          5,300             159
                                                                   ------------
                                                                            385
                                                                   ------------
WHOLESALE DISTRIBUTOR - 1.9%
Grainger (W.W.), Inc.                                     7,200             414
                                                                   ------------
TOTAL COMMON STOCKS
(COST $16,907)                                                           20,536
                                                                   ------------
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 1.5%
-------------------------------------------------------------------------------
HEALTHCARE - 1.5%
Health Care Property Investors, Inc.                      2,600              62
Healthcare Realty Trust, Inc.                             7,200             270
                                                                   ------------
(COST $279)                                                                 332
                                                                   ------------
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 5.8%
-------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - TempCash                                      648,044             648
BlackRock Provident Institutional
  Funds - TempFund                                      648,044             648
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,296)                                                             1,296
                                                                   ------------
TOTAL INVESTMENTS -- 100.3%
(Cost $18,482) (a)                                                       22,164

LIABILITIES IN EXCESS
OF OTHER ASSETS -- (0.3)%                                                   (75)
                                                                   ------------
NET ASSETS APPLICABLE TO 1,910,547
SHARES OF COMMON STOCK
ISSUED AND OUTSTANDING - 100.0%                                    $     22,089
                                                                   ============
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                         $      11.56
                                                                   ============


* Non-Income Producing Security

(a) At June 30, 2004, the cost for Federal income tax purposes was $18,550,022. Net unrealized appreciation was $3,614,212. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,873,235 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($259,023).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS - JUNE 30, 2004 (UNAUDITED)
THE REIT FUND

                                                     NUMBER OF         VALUE
                                                      SHARES           (000)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 98.4%
--------------------------------------------------------------------------------
APARTMENTS - 14.9%
BRE Properties, Inc.                                     27,100   $          942
Equity Residential Properties Trust                      27,100              806
Home Properties of New York, Inc. Home
  Properties Inc.                                         9,500              370
Summit Properties, Inc.                                  14,300              366
United Dominion Realty Trust, Inc.                       24,000              475
                                                                   -------------
                                                                           2,959
                                                                   -------------
AUTOMOBILES & RELATED - 1.0%
Capital Automotive Trust                                  6,600              194
                                                                   -------------
DIVERSIFIED - 13.4%
Catellus Development Corp.                               11,383              281
Colonial Properties Trust                                 7,300              281
Duke Realty Corp.                                        19,000              604
Lexington Corp. Properties Trust                          9,000              179
Vornado Realty Trust                                     17,400              994
Weingarten Realty Investors                               9,700              304
                                                                   -------------
                                                                           2,643
                                                                   -------------
HOTELS & GAMING - 0.9%
Strategic Hotel Capital, Inc.                            12,100              178
                                                                   -------------
HOTELS & RESORTS - 10.8%
Host Marriott Corp.*                                     83,800            1,036
Innkeepers USA Trust                                      9,700              100
Lasalle Hotel Properties                                 16,152              394
Starwood Hotels & Resorts Worldwide, Inc.                13,400              601
                                                                   -------------
                                                                           2,131
                                                                   -------------
INDUSTRIAL - 3.0%
Prologis                                                 18,300              602
                                                                   -------------
LOCAL RETAIL - 5.2%
Developers Diversified Realty Corp.                       7,900              279
Pan Pacific Retail Properties, Inc.                      14,964              756
                                                                   -------------
                                                                           1,035
                                                                   -------------
OFFICE PROPERTY - 18.7%
Boston Properties, Inc.                                  10,200              511
Brandywine Realty Trust                                  23,500              639
Brookfield Properties Corp.                              19,300              555
Corporate Office Properties Trust                        13,000              323
Koger Equity, Inc.                                       13,800              319
Mack-Cali Realty Corp.                                    9,500              393
Maguire Properties, Inc.                                  9,000              223
Reckson Associates                                        6,800              186
SL Green Realty Corp.                                    11,900              557
                                                                   -------------
                                                                           3,706
                                                                   -------------
REGIONAL MALLS - 17.3%
Cbl & Associates Properties, Inc.                         3,400              187
Mills Corp.                                              16,600              775
Rouse Co.                                                23,200            1,102
Simon Property Group, Inc.                               21,300            1,095
Tanger Factory Outlet Centers, Inc.                       6,700              262
                                                                   -------------
                                                                           3,421
                                                                   -------------
RESIDENTIAL CONSTRUCTION - 1.5%
Avalonbay Communities, Inc.                               5,300              300
                                                                   -------------

                                                     NUMBER OF         VALUE
                                                      SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RETAIL - 8.7%
PS Business Parks, Inc.                                  17,600   $          708
Ramco-Gershenson Properties Trust                         7,790              189
Regency Centers Corp.                                    19,200              824
                                                                   -------------
                                                                           1,721
                                                                   -------------
STORAGE - 3.0%
Public Storage, Inc.                                     12,815              590
                                                                   -------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(COST $17,751)                                                            19,480
                                                                   -------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 1.1%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds -TempCash                                        106,187              106
BlackRock Provident Institutional
 Funds -TempFund                                        106,181              106
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
(COST $212)                                                                  212
                                                                   -------------
TOTAL INVESTMENTS -- 99.5%
 (COST $17,963) (a)                                                       19,692
                                                                   -------------
OTHER ASSETS IN EXCESS
 OF LIABILITES -- 0.5%                                                        97
                                                                   -------------
NET ASSETS APPLICABLE TO 1,609,199
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING - 100.0%                                  $       19,789
                                                                   -------------
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                       $        12.30
                                                                   -------------

------------
*Non-Income Producing Security

(a) At June 30, 2004, the cost for Federal income tax purposes was $17,968,187. Net unrealized appreciation was $1,723,719. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,796,740 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($73,021).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2004
(DOLLAR AMOUNTS IN THOUSANDS)

                        MONEY       QUALITY    HIGH YIELD    GROWTH     LARGE CAP    FLEXIBLY  INTERNATIONAL  SMALL CAP    EMERGING
                        MARKET       BOND        BOND        EQUITY       VALUE       MANAGED     EQUITY        VALUE       GROWTH
ASSETS:                  FUND        FUND         FUND        FUND         FUND         FUND        FUND         FUND        FUND
                       --------     --------    --------     --------    --------     --------    --------     --------    --------
Investments at                             $                                    $            $           $            $           $
value                  $ 88,872      185,130    $ 80,413     $ 92,906     216,350      794,581     138,312      160,080     113,479
Securities lending
collateral                    -            -           -            -           -            -       4,540       10,136      16,040
Interest,
dividends and
reclaims
receivable                1,079        1,333       1,570           86         315        2,033         545           59           7
Receivable for
investment
securities sold               -            -         336          513         963            -           -          580       2,239
Other assets                  3            4           -            2           4           12          34            2           1
                       --------     --------    --------     --------    --------     --------    --------     --------    --------
Total Assets             89,954      186,467      82,319       93,507     217,632      796,626     143,431      170,857     131,766
                       --------     --------    --------     --------    --------     --------    --------     --------    --------
LIABILITIES:
Obligation to
return securities
lending collateral            -            -           -            -           -            -       4,540       10,136      16,040
Payable for
investment
securities
purchased                   140       10,965         582          378       2,509            -           -          248         826
Dividends payable            51            -           -            -           -            -           -            -           -
Payable to the
investment adviser           15           47          33           49         105          380          94          105          67
Payable to The
Penn Mutual Life
Insurance Co                 35           66          31           34          79          283          50           57          42
Net unrealized
depreciation of
forward foreign
currency contracts            -            -           -            -           -            -       2,460            -           -
Other liabilities            15           20          16           16          20           93          15           25          20
                       --------     --------    --------     --------    --------     --------    --------     --------    --------
Total Liabilities           256       11,098         662          477       2,713          756       7,159       10,571      16,995
                       --------     --------    --------     --------    --------     --------    --------     --------    --------
                                           $                                    $            $           $            $           $
NET ASSETS             $ 89,698      175,369    $ 81,657     $ 93,030     214,919      795,870     136,272      160,286     114,771
                       ========     ========    ========     ========    ========     ========    ========     ========    ========
Investments at                             $                                    $            $           $            $
amortized cost         $ 88,872      185,306    $ 79,941     $ 84,083     186,370      609,559     111,083      135,432    $ 95,941



                       LIMITED        CORE       INDEX        MID CAP     MID CAP     LARGE CAP  STRATTEGIC
                     MATURITY BOND   EQUITY       500         GROWTH       VALUE       GROWTH      VALUE        REIT
ASSETS:                  FUND         FUND        FUND         FUND         FUND        FUND        FUND        FUND
                       --------     --------    --------     --------    --------     --------    --------     --------
Investments at                                         $
value                  $ 47,799      $ 8,586     243,919     $ 68,651    $ 89,235     $ 21,237    $ 22,164     $ 19,692
Securities lending
collateral                    -            -           -       22,992      23,352            -           -            -
Interest,
dividends and
reclaims
receivable                  323           12         266           16          51           15          19           56
Receivable for
investment
securities sold               -            -           -        1,248         156            -           -          111
Futures receivable            -            -          35            -           -            -           -            -
Other assets                  2            -          13            1           1            -           -            -
                       --------     --------    --------     --------    --------     --------    --------     --------
Total Assets             48,124        8,598     244,233       92,908     112,795       21,252      22,183       19,859
                       --------     --------    --------     --------    --------     --------    --------     --------
LIABILITIES:
Obligation to
return securities
lending collateral            -            -           -       22,992      23,352            -           -            -
Payable for
investment
securities
purchased                     -            -           -        1,360         335            -          69           46
Payable to the
investment advisor            4           14          38           39           9           12          11
Payable to The
Penn Mutual Life
Insurance Co                 17            2          24           20          32            7           7            7
Other liabilities             4            3          33            5          13            6           6            6
                       --------     --------    --------     --------    --------     --------    --------     --------
Total Liabilities            33            9          71       24,415      23,771           22          94           70
                       --------     --------    --------     --------    --------     --------    --------     --------
                                                       $
NET ASSETS             $ 48,091      $ 8,589     244,162     $ 68,493    $ 89,024     $ 21,230    $ 22,089     $ 19,789
                       --------     --------    --------     --------    --------     --------    --------     --------
Investments at                                         $
amortized cost         $ 47,641      $ 7,369     279,837     $ 59,603    $ 76,728     $ 19,658    $ 18,482     $ 17,963


The accompanying notes are an integral part of these financial statements

PENN SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2004
(DOLLAR AMOUNTS IN THOUSANDS)
-------------------------------------------------------------------------------

                           MONEY      QUALITY    HIGH YIELD    GROWTH    LARGE CAP   FLEXIBLY INTERNATIONAL SMALL CAP    EMERGING
                           MARKET       BOND        BOND       EQUITY      VALUE      MANAGED    EQUITY      VALUE       GROWTH
                            FUND        FUND        FUND        FUND       FUND        FUND        FUND       FUND       FUND
                           --------   --------    --------    --------   --------    --------    --------   --------    --------
INVESTMENT INCOME:
Dividends                         -          -    $    161    $    531   $  2,382    $  7,053    $  2,030   $    411    $     42
Interest                   $    569   $  4,226       3,277           7         74       2,500          15         67          37
Foreign tax withheld              -          -           -          (2)       (17)        (50)       (156)         -           -
                           --------   --------    --------    --------   --------    --------    --------   --------    --------
 Total investment income        569      4,226       3,438         536      2,439       9,503       1,889        478          79
                           --------   --------    --------    --------   --------    --------    --------   --------    --------
EXPENSES:
Investment advisory fees         97        287         206         309        643       2,229         572        658         418
Administration fees              73        131          62          71        161         557         101        116          86
Accounting fees                  36         56          31          36         66         146          53         51          41
Director fees                     2          3           2           2          4          13           2          3           2
Custodian fees and
 expenses                        13         12          13           8         16          43          47         34          27
Pricing fees                      8          7          21           4          3           4           4          9           4
Other expenses                   25         40          16          23         46         148          29         26          23
                           --------   --------    --------    --------   --------    --------    --------   --------    --------
 Total expenses                 254        536         351         453        939       3,140         808        897         601
 Less: Expense waivers            -          -           -           1          -           -           -          9           -
 Less: Fees paid
 indirectly                       -          -           -           3         21          31          33          -           -
                           --------   --------    --------    --------   --------    --------    --------   --------    --------
   Net expenses                 254        536         351         449        918       3,109         775        888         601
                           --------   --------    --------    --------   --------    --------    --------   --------    --------
NET INVESTMENT INCOME
 (LOSS)                         315      3,690       3,087          87      1,521       6,394       1,114       (410)       (522)
                           --------   --------    --------    --------   --------    --------    --------   --------    --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
 on investment
 transactions                        -       (707)        615       3,761     11,369      15,944       7,555     16,721      10,281
 Net realized foreign
 exchange loss                       -          -          76           -          -         (33)        261          -           -
 Change in net unrealized
 appreciation
 (depreciation) of
  investments, futures
  contracts and foreign
  currency related items             -     (2,871)     (2,824)       (492)    (6,826)     21,834      (2,619)    (5,489)     (5,133)
                              --------   --------    --------    --------   --------    --------    --------   --------    --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS                         -     (3,578)     (2,133)      3,269      4,543      37,745       5,197     11,232       5,148
                              --------   --------    --------    --------   --------    --------    --------   --------    --------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS              $    315   $    112    $    954    $  3,356   $  6,064    $ 44,139    $  6,311   $ 10,822    $  4,626
                              ========   ========    ========    ========   ========    ========    ========   ========    ========

                              LIMITED       CORE      INDEX        MID CAP    MID CAP   LARGE CAP  STRATTEGIC
                            MATURITY BOND  EQUITY      500         GROWTH     VALUE      GROWTH      VALUE       REIT
                                FUND       FUND        FUND         FUND      FUND        FUND        FUND       FUND
                              --------   --------    --------     --------  --------    --------    --------   --------
INVESTMENT INCOME:
Dividends                            -   $     70    $  1,860    $     83   $    528    $    113    $    144   $    364
Interest                      $    909          1          24          14         19           5           4          2
Foreign tax withheld                 -          -           -           -         (1)          -          (1)         -
                              --------   --------    --------    --------   --------    --------    --------   --------
 Total investment income           909         71       1,884          97        546         118         147        366
                              --------   --------    --------    --------   --------    --------    --------   --------
EXPENSES:
Investment advisory fees            65         24          83         234        233          52          67         68
Administration fees                 32          7         178          50         64          14          14         14
Accounting fees                     16         14          72          25         32          14          14         14
Director fees                        -          -           4           1          2           -           -          -
Custodian fees and
 expenses                            3          1          20          14         12           4           7          6
Pricing fees                         3          2           9           3          2           3           2          1
Other expenses                      11          3          57          14         16           5           3          4
                              --------   --------    --------    --------   --------    --------    --------   --------
 Total expenses                    130         51         423         341        361          92         107        107
 Less: Expense waivers               -          4         127           7          -           -           -          1
 Less: Fees paid
 indirectly                          -          -           -          24         16           -           -          -
                              --------   --------    --------    --------   --------    --------    --------   --------
   Net expenses                    130         47         296         310        345          92         107        106
                              --------   --------    --------    --------   --------    --------    --------   --------
NET INVESTMENT INCOME
 (LOSS)                            779         24       1,588        (213)       201          26          40        260
                              --------   --------    --------    --------   --------    --------    --------   --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
 on investment
 transactions                       58        657         575       6,002      7,923         854         281        934
 Net realized foreign
 exchange loss                       -          -           -           -          -           -           -          -
 Change in net unrealized
 appreciation
 (depreciation)
  of investments, futures
  contracts and foreign
  currency related items          (562)      (475)      5,564      (3,867)    (1,517)       (219)      1,328       (145)
                              --------   --------    --------    --------   --------    --------    --------   --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS                      (504)       182       6,139       2,135      6,406         635       1,609        789
                              --------   --------    --------    --------   --------    --------    --------   --------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS              $    275   $    206    $  7,727    $  1,922   $  6,607    $    661    $  1,649   $  1,049
                              ========   ========    ========    ========   ========    ========    ========   ========


The accompanying notes are an integral part of these financial statements

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(DOLLAR AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


                                           MONEY MARKET FUND      QUALITY BOND FUND     HIGH YIELD BOND FUND    GROWTH EQUITY FUND
                                          -------------------    -------------------     -------------------    -------------------
                                        SIX MONTHS    YEAR      SIX MONTHS    YEAR     SIX MONTHS    YEAR    SIX MONTHS      YEAR
                                           ENDED      ENDED        ENDED     ENDED       ENDED       ENDED       ENDED       ENDED
                                         06/30/04  DECEMBER 31,  06/30/04 DECEMBER 31, 06/30/04   DECEMBER 31, 06/30/04 DECEMBER 31,
                                        (UNAUDITED)    2003     (UNAUDITED)  2003     (UNAUDITED)     2003   (UNAUDITED)     2003
                                         --------    --------    --------   --------    --------    --------   --------    --------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income (loss)                $ 315     $ 1,096     $ 3,690    $ 7,414     $ 3,087     $ 6,253       $ 87        $ 23
Net realized gain (loss) on
 investment transactions                        -           -        (707)     1,664         615         554      3,761      (3,246)
Net realized foreign exchange loss              -           -           -          -          76          30          -           -
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currency related items                 -           -      (2,871)       860      (2,824)      8,225       (492)     14,266
                                         --------    --------    --------   --------    --------    --------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                    315       1,096         112      9,938         954      15,062      3,356      11,043
                                         --------    --------    --------   --------    --------    --------   --------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                        (315)     (1,096)          -     (7,460)        (24)     (6,297)         -         (23)
Net realized capital gains                      -           -          (1)    (2,388)          -           -          -           -
Return of capital                               -           -           -          -           -          (1)         -          (1)
                                         --------    --------    --------   --------    --------    --------   --------    --------
    TOTAL DISTRIBUTIONS                      (315)     (1,096)         (1)    (9,848)        (24)     (6,298)         -         (24)
                                         --------    --------    --------   --------    --------    --------   --------    --------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets
 from capital share transactions          (10,251)    (49,480)      3,159     15,803      (1,589)     10,340     (8,077)    (15,686)
                                         --------    --------    --------   --------    --------    --------   --------    --------
    Total net increase (decrease) in
      net assets from capital share
      transactions                        (10,251)    (49,480)      3,159     15,803      (1,589)     10,340     (8,077)    (15,686)
                                         --------    --------    --------   --------    --------    --------   --------    --------
TOTAL INCREASE (DECREASE) IN NET
 ASSETS                                   (10,251)    (49,480)      3,270     15,893        (659)     19,104     (4,721)     (4,667)
NET ASSETS, beginning of year              99,949     149,429     172,099    156,206      82,316      63,212     97,751     102,418
                                         --------    --------    --------   --------    --------    --------   --------    --------
                                                                        $          $
NET ASSETS, END OF YEAR                  $ 89,698    $ 99,949     175,369    172,099    $ 81,657    $ 82,316   $ 93,030    $ 97,751
                                         ========    ========    ========   ========    ========    ========   ========    ========


                                            LARGE CAP VALUE       FLEXIBLY MANAGED         INTERNATIONAL          SMALL CAP VALUE
                                        ---------------------    -------------------    -------------------    ---------------------
                                                 FUND                   FUND                EQUITY FUND                FUND
                                        SIX MONTHS    YEAR      SIX MONTHS    YEAR     SIX MONTHS    YEAR    SIX MONTHS      YEAR
                                           ENDED      ENDED        ENDED     ENDED       ENDED       ENDED       ENDED       ENDED
                                         06/30/04  DECEMBER 31,  06/30/04 DECEMBER 31, 06/30/04   DECEMBER 31, 06/30/04 DECEMBER 31,
                                        (UNAUDITED)    2003     (UNAUDITED)  2003     (UNAUDITED)     2003   (UNAUDITED)     2003
                                         --------    --------    --------   --------    --------    --------   --------    --------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)              $ 1,521     $ 3,222     $ 6,394   $ 12,192     $ 1,114     $ 1,797     $ (410)     $ (633)
Net realized gain (loss) on
 investment transactions                   11,369      (2,352)     15,944     20,036       7,555       1,624     16,721      13,662
Net realized foreign exchange gain
 (loss)                                         -           -         (33)         2         261        (315)         -           -
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currency related items            (6,826)     49,297      21,834    125,655      (2,619)     30,252     (5,489)     46,237
                                         --------    --------    --------   --------    --------    --------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                  6,064      50,167      44,139    157,885       6,311      33,358     10,822      59,266
                                         --------    --------    --------   --------    --------    --------   --------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                          (5)     (3,227)       (888)   (12,261)       (221)       (736)         -           -
Net realized capital gains                      -           -     (10,731)    (8,084)          -           -     (4,045)     (7,799)
                                         --------    --------    --------   --------    --------    --------   --------    --------
TOTAL DISTRIBUTIONS                            (5)     (3,227)    (11,619)   (20,345)       (221)       (736)    (4,045)     (7,799)
                                         --------    --------    --------   --------    --------    --------   --------    --------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets
 from capital share transactions          (19,046)     (7,280)     57,723     41,518      (3,421)     (3,664)     4,809      19,742
                                         --------    --------    --------   --------    --------    --------   --------    --------
TOTAL NET INCREASE (DECREASE) IN NET
 ASSETS FROM CAPITAL SHARE
 TRANSACTIONS                             (19,046)     (7,280)     57,723     41,518      (3,421)     (3,664)     4,809      19,742
                                         --------    --------    --------   --------    --------    --------   --------    --------
TOTAL INCREASE (DECREASE) IN NET
 ASSETS                                   (12,987)     39,660      90,243    179,058       2,669      28,958     11,586      71,209
NET ASSETS, beginning of year             227,906     188,246     705,627    526,569     133,603     104,645    148,700      77,491
                                         --------    --------    --------   --------    --------    --------   --------    --------
NET ASSETS, END OF YEAR                  $214,919    $227,906    $795,870   $705,627    $136,272    $133,603   $160,286    $148,700
                                         ========    ========    ========   ========    ========    ========   ========    ========


The accompanying notes are an integral part of these financial statements

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(DOLLAR AMOUNTS IN THOUSANDS)
-------------------------------------------------------------------------------


                                   EMERGING GROWTH FUND   LIMITED MATURITY BOND FUND   CORE EQUITY FUND          INDEX 500 FUND
                                   ---------------------  -------------------------- ---------------------  -----------------------
                                    SIX MONTHS    YEAR      SIX MONTHS   YEAR       SIX MONTHS    YEAR      SIX MONTHS      YEAR
                                      ENDED      ENDED        ENDED      ENDED        ENDED       ENDED       ENDED       ENDED
                                    06/30/04  DECEMBER 31,  06/30/04   DECEMBER 31,  06/30/04   DECEMBER 31, 06/30/04   DECEMBER 31,
                                   (UNAUDITED)    2003     (UNAUDITED)    2003      (UNAUDITED)    2003      (UNAUDITED)     2003
                                    --------    --------     --------    --------     --------    --------    --------     --------
INCREASE (DECREASE) IN NET
 ASSETS:
OPERATIONS:
Net investment income (loss)       $    (522)  $    (852)   $     779   $   1,715    $      24   $      57    $   1,588   $   2,906
Net realized gain (loss) on
 investment transactions              10,281      13,984           58        (204)         657        (408)         575       2,258
Net change in unrealized
 appreciation (depreciation)
 of investments and futures
 contracts related items              (5,133)     21,920         (562)       (173)        (475)      2,228        5,564      45,410
                                    --------    --------     --------    --------     --------    --------     --------    --------
   NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS                            4,626      35,052          275       1,338          206       1,877        7,727      50,574
                                    --------    --------     --------    --------     --------    --------     --------    --------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income                      -           -            -      (1,721)          (1)        (56)           -      (2,902)
Net realized capital gains                 -           -            -         (35)           -           -            -           -
Return of capital                          -           -            -          (7)           -           -            -           -
                                    --------    --------     --------    --------     --------    --------     --------    --------
   TOTAL DISTRIBUTIONS                     -           -            -      (1,763)          (1)        (56)           -      (2,902)
                                    --------    --------     --------    --------     --------    --------     --------    --------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net
 assets from capital share
 transactions                         (1,215)      1,627        4,271       1,029       (1,839)     (2,995)       2,415      11,919
                                    --------    --------     --------    --------     --------    --------     --------    --------
   TOTAL NET INCREASE
 (DECREASE) IN NET ASSETS FROM
 CAPITAL SHARE TRANSACTIONS           (1,215)      1,627        4,271       1,029       (1,839)     (2,995)       2,415      11,919
                                    --------    --------     --------    --------     --------    --------     --------    --------
TOTAL INCREASE (DECREASE) IN
 NET ASSETS                            3,411      36,679        4,546         604       (1,634)     (1,174)      10,142      59,591
NET ASSETS, beginning of year        111,360      74,681       43,545      42,941       10,223      11,397      234,020     174,429
                                    --------    --------     --------    --------     --------    --------     --------    --------
NET ASSETS, end of year            $ 114,771   $ 111,360    $  48,091   $  43,545    $   8,589   $  10,223    $ 244,162   $ 234,020
                                    ========    ========     ========    ========     ========    ========     ========    ========


                         MID CAP GROWTH FUND   MID CAP VALUE FUND   LARGE CAP GROWTH FUND  STRATEGIC VALUE FUND       REIT FUND
                         -------------------   -------------------  ---------------------  --------------------   ------------------
                          SIX MONTHS   YEAR    SIX MONTHS   YEAR    SIX MONTHS   YEAR    SIX MONTHS    YEAR    SIX MONTHS    YEAR
                            ENDED     ENDED      ENDED      ENDED      ENDED     ENDED      ENDED      ENDED     ENDED       ENDED
                           06/30/04  DECEMBER 06/30/04    DECEMBER   06/30/04   DECEMBER   06/30/04   DECEMBER  06/30/04    DECEMBER
                         (UNAUDITED) 31, 200  (UNAUDITED) 31, 2003  (UNAUDITED  31, 2003  (UNAUDITED) 31, 2003 (UNAUDITED)  31, 2003
                           -------   -------    -------    -------    -------    -------    -------   -------    -------    -------
INCREASE (DECREASE) IN
 NET ASSETS:
OPERATIONS:
Net investment income
 (loss)                   $   (213)  $  (276)   $   201    $   256    $    26   $     48   $     40   $    58    $   260    $   474
Net realized gain
 (loss) on investment
 transactions                6,002     6,500      7,923      4,365        854         87        281        22        934        525
Net change in
 unrealized
 appreciation
 (depreciation) of
 investments                (3,867)   12,353     (1,517)    16,472       (219)     2,216      1,328     2,791       (145)     2,115
                           -------   -------    -------    -------    -------    -------    -------   -------    -------    -------
   NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS                  1,922    18,577      6,607     21,093        661      2,351      1,649     2,871      1,049      3,114
                           -------   -------    -------    -------    -------    -------    -------   -------    -------    -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income            -         -          -       (256)         -        (49)         -       (59)         -       (502)
Net realized capital
 gains                           -         -     (1,681)    (1,487)         -          -          -      (108)       (16)      (387)
Return of capital                -         -          -          -          -         (1)         -        (3)         -          -
                           -------   -------    -------    -------    -------    -------    -------   -------    -------    -------
   TOTAL DISTRIBUTIONS           -         -     (1,681)    (1,743)         -        (50)         -      (170)       (16)      (889)
                           -------   -------    -------    -------    -------    -------    -------   -------    -------    -------
CAPITAL SHARE
 TRANSACTIONS:
Net increase
 (decrease) in net
 assets from capital
 share transactions          1,519    12,051      3,056      3,362      4,470      8,708      4,415     5,907      1,875      9,149
                           -------   -------    -------    -------    -------    -------    -------   -------    -------    -------
   TOTAL NET INCREASE
 (DECREASE) IN NET
 ASSETS FROM CAPITAL
 SHARE TRANSACTIONS          1,519    12,051      3,056      3,362      4,470      8,708      4,415     5,907      1,875      9,149
                           -------   -------    -------    -------    -------    -------    -------   -------    -------    -------
TOTAL INCREASE
 (DECREASE) IN NET ASSETS    3,441    30,628      7,982     22,712      5,131     11,009      6,064     8,608      2,908     11,374
NET ASSETS, beginning
 of year                    65,052    34,424     81,042     58,330     16,099      5,090     16,025     7,417     16,881      5,507
                           -------   -------    -------    -------    -------    -------    -------   -------    -------    -------
NET ASSETS, end of year   $ 68,493   $65,052    $89,024    $81,042    $21,230   $ 16,099   $ 22,089   $16,025    $19,789    $16,881
                           =======   =======    =======    =======    =======    =======    =======   =======    =======    =======


The accompanying notes are an integral part of these financial statements

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

THE MONEY MARKET FUND
For a Share Outstanding During the Year

                                                      SIX MONTHS
                                                         ENDED                           YEAR ENDED DECEMBER 31,
                                                     JUNE 30, 2004    --------------------------------------------------------------
                                                      (UNAUDITED)       2003         2002         2001          2000         1999
                                                       ---------     ---------    ---------    ---------     ---------    ---------
Net asset value, beginning of year                         $1.00         $1.00        $1.00        $1.00         $1.00        $1.00
                                                       ---------     ---------    ---------    ---------     ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.00          0.01         0.02         0.04          0.06         0.05
                                                       ---------     ---------    ---------    ---------     ---------    ---------
  Total from investment operations                          0.00          0.01         0.02         0.04          0.06         0.05
                                                       ---------     ---------    ---------    ---------     ---------    ---------
LESS DISTRIBUTIONS:
Dividend from net investment income                        (0.00)        (0.01)       (0.02)       (0.04)        (0.06)       (0.05)
                                                       ---------     ---------    ---------    ---------     ---------    ---------
Net asset value, end of year                               $1.00         $1.00        $1.00        $1.00         $1.00        $1.00
                                                       =========     =========    =========    =========     =========    =========
Total return(1)                                            0.32%         0.86%        1.65%        4.00%         5.99%        4.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)                   $89,698       $99,949     $149,429     $128,408       $94,045      $86,581
                                                       =========     =========    =========    =========     =========    =========
Ratio of expenses to average net assets                    0.52%(a)      0.50%        0.47%        0.50%         0.58%        0.72%
                                                       =========     =========    =========    =========     =========    =========
Ratio of net investment income to average net assets       0.64%(a)      0.89%        1.62%        3.78%         5.89%        4.60%
                                                       =========     =========    =========    =========     =========    =========

------------
(a) Annualized.
1 - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

-------------------------------------------------------------------------------
THE QUALITY BOND FUND
For a Share Outstanding During the Year

                                                      SIX MONTHS
                                                         ENDED                          YEAR ENDED DECEMBER 31,
                                                     JUNE 30, 2004    --------------------------------------------------------------
                                                      (UNAUDITED)      2003         2002         2001          2000         1999
                                                       ---------     ---------    ---------    ---------     ---------    ---------
Net asset value, beginning of year                        $10.51        $10.50       $10.39       $10.33        $10.40       $10.40
                                                       ---------     ---------    ---------    ---------     ---------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                       0.22          0.48         0.42         0.51          0.52         0.54
Net realized and unrealized gain (loss) on
  investment transactions                                  (0.21)         0.16         0.13         0.41          0.66        (0.54)
                                                       ---------     ---------    ---------    ---------     ---------    ---------
  Total from investment operations                          0.01          0.64         0.55         0.92          1.18         0.00
                                                       ---------     ---------    ---------    ---------     ---------    ---------
LESS DISTRIBUTIONS:
Dividend from net investment income                         0.00         (0.48)       (0.42)       (0.51)        (1.06)        0.00
Distribution from net realized gains                        0.00         (0.15)       (0.02)       (0.35)        (0.17)        0.00
Return of capital                                           0.00          0.00         0.00         0.00         (0.02)        0.00
                                                       ---------     ---------    ---------    ---------     ---------    ---------
  Total distributions                                       0.00         (0.63)       (0.44)       (0.86)        (1.25)        0.00
                                                       ---------     ---------    ---------    ---------     ---------    ---------
Net asset value, end of year                              $10.52        $10.51       $10.50       $10.39        $10.33       $10.40
                                                       =========     =========    =========    =========     =========    =========
Total return(1)                                            0.10%         6.18%        5.28%        8.91%        12.00%        0.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)                  $175,369      $172,099     $156,206     $123,569       $96,073      $55,975
                                                       =========     =========    =========    =========     =========    =========
Ratio of expenses to average net assets                    0.61%(a)      0.62%        0.62%        0.65%         0.68%        0.77%
                                                       =========     =========    =========    =========     =========    =========
Ratio of net investment income
  to average net assets                                    4.22%(a)      4.36%        4.19%        5.23%         5.92%        5.21%
                                                       =========     =========    =========    =========     =========    =========
Portfolio turnover rate                                    51.0%        215.4%       498.6%       930.7%      1,046.5%       815.1%
                                                       =========     =========    =========    =========     =========    =========

------------
(a) Annualized.
1 - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

THE HIGH YIELD BOND FUND
For a Share Outstanding During the Year

                                             SIX MONTHS
                                                ENDED
                                              JUNE 30,                              YEAR ENDED DECEMBER 31,
                                                2004        -----------------------------------------------------------------------
                                             (UNAUDITED)       2003           2002           2001           2000           1999
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of year                 $7.70          $6.78          $7.25          $7.45          $9.58          $9.19
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income                               0.29           0.64           0.70           0.72           0.91           0.89
Net realized and unrealized gain (loss)
 on investment transactions.                       (0.20)          0.92          (0.46)         (0.20)         (1.24)         (0.50)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Total from investment operations                  0.09           1.56           0.24           0.52          (0.33)          0.39
                                             -----------    -----------    -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS:
Dividend from net investment income                 0.00          (0.64)         (0.71)         (0.72)         (1.80)          0.00
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end of year                       $7.79          $7.70          $6.78          $7.25          $7.45          $9.58
                                             ===========    ===========    ===========    ===========    ===========    ===========
Total return(1)                                    1.20%         23.13%          3.41%          6.92%         (3.69%)         4.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).          $81,657        $82,316        $63,212        $60,577        $51,150        $69,928
                                             ===========    ===========    ===========    ===========    ===========    ===========
Ratio of expenses to average net assets            0.85%(a)       0.86%          0.83%          0.87%(c)       0.87%(c)       0.85%
                                             ===========    ===========    ===========    ===========    ===========    ===========
Ratio of net investment income to
 average net assets                                7.51%(a)       8.55%          9.29%          9.57%(c)      10.07%(c)       9.11%
                                             ===========    ===========    ===========    ===========    ===========    ===========
Portfolio turnover rate                            35.0%          87.8%          80.4%          77.0%          65.4%          78.2%
                                             ===========    ===========    ===========    ===========    ===========    ===========

---------------
(a) Annualized
(c) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.88% and 0.91%, and the ratio of net investment income to average net assets would have been 9.56% and 10.04%, respectively for the years ended December 31, 2001 and December 31, 2000
1 - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value
-------------------------------------------------------------------------------

THE GROWTH EQUITY FUND
For a Share Outstanding During the Year

                                             SIX MONTHS
                                                ENDED
                                              JUNE 30,                              YEAR ENDED DECEMBER 31,
                                                2004        -----------------------------------------------------------------------
                                             (UNAUDITED)       2003           2002           2001           2000           1999
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of year.               $11.02          $9.81         $15.07         $20.19         $41.41         $30.88
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.01           0.00          (0.03)          0.00          (0.08)         (0.05)
Net realized and unrealized gain (loss)
 on investment transactions.                        0.37           1.21          (5.23)         (5.12)         (9.36)         10.58
                                             -----------    -----------    -----------    -----------    -----------    -----------
Total from investment operations                    0.38           1.21          (5.26)         (5.12)         (9.44)         10.53
                                             -----------    -----------    -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS:
Distribution from net realized gains                0.00           0.00           0.00           0.00          (7.69)          0.00
Return of capital                                   0.00           0.00           0.00           0.00          (4.09)          0.00
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Total distributions                               0.00           0.00           0.00           0.00         (11.78)          0.00
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end of year                      $11.40         $11.02          $9.81         $15.07         $20.19         $41.41
                                             ===========    ===========    ===========    ===========    ===========    ===========
Total return(1)                                    3.45%         12.36%       (34.90%)       (25.34%)       (26.10%)         34.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).          $93,030        $97,751       $102,418       $186,696       $216,016       $284,263
                                             ===========    ===========    ===========    ===========    ===========    ===========
Ratio of expenses to average net assets.           0.95%(a)       0.97%          0.92%(c)       0.92%          0.84%          0.73%
                                             ===========    ===========    ===========    ===========    ===========    ===========
Ratio of net investment income (loss)
  to average net assets.                           0.18%(a)       0.02%        (0.21%)(c)       0.02%        (0.27%)        (0.14%)
                                             ===========    ===========    ===========    ===========    ===========    ===========
Portfolio turnover rate                            74.7%         578.4%         773.6%         276.2%         309.3%         209.1%
                                             ===========    ===========    ===========    ===========    ===========    ===========

---------------
(a) Annualized
(c) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.93% and the ratio of net investment income to average net assets would have been (0.22%) for the year ended December 31, 2002
1 - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
THE LARGE CAP VALUE FUND*
For a Share Outstanding During the Year

                                             SIX MONTHS
                                                ENDED                                  YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2004   -----------------------------------------------------------------------
                                             (UNAUDITED)       2003           2002           2001           2000           1999
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of year                $17.59         $13.97         $16.97         $18.07         $22.21         $22.39
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income                               0.13           0.25           0.25           0.23           0.26           0.21
Net realized and unrealized gain (loss)
 on investment transactions                         0.36           3.62          (2.80)         (0.66)          2.10          (0.39)
                                             -----------    -----------    -----------    -----------    -----------    -----------
 Total from investment operations                   0.49           3.87          (2.55)         (0.43)          2.36          (0.18)
                                             -----------    -----------    -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS:
Dividend from net investment income                 0.00          (0.25)         (0.24)         (0.23)         (0.48)          0.00
Distribution from net realized gains                0.00           0.00          (0.21)         (0.44)         (6.02)          0.00
                                             -----------    -----------    -----------    -----------    -----------    -----------
 Total distributions                                0.00          (0.25)         (0.45)         (0.67)         (6.50)          0.00
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end of year                      $18.08         $17.59         $13.97         $16.97         $18.07         $22.21
                                             ===========    ===========    ===========    ===========    ===========    ===========
 Total return(1)                                   2.79%         27.76%        (14.96%)        (2.40%)        12.64%         (0.80%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)          $214,919        227,906        188,246       $232,528        221,583    $  $290,937
                                             ===========    ===========    ===========    ===========    ===========    ===========
Ratio of expenses to average net assets            0.88%(a)       0.90%          0.88%          0.88%          0.84%          0.76%
                                             ===========    ===========    ===========    ===========    ===========    ===========
Ratio of net investment income
 to average net assets                             1.42%(a)       1.62%          1.51%          1.26%          1.34%          0.88%
                                             ===========    ===========    ===========    ===========    ===========    ===========
Portfolio turnover rate                            23.2%          39.9%          38.0%          49.5%         135.8%          67.6%
                                             ===========    ===========    ===========    ===========    ===========    ===========

--------------
*   Prior to May 1, 2000, the Large Cap Value Fund was named Value Equity Fund.
(a) Annualized.
1 - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
-------------------------------------------------------------------------------
THE FLEXIBLY MANAGED FUND
For a Share Outstanding During the Year


                                             SIX MONTHS
                                                ENDED                               YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2004     ----------------------------------------------------------------------
                                             (UNAUDITED)       2003           2002           2001           2000           1999
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of year                $23.64         $18.75         $20.03         $19.76         $19.62         $18.31
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income                               0.20           0.42           0.56           0.60           0.58           0.67
Net realized and unrealized gain (loss)
 on investment transactions                         1.21           5.17          (0.39           1.44           3.26           0.64
                                             -----------    -----------    -----------    -----------    -----------    -----------
 Total from investment operations                   1.41           5.59           0.17           2.04           3.84           1.31
                                             -----------    -----------    -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS:
Dividend from net investment income                 0.00          (0.42)         (0.56)         (0.59)         (1.33)          0.00
Distribution from net realized gains               (0.37)         (0.28)         (0.89)         (1.18)         (2.37)          0.00
                                             -----------    -----------    -----------    -----------    -----------    -----------
 Total distributions                               (0.37)         (0.70)         (1.45)         (1.77)         (3.70)          0.00
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end of year                      $24.68         $23.64         $18.75         $20.03         $19.76         $19.62
                                             ===========    ===========    ===========    ===========    ===========    ===========
 Total return(1)                                   6.07%         29.92%         0.87%*         10.34%         22.22%          7.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)          $795,870       $705,627       $526,569       $478,237       $432,379       $482,856
                                             ===========    ===========    ===========    ===========    ===========    ===========
Ratio of expenses to average net assets            0.85%(a)       0.86%          0.85%          0.87%          0.83%          0.76%
                                             ===========    ===========    ===========    ===========    ===========    ===========
Ratio of net investment income
 to average net assets                             1.72%(a)       2.11%         2.71%*          2.89%          2.92%          3.25%
                                             ===========    ===========    ===========    ===========    ===========    ===========
Portfolio turnover rate                            10.6%          24.5%          30.6%          33.6%          30.6%          31.0%
                                             ===========    ===========    ===========    ===========    ===========    ===========

------------
* The presented total return and ratio of net investment income to average net assets are inclusive of payments made by affiliates on investment transactions. Before consideration of such payments, the total return would have been 0.77% and the ratio of net investment income to average net assets would have been 2.62%.
(a) Annualized.
1 - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY FUND
For a Share Outstanding During the Year


                                                     SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                      JUNE 30, 2004  ---------------------------------------------------------------
                                                       (UNAUDITED)      2003          2002         2001         2000          1999
                                                       ---------     ---------    ---------    ---------     ---------    ---------
Net asset value, beginning of year                        $13.91        $10.53       $11.71       $16.64        $26.78       $18.37
                                                       ---------     ---------    ---------    ---------     ---------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                       0.12          0.19         0.15         0.37          0.14         0.03
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                               0.55          3.27        (1.31)       (5.05)        (4.82)        8.38
                                                       ---------     ---------    ---------    ---------     ---------    ---------
  Total from investment operations                          0.66          3.46        (1.16)       (4.68)        (4.68)        8.41
                                                       ---------     ---------    ---------    ---------     ---------    ---------
LESS DISTRIBUTIONS:
Dividend from net investment income                        (0.02)        (0.08)       (0.02)       (0.25)        (0.14)        0.00
Distribution from net realized gains                        0.00          0.00         0.00         0.00         (4.59)        0.00
Return of capital                                           0.00          0.00         0.00         0.00         (0.73)        0.00
                                                       ---------     ---------    ---------    ---------     ---------    ---------
  Total distributions                                      (0.02)        (0.08)       (0.02)       (0.25)        (5.46)        0.00
                                                       ---------     ---------    ---------    ---------     ---------    ---------
Net asset value, end of year                              $14.55        $13.91       $10.53       $11.71        $16.64       $26.78
                                                       =========     =========    =========    =========     =========    =========
Total return(1)                                            4.78%        32.85%      (9.94%)     (28.12%)      (18.67%)       45.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)                  $136,272      $133,603     $104,645     $124,949      $162,359     $215,312
                                                       =========     =========    =========    =========     =========    =========
Ratio of expenses to average net assets                    1.20%(a)      1.19%        1.23%        1.25%         1.16%        1.08%
                                                       =========     =========    =========    =========     =========    =========
Ratio of net investment income (loss) to average
 net assets                                                1.65%(a)      1.63%        1.35%        1.06%       (0.08%)        0.20%
                                                       =========     =========    =========    =========     =========    =========
Portfolio turnover rate                                    20.5%         59.0%       106.3%        97.2%         64.4%        45.0%
                                                       =========     =========    =========    =========     =========    =========

------------
(a) Annualized
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

-------------------------------------------------------------------------------
THE SMALL CAP VALUE FUND*
For a Share Outstanding During the Year

                                                     SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                      JUNE 30, 2004  ---------------------------------------------------------------
                                                       (UNAUDITED)      2003          2002         2001         2000          1999
                                                       ---------     ---------    ---------    ---------     ---------    ---------
Net asset value, beginning of year                        $18.20        $11.00       $14.38       $12.94        $12.64       $12.81
                                                       ---------     ---------    ---------    ---------     ---------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (0.05)        (0.08)       (0.05)        0.01          0.04         0.08
Net realized and unrealized gain (loss) on
 investment transactions                                    1.33          8.29        (2.37)        2.10          1.68        (0.25)
                                                       ---------     ---------    ---------    ---------     ---------    ---------
  Total from investment operations                          1.28          8.21        (2.42)        2.11          1.72        (0.17)
                                                       ---------     ---------    ---------    ---------     ---------    ---------
LESS DISTRIBUTIONS:
Dividend from net investment income.                        0.00          0.00         0.00        (0.02)        (0.12)        0.00
Distribution from net realized gains                       (0.49)        (1.01)       (0.96)       (0.65)        (1.30)        0.00
                                                       ---------     ---------    ---------    ---------     ---------    ---------
  Total distributions                                      (0.49)        (1.01)       (0.96)       (0.67)        (1.42)        0.00
                                                       ---------     ---------    ---------    ---------     ---------    ---------
Net asset value, end of year                              $18.99        $18.20       $11.00       $14.38        $12.94       $12.64
                                                       =========     =========    =========    =========     =========    =========
Total return1                                              7.35%        74.85%     (16.76%)       16.75%        13.73%      (1.33%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)                  $160,286      $148,700      $77,491      $86,987       $55,677      $44,939
                                                       =========     =========    =========    =========     =========    =========
Ratio of expenses to average net assets                    1.15%(a)(c)   1.15%(c)     1.15%(c)     1.14%(c)      1.05%(c)     0.81%
                                                       =========     =========    =========    =========     =========    =========
Ratio of net investment income (loss) to average
 net assets                                              (0.53%)(a)(c) (0.61%)(c)   (0.38%)(c)     0.12%(c)      0.38%(c)     0.65%
                                                       =========     =========    =========    =========     =========    =========
Portfolio turnover rate                                    35.1%         60.9%        54.4%        67.8%        135.4%       102.8%
                                                       =========     =========    =========    =========     =========    =========

------------
* Prior to May 1, 2000, the Small Cap Value Fund was named Small Capitalization Fund
(a) Annualized
(c) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.16%, 1.19%, 1.16%, 1.16% and 1.09%, and the ratio of net investment income to average net assets would have been (0.54%), (0.65%), (0.39%), 0.10% and 0.34%, respectively, for the period ended June 30, 2004 and the years ended December 31, 2003, December 31, 2002, December 31, 2001 and December 31, 2000.
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

THE EMERGING GROWTH FUND
For a Share Outstanding During the Year

                                                      SIX MONTHS
                                                         ENDED                          YEAR ENDED DECEMBER 31,
                                                     JUNE 30, 2004   ---------------------------------------------------------------
                                                      (UNAUDITED)      2003         2002         2001          2000         1999
                                                       ---------     ---------    ---------    ---------     ---------    ---------
Net asset value, beginning of year                        $17.48        $11.85       $20.46       $24.89        $49.68       $17.43
                                                       ---------     ---------    ---------    ---------     ---------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.08)        (0.13)       (0.14)       (0.13)        (0.26)       (0.11)
Net realized and unrealized gain (loss)
on investment transactions.                                 0.83          5.76        (8.47)       (3.78)       (11.62)       32.36
                                                       ---------     ---------    ---------    ---------     ---------    ---------
Total from investment operations                            0.75          5.63        (8.61)       (3.91)       (11.88)       32.25
                                                       ---------     ---------    ---------    ---------     ---------    ---------
LESS DISTRIBUTIONS:
Distribution from net realized gains                        0.00          0.00         0.00        (0.01)       (12.91)        0.00
Return of capital                                           0.00          0.00         0.00        (0.51)         0.00         0.00
                                                       ---------     ---------    ---------    ---------     ---------    ---------
Total distributions                                         0.00          0.00         0.00        (0.52)       (12.91)        0.00
                                                       ---------     ---------    ---------    ---------     ---------    ---------
Net asset value, end of year                              $18.23        $17.48       $11.85       $20.46        $24.89       $49.68
                                                       =========     =========    =========    =========     =========    =========
Total return1                                              4.29%        47.51%      (42.08%)     (15.84%)      (28.54%)     185.03%
                                                       =========     =========    =========    =========     =========    =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)        $114,771      $111,360      $74,681     $137,099      $139,774     $183,413
                                                       =========     =========    =========    =========     =========    =========
Ratio of expenses to average net assets                    1.05%(a)      1.09%(c)     1.05%(c)     1.04%         1.01%        1.04%
                                                       =========     =========    =========    =========     =========    =========
Ratio of net investment loss
to average net assets                                     (0.92%)(a)    (0.94%)(c)   (0.87%)(c)   (0.67%)       (0.68%)      (0.68%)
                                                       =========     =========    =========    =========     =========    =========
Portfolio turnover rate                                    92.2%        191.1%       163.6%       134.5%        145.3%       172.4%
                                                       =========     =========    =========    =========     =========    =========

------------
(a) Annualized.
(c) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.09% and 1.06%, and the ratio of net investment income to average net assets would have been (0.94%) and (0.88%), respectively, for the years ended December 31, 2003, and December 31, 2002.
1 - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

-------------------------------------------------------------------------------
THE LIMITED MATURITY BOND FUND
For a Share Outstanding During the Year


                                    SIX MONTHS
                                       ENDED              YEAR OR PERIOD ENDED DECEMBER 31,
                                   JUNE 30, 2004  -------------------------------------------------
                                    (UNAUDITED)     2003         2002          2001        2000*
                                     ---------    ---------    ---------     ---------    ---------
Net asset value, beginning of
period or year                          $10.57       $10.70       $10.35        $10.13       $10.00
                                     ---------    ---------    ---------     ---------    ---------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                     0.17         0.43         0.24          0.40         0.41
Net realized and unrealized gain
  on investment transactions             (0.11)       (0.12)        0.41          0.27         0.30
                                     ---------    ---------    ---------     ---------    ---------
  Total from investment operations        0.06         0.31         0.65          0.67         0.71
                                     ---------    ---------    ---------     ---------    ---------
LESS DISTRIBUTIONS:
Dividend from net investment
  income                                  0.00        (0.43)       (0.24)        (0.40)       (0.41)
Distribution from net realized
  gain                                    0.00        (0.01)       (0.06)        (0.05)       (0.17)
                                     ---------    ---------    ---------     ---------    ---------
Total distributions                       0.00        (0.44)       (0.30)        (0.45)       (0.58)
                                     ---------    ---------    ---------     ---------    ---------
Net asset value, end of period
  or year                               $10.63       $10.57       $10.70        $10.35       $10.13
Total return(1)                          0.57%        2.90%        6.25%         6.64%        7.18%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                           $48,091      $43,545      $42,941       $18,376      $10,898
                                     ---------    ---------    ---------     ---------    ---------
Ratio of expenses to average net
  assets                                 0.60%(a)     0.60%        0.63%         0.74%(c)     0.71%(a)
                                     ---------    ---------    ---------     ---------    ---------
Ratio of net investment income
  to average net assets                  3.62%(a)     3.62%        3.16%         4.96%(c)     6.01%(a)
                                     ---------    ---------    ---------     ---------    ---------
Portfolio turnover rate                  18.4%        26.7%       224.2%        173.9%       331.6%
                                     =========    =========    =========     =========    =========

------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
(a) Annualized.
(b) Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.77%, and the ratio of net investment income to average net assets would have been 4.93%, for the year ended December 31, 2001.
1 - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
THE LARGE CAP VALUE FUND**
For a Share Outstanding During the Year

                         SIX MONTHS ENDED                         YEAR OR PERIOD ENDED DECEMBER 31,
                          JUNE 30, 2004     -----------------------------------------------------------------------
                            (UNAUDITED)          2003              2002             2001                   2000*
                          -------------     -------------     -------------     -------------         -------------
Net asset value,
  beginning of year               $6.33             $5.26            $6.96             $8.74                $10.00
INCOME (LOSS)FROM
  INVESTMENT OPERATIONS:
Net investment income              0.02              0.04             0.04              0.04                  0.03
Net realized and
  unrealized gain (loss)
  on investment
  transactions                     0.11              1.06            (1.70)            (1.65)                (0.86)
                             ----------        ----------       ----------        ----------             ---------
    Total from investment
      operations                   0.13              1.10            (1.66)            (1.61)                (0.83)
                             ----------        ----------       ----------        ----------             ---------
LESS DISTRIBUTIONS:
Dividend from net
  investment income                0.00             (0.03)           (0.04)            (0.05)                (0.03)
Return of capital                  0.00              0.00             0.00             (0.12)                (0.40)
                             ----------        ----------       ----------        ----------             ---------
  Total distributions              0.00             (0.03)           (0.04)            (0.17)                (0.43)

Net asset value, end
  of period or year               $6.46             $6.33            $5.26             $6.96                 $8.74
                             ==========        ==========       ==========        ==========             =========
  Total return(1)                 2.07%            21.02%          (23.86%)          (18.62%)               (8.38%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period or year
  (in thousands)                 $8,589           $10,223           $11,397          $20,165               $30,099
                             ==========        ==========       ===========       ==========             =========
Ratio of expenses to
  average net assets              1.00%(a)(c)       1.00%(c)         0.91%(c)          0.91%(c)              0.81%(a)
                             ==========        ==========       ==========        ==========             =========
Ratio of net investment
  income average net to
  assets                          0.49%(a)(c)       0.56%(c)         0.54%(c)          0.56%(c)              0.36%(a)
                             ==========        ==========       ==========        ==========             =========
Portfolio turnover rate           42.7%             90.0%           102.9%            145.9%                 91.6%
                             ==========        ==========       ==========        ==========             =========


---------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
**   Prior to May 1, 2002, the Core Equity Fund was named Growth and Income
     Fund.
(a)  Annualized.
(b)  Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.07%, 1.08%, 0.92% and 0.92%, and the ratio of net investment income to average net assets would have been 0.41%, 0.48%, 0.53% and 0.55%, respectively, for the period ended June 30, 2004 and for the years ended December 31, 2003, December 31, 2002 and December 31, 2001.
1 - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

-------------------------------------------------------------------------------
THE INDEX 500 FUND
For a Share Outstanding During the Year


                         SIX MONTHS ENDED                         YEAR OR PERIOD ENDED DECEMBER 31,
                          JUNE 30, 2004     -----------------------------------------------------------------------
                            (UNAUDITED)          2003              2002             2001                   2000*
                          -------------     -------------     -------------     -------------         -------------
Net asset value,
  beginning of period or
  year                            $7.67             $6.05            $7.90             $9.08                $10.00
                             ----------        ----------       ----------        ----------             ---------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income              0.05              0.10             0.09              0.09                  0.07
Net realized and
  unrealized gain (loss)
  on investment
  transactions                     0.20              1.62            (1.85)            (1.18)                (0.91)
                             ----------        ----------       ----------        ----------             ---------
  Total from investment
    operations                     0.25              1.72            (1.76)            (1.09)                (0.84)
                             ----------        ----------       ----------        ----------             ---------
LESS DISTRIBUTIONS:
Dividend from net
  investment income                0.00             (0.10)           (0.09)            (0.09)                (0.07)
Return of capital                  0.00              0.00             0.00              0.00                 (0.01)
                             ----------        ----------       ----------        ----------             ---------
  Total distributions              0.00             (0.10)           (0.09)            (0.09)                (0.08)
                             ----------        ----------       ----------        ----------             ---------
Net asset value, end
  of period or year               $7.92             $7.67            $6.05             $7.90                 $9.08
                             ----------        ----------       ----------        ----------             ---------
  Total return(1)                  3.26%            28.41%         (22.28%)          (11.98%)               (8.40%)(b)

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period or year
  (in thousands)             $  244,162        $  234,020       $  174,429        $  202,902             $ 213,398
                             ==========        ==========       ==========        ==========             =========
Ratio of expenses to
  average net assets              0.25%(a)(c)       0.25%(c)         0.25%(c)          0.25%(c)              0.25%(a)(c)
                             ==========        ==========       ==========        ==========             =========
Ratio of net investment
  income to average net
    assets                        1.34%(a)(c)       1.47%(c)         1.35%(c)          1.17%(c)              1.08%(a)(c)
                             ==========        ==========       ==========        ==========             =========
Portfolio turnover rate            0.7%              0.9%             3.4%              1.2%                  2.7%
                             ==========        ==========       ==========        ==========             =========


---------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
(a)  Annualized.
(b)  Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.36, 0.38%, 0.36%, 0.39% and 0.37%, and the ratio of net investment income to average net assets would have been 1.23%, 1.34%, 1.24%, 1.02% and 0.97%, respectively, for the period ended June 30, 2004 and for the years ended December 31, 2003 , December 31, 2002, December 31, 2001 and the period ended December 31, 2000.
1 - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
THE MID CAP GROWTH FUND
For a Share Outstanding During the Year

                                                                                     YEAR OR PERIOD
                                            SIX MONTHS ENDED                         ENDED DECEMBER 31,
                                              JUNE 30, 2004     -----------------------------------------------------------------
                                               (UNAUDITED)          2003            2002             2001            2000*
                                              ------------      -----------     -----------       ----------       ---------
Net asset value, beginning of period or year         $6.33             $4.24          $6.29            $8.75          $10.00
                                               -----------       -----------     ----------       ----------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                  (0.02)            (0.03)         (0.03)           (0.05)          (0.03)
Net realized and unrealized gain (loss)
  on investment transactions                          0.21              2.12          (2.02)           (2.41)          (1.22)
                                               -----------       -----------     ----------       ----------       ---------
Total from investment operations                      0.19              2.09          (2.05)           (2.46)          (1.25)
                                               -----------       -----------     ----------       ----------       ---------
LESS DISTRIBUTIONS:
Distribution from net realized gains                  0.00              0.00           0.00             0.00            0.00
                                               -----------       -----------     ----------       ----------       ---------
Net asset value, end of period or year               $6.52             $6.33          $4.24            $6.29           $8.75
                                               ===========       ===========     ==========       ==========       =========
Total return(1)                                      3.00%            49.29%        (32.59%)         (28.11%)         (12.50%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in
  thousands)                                       $68,493           $65,052        $34,424          $45,434         $54,805
                                               ===========       ===========     ==========       ==========       =========
Ratio of expenses to average net assets              1.00%(a)(c)       1.00%(c)       0.99%(c)         1.00%(c)        1.00%(a)((c)
                                               ===========       ===========     ==========       ==========       =========
Ratio of net investment loss
  to average net assets                             (0.64%)(a)(c)    (0.59%)(c)     (0.57%)(c)       (0.70%)(c)      (0.60%)
                                               ===========       ===========     ==========       ==========       =========
Portfolio turnover rate                              85.5%            154.3%         230.4%           327.4%          202.5%
                                               ===========       ===========     ==========       ==========       =========

---------------
* For the period from May 1, 2000 (commencement of operations) through
  December 31, 2000.
(a) Annualized.
(b) Not annualized.
(c) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.02%, 1.05%, 1.05%, 1.09% and 1.08%, and the ratio of net investment income(loss) to average net assets would have been (0.66%), (0.64%), (0.63%), (0.81%) and (0.68%), respectively, for the period ended June 30, 2004 and the years ended December 31, 2003, December 31, 2002, and December 31, 2001 and the period ended December 31, 2000.
1 - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
-------------------------------------------------------------------------------
THE MID CAP VALUE FUND
For a Share Outstanding During the Year

                                                                                           YEAR OR PERIOD
                                            SIX MONTHS ENDED                            ENDED DECEMBER 31,
                                              JUNE 30, 2004     ------------------------------------------------------------------
                                               (UNAUDITED)          2003             2002              2001             2000*
                                              -------------     -------------    -------------     -------------    -------------
Net asset value, beginning of period or year         $13.05             $9.75           $10.83            $11.92           $10.00
                                              -------------     -------------    -------------     -------------    -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                  0.03              0.04             0.06              0.07             0.03
Net realized and unrealized gain (loss)
  on investment transactions                           1.02              3.55            (1.08)            (0.45)            2.37
                                              -------------     -------------    -------------     -------------    -------------
Total from investment operations                       1.05              3.59            (1.02)            (0.38)            2.40
                                              -------------     -------------    -------------     -------------    -------------
LESS DISTRIBUTIONS:
Dividend from net investment income                    0.00             (0.04)           (0.06)            (0.07)           (0.03)
Distribution from net realized gains                  (0.27)            (0.25)            0.00             (0.64)           (0.45)
                                              -------------     -------------    -------------     -------------    -------------
  Total distributions                                 (0.27)            (0.29)           (0.06)            (0.71)           (0.48)
                                              -------------     -------------    -------------     -------------    -------------
Net asset value, end of period or year               $13.83            $13.05            $9.75            $10.83           $11.92
                                              =============     =============    =============     =============    =============
Total return(1)                                       8.18%            36.84%          (9.42%)            (3.17%)          23.99%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in
  thousands)                                        $89,024           $81,042          $58,330           $61,633          $59,538
                                              =============     =============    =============     =============    =============
Ratio of expenses to average net assets               0.85%(a)          0.86%            0.85%             0.89%            0.90%(a)
                                              =============     =============    =============     =============    =============
Ratio of net investment income to average
  net assets                                          0.47%(a)          0.39%            0.55%             0.70%            0.38%(a)
                                              =============     =============    =============     =============    =============
Portfolio turnover rate                               38.4%             64.4%            91.4%            222.2%           213.0%
                                              =============     =============    =============     =============    =============

---------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
(a) Annualized.
(b) Not annualized.
1 - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
                                       63

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE LARGE CAP GROWTH FUND
For a Share Outstanding During the Year

                                                                                                    YEAR OR PERIOD
                                                                          SIX MONTHS ENDED         ENDED DECEMBER 31,
                                                                           JUNE 30, 2004     -------------------------------
                                                                            (UNAUDITED)          2003             2002*
                                                                           -------------     -------------    -------------
Net asset value, beginning of period or year                                      $10.53             $8.41           $10.00
                                                                           -------------     -------------    -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                               0.01              0.03             0.03
Net realized and unrealized gain (loss) on investment transactions                  0.38              2.12            (1.59)
                                                                           -------------     -------------    -------------
  Total from investment operations                                                  0.39              2.15            (1.56)
                                                                           -------------     -------------    -------------
LESS DISTRIBUTIONS:
Distribution from net investment income                                             0.00             (0.03)           (0.03)
                                                                           -------------     -------------    -------------
Net asset value, end of period or year                                            $10.92            $10.53            $8.41
                                                                           =============     =============    =============
Total return(1)                                                                    3.70%            25.61%         (15.60%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)                                 $21,230           $16,099           $5,090
                                                                           =============     =============    =============
Ratio of expenses to average net assets                                            0.96%(a)          1.00%(c)         0.98%(a)(c)
                                                                           =============     =============    =============
Ratio of net investment income to average net assets                               0.27%(a)          0.51%(c)         0.70%(a)(c)
                                                                           =============     =============    =============
Portfolio turnover rate                                                            24.0%             27.5%            34.6%
                                                                           =============     =============    =============

------------
* For the period from May 1, 2002 (commencement of operations) through December 31, 2002.
(a) Annualized.
(b) Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.27% and 2.11%, and the ratio of net investment income to average net assets would have been 0.24% and (0.43%), respectively, for the year ended December 31, 2003 and the period ended December 31, 2002.
1 - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.


--------------------------------------------------------------------------------
THE STRATEGIC VALUE FUND
For a Share Outstanding During the Year

                                                                                 YEAR OR PERIOD
                                                      SIX MONTHS ENDED          ENDED DECEMBER 31,
                                                       JUNE 30, 2004     -------------------------------
                                                        (UNAUDITED)          2003             2002*
                                                       -------------     -------------    -------------
Net asset value, beginning of period or year                  $10.57             $8.54           $10.00
                                                       -------------     -------------    -------------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income                                           0.02              0.07             0.03
Net realized and unrealized
 gain (loss) on investment transactions                         0.97              2.07            (1.46)
                                                       -------------     -------------    -------------
Total from investment operations                                0.99              2.14            (1.43)
                                                       -------------     -------------    -------------
LESS DISTRIBUTIONS:
Dividend from net investment income                             0.00             (0.07)           (0.03)
Dividend from net realized gains                                0.00             (0.04)            0.00
                                                       -------------     -------------    -------------
Total distributions                                             0.00             (0.11)           (0.03)
                                                       -------------     -------------    -------------
Net asset value, end of period or year                        $11.56            $10.57            $8.54
                                                       =============     =============    =============
Total return(1)                                                9.37%            25.13%          (14.25%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)             $22,089           $16,025           $7,417
                                                       =============     =============    =============
Ratio of expenses to average net assets                        1.15%(a)          1.25%(c)         1.24%(a)(c)
                                                       =============     =============    =============
Ratio of net investment income to average net assets           0.42%(a)          0.54%(c)         0.82%(a)(c)
                                                       =============     =============    =============
Portfolio turnover rate                                         8.8%             16.8%            20.6%
                                                       =============     =============    =============

------------
* For the period from May 1, 2002 (commencement of operations) through December 31, 2002.
(a) Annualized.
(b) Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.26% and 2.24%, and the ratio of net investment income to average net assets would have been 0.53% and (0.18%), respectively, for the year ended December 31, 2003 and the period ended December 31, 2002.
1 - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
                                       64

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
THE REIT FUND
For a Share Outstanding During the Year

                                                                                        YEAR OR PERIOD
                                                       SIX MONTHS ENDED                ENDED DECEMBER 31,
                                                        JUNE 30, 2004          --------------------------------------
                                                         (UNAUDITED)                 2003                2002*
                                                      -----------------        -----------------    -----------------
Net asset value, beginning of period or year                     $11.53                    $9.00               $10.00
                                                      -----------------        -----------------    -----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                              0.17                     0.36                 0.25
Net realized and unrealized gain (loss)
 on investment transactions                                        0.61                     2.83                (1.01)
                                                      -----------------        -----------------    -----------------
 Total from investment operations                                  0.78                     3.19                (0.76)
                                                      -----------------        -----------------    -----------------
LESS DISTRIBUTIONS:
Dividend from net investment income                                0.00                    (0.37)               (0.24)
Distribution from net realized gains                              (0.01)                   (0.29)                0.00
                                                      -----------------        -----------------    -----------------
 Total distributions                                              (0.01)                   (0.66)               (0.24)
                                                      -----------------        -----------------    -----------------
Net asset value, end of period or year                           $12.30                   $11.53                $9.00
                                                      =================        =================    =================
 Total return(1)                                                  6.77%                   35.49%               (7.55%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)                $19,789                  $16,881               $5,507
                                                      =================        =================    =================
Ratio of expenses to average net assets                           1.10%(a)(c)              1.25%(c)             1.22%(a)(c)
                                                      =================        =================    =================
Ratio of net investment income
 to average net assets                                            2.67%(a)(c)              4.87%(c)             5.31%(a)(c)
                                                      =================        =================    =================
Portfolio turnover rate                                           49.5%                    68.9%                45.4%
                                                      =================        =================    =================

---------------
* For the period from May 1, 2002 (commencement of operations) through December 31, 2002. (a) Annualized.
(b) Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.11%, 1.34% and 2.25%, and the ratio of net investment income to average net assets would have been (2.67%), 4.78% and 4.28%, respectively, for the period ended June 30, 2004 and for the year ended December 31, 2003 and the period ended December 31, 2002.
1 - Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2004 (UNAUDITED)
-------------------------------------------------------------------------------

1 - SIGNIFICANT ACCOUNTING POLICIES

    Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company and The Penn Insurance and Annuity Company insurance contracts.

    Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Core Equity, Index 500, Mid Cap Growth, Mid Cap Value, Large Cap Growth, Strategic Value, and REIT Funds ("the Funds"). It is authorized under its Articles of Incorporation to issue a separate class of shares in three additional funds. The Fund would have its own investment objective and policy.

    The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    INVESTMENT VALUATION:
    MONEY MARKET FUND - Investments in securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed. Penn Series maintains a dollar weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Penn Series Board of Directors ("the Board") has established procedures reasonably designed to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. The Board performs regular review and monitoring of the valuation in an attempt to avoid dilution or unfair results to shareholders.

    QUALITY BOND, HIGH YIELD BOND, GROWTH EQUITY, LARGE CAP VALUE, FLEXIBLY MANAGED, INTERNATIONAL EQUITY, SMALL CAP VALUE, EMERGING GROWTH, LIMITED MATURITY BOND, CORE EQUITY, INDEX 500, MID CAP GROWTH, MID CAP VALUE, LARGE CAP GROWTH, STRATEGIC VALUE AND REIT FUNDS - Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. When market quotations are not readily available, or when restricted or other assets are being valued, the securities or assets will be valued at fair value under procedures approved by the Board.

    The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

    FOREIGN CURRENCY TRANSLATION - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange, purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

    The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

    SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex- dividend date and interest income is accrued as earned. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

    DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Core Equity, Index 500, Mid Cap Growth, Mid Cap Value, Large Cap Growth, Strategic Value and REIT Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly.

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2004 (UNAUDITED)
-------------------------------------------------------------------------------

    Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains for book purposes may involve short-term capital gains, which are included as ordinary income for tax purposes.

    FEDERAL INCOME TAXES: The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue code as applicable to regulated investment companies, and to distribute all of their taxable income, including realized gains, to their shareholders. Therefore, no federal income tax provision is required.

2 - DERIVATIVE FINANCIAL INSTRUMENTS

    The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

    The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

    FUTURES CONTRACTS - Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Index 500 Fund has entered into futures contracts during the six months ended June 30, 2004. Open futures contracts held by the Index 500 Fund at June 30, 2004 were as follows:


                                                       FUTURES      EXPIRATION          UNIT                          CURRENT VALUE
                     TYPES                            CONTRACT         DATE       (@250 PER UNIT)    CLOSING PRICE   (IN THOUSANDS)
------------------------------------------------    -------------   ----------    ---------------    -------------   --------------
Buy/Long                                            S&P 500 Index     9/17/04            33            $1,140.40         $9,408


    OPTIONS - Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. Premiums received from writing options, which expire, are treated as realized gains. Premiums received from writing options, which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium increases the cost basis of the securities purchased by a Fund. As writer of an option, the Fund may have no control over whether the underlying securities may be sold (call) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. No option contracts were open as of June 30, 2004.

    FORWARD FOREIGN CURRENCY CONTRACTS - The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

    Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The International Equity Fund has entered into forward foreign currency contracts during the six months ended June 30, 2004. Open forward foreign currency contracts held by the International Equity Fund at June 30, 2004 were as follows:

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2004 (UNAUDITED)
-------------------------------------------------------------------------------


                                                                                               UNREALIZED
                 FORWARD                       FOREIGN                   U.S.        U.S.       FOREIGN
                 FOREIGN         EXPIRATION    CURRENCY    FORWARD     CONTRACT    CONTRACT     EXCHANGE
                 CURRENCY           DATE       CONTRACT      RATE       AMOUNT      VALUE     GAIN/(LOSS)
                                                (000s)                  (000s)      (000s)       (000s)
            ------------------   ----------    --------   ---------    --------    --------   -----------
Buy         Australian Dollar     07/16/04       7,665      1.43917      5,893       5,326         (567)
Buy         Australian Dollar     09/01/04      13,546      1.44676     10,151       9,363         (788)
Buy         Australian Dollar     11/12/04      13,887      1.45703      9,429       9,531         (102)
Buy         Australian Dollar     12/13/04       6,718      1.46139      4,549       4,597          (48)
Buy         Australian Dollar     12/13/04       4,527      1.46127      3,052       3,098          (46)
Buy         European Currency     07/16/04      20,948      0.82101     26,607      25,515       (1,092)
Buy         European Currency     11/12/04       7,693      0.82199      9,180       9,359          179
Buy         Japanese Yen          09/08/04     738,500    109.01978      7,031       6,774         (257)
Buy         Japanese Yen          11/12/04     844,060    108.63063      7,666       7,770          104
Buy         Swiss Franc           07/16/04       6,700      1.25163      5,470       5,353         (117)
Buy         British Pound         07/16/04      11,225      0.55203     20,730      20,334         (396)
Buy         British Pound         09/01/04      12,165      0.55434     22,052      21,945         (107)
Sell        Australian Dollar     07/16/04       4,550      1.43942      3,445       3,161          284
Sell        Australian Dollar     07/16/04       3,115      1.43946      2,341       2,164          177
Sell        Australian Dollar     09/01/04       5,519      1.44666      4,140       3,815          325
Sell        Australian Dollar     09/01/04       8,027      1.44683      5,878       5,548          330
Sell        Australian Dollar     10/18/04       4,416      1.45359      3,150       3,038          112
Sell        Australian Dollar     10/18/04      11,651      1.45383      8,358       8,014          344
Sell        Australian Dollar     11/12/04      13,887      1.45703      9,758       9,531         (227)
Sell        European Currency     07/16/04       9,450      0.82103     11,725      11,510          215
Sell        European Currency     07/16/04       5,198      0.82104      6,419       6,331           88
Sell        European Currency     09/01/04       7,461      0.82161      9,238       9,081          157
Sell        European Currency     09/01/04       7,461      0.82161      9,193       9,081          112
Sell        European Currency     11/12/04       7,693      0.82199      9,079       9,359         (280)
Sell        Japanese Yen          09/08/04     738,500    109.01978      6,706       6,774          (68)
Sell        Japanese Yen          11/12/04     844,060    108.63063      7,462       7,770         (308)
Sell        Swiss Franc           07/16/04       2,520      1.25186      2,040       2,013           27
Sell        Swiss Franc           07/16/04       2,500      1.25188      2,028       1,997           31
Sell        Swiss Franc           09/01/04       1,899      1.25016      1,495       1,519          (24)
Sell        Swiss Franc           09/01/04       2,079      1.24940      1,650       1,664          (14)
Sell        British Pound         07/16/04       6,735      0.55200     12,024      12,201         (177)
Sell        British Pound         09/01/04       6,165      0.55436     11,154      11,121           33
Sell        British Pound         09/01/04       6,000      0.55432     11,000      10,824          176
Sell        British Pound         09/17/04       2,800      0.55511      4,948       5,044          (96)
Sell        British Pound         09/17/04      11,645      0.55516     20,536      20,976         (440)
                                        Net unrealized foreign exchange depreciation            $(2,460)
                                                                                                =======


3 - INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

INVESTMENT ADVISORY SERVICES
    Independence Capital Management, Inc. ("ICMI"), a wholly owned subsidiary of The Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds.

    T. Rowe Price Associates, Inc. ("Price Associates") is sub-adviser to the Flexibly Managed and the High Yield Bond Funds pursuant to an investment sub-advisory agreement entered into by ICMI and Price Associates on May 1, 1998. As sub-adviser, Price Associates provides investment management services to the Funds.

    Putnam Investment Management, LLC ("Putnam") is sub-adviser to the Large Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Putnam on May 1, 2000. As sub-adviser, Putnam provides investment management services to the Fund.

    Wells Capital Management Incorporated ("Wells") is sub-adviser to the Index 500 Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Wells on May 1, 2000. As sub-adviser, Wells provides investment management services to the Fund.

    Turner Investment Partners, Inc. ("Turner") is sub-adviser to the Mid Cap Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Turner on May 1, 2000. As sub-adviser, Turner provides investment management services to the Fund.

    Neuberger Berman Management, Inc. ("Neuberger Berman") is sub-adviser to the Mid Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Neuberger Berman on May 1, 2000. As sub-adviser, Neuberger Berman provides investment management services to the Fund.

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2004 (UNAUDITED)
-------------------------------------------------------------------------------

    Royce & Associates, Inc. ("Royce") is sub-adviser to the Small Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Royce on May 1, 2000. As sub-adviser, Royce provides investment management services to the Fund.

    Vontobel USA Inc. ("Vontobel") is sub-adviser to the International Equity Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Vontobel on May 1, 1998. As sub-adviser, Vontobel provides investment management services to the Fund. Vontobel is a wholly owned subsidiary of Vontobel Holding AG, and an affiliate of Bank Vontobel AG.

    RS Investments ("RSI") is sub-adviser to the Emerging Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and RSI on April 26, 1998. As sub-adviser, RSI provides investment management services to the Fund.

    Franklin Templeton Investments ("Franklin Advisers") is sub-adviser to the Large Cap Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Franklin on May 1, 2002. As sub-adviser, Franklin Advisers provides investment management services to the Fund.

     Lord Abbett & Co. ("Lord Abbett") is sub-adviser to the Strategic Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Lord Abbett on May 1, 2002. As sub-adviser, Lord Abbett provides investment management services to the Fund.

    Heitman Real Estate Securities LLC ("Heitman") is sub-adviser to the REIT Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Heitman on May 1, 2002. As sub-adviser, Heitman provides investment management services to the Fund.

    Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; Growth Equity Fund: 0.65% for the first $100 million and 0.60% thereafter; Flexibly Managed Fund: 0.60%; High Yield Bond Fund: 0.50%; International Equity Fund: 0.85%; Large Cap Value Fund: 0.60%; Small Cap Value
Fund: 0.85%; Emerging Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Limited Maturity Bond Fund: 0.30%; Core Equity Fund: 0.50%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Large Cap Growth Fund: 0.55%; Strategic Value
Fund: 0.72% and REIT Fund: 0.70%.

    For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

ADMINISTRATIVE AND CORPORATE SERVICES
    Under an administrative and corporate service agreement, The Penn Mutual Life Insurance Company ("Penn Mutual") serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund's average daily net assets.

EXPENSES AND LIMITATIONS THEREON
    Each Fund bears all expenses of its operations other than those incurred by the investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate service agreement. The investment adviser, sub-advisers and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows: Money Market:
0.80%; Quality Bond: 0.90%; High Yield Bond: 0.90%; Growth Equity: 1.00%; Large Cap Value: 1.00%; Flexibly Managed: 1.00%; International Equity: 1.50%; Small Cap Value: 1.15%; Emerging Growth: 1.15%; Limited Maturity Bond: 0.90%; Core Equity: 1.00%; Index 500: 0.40%; Mid Cap Growth: 1.00%; Mid Cap Value:
1.00%; Large Cap Growth: 1.00%; Strategic Value: 1.25% and REIT: 1.25%.

    Fees were paid to non-affiliated Directors of Penn Series for the year ended December 31, 2003. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 - RELATED PARTY TRANSACTIONS

    Certain benefit plans of Penn Mutual own annuity contracts that are invested in the following Funds as of June 30, 2004:

(DOLLAR AMOUNTS IN THOUSANDS)


FUND                                                                      ASSETS
 ---------------------------------------------------------------------   -------
Money Market Fund                                                        $   507
Quality Bond Fund                                                         38,510

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2004 (UNAUDITED)
-------------------------------------------------------------------------------

4 - RELATED PARTY TRANSACTIONS (CONTINUED)
(DOLLAR AMOUNTS IN THOUSANDS)


FUND                                                                      ASSETS
 ---------------------------------------------------------------------   -------
High Yield Bond Fund                                                     $   699
Growth Equity Fund                                                        11,445
Large Cap Value Fund                                                       3,255
Flexibly Managed Fund                                                     23,851
International Equity Fund                                                 15,138
Small Cap Value Fund                                                       7,348
Emerging Growth Fund                                                       6,045
Limited Maturity Bond Fund                                                 7,277
Core Equity Fund                                                           6,942
Index 500 Fund                                                            14,451
Mid Cap Growth Fund                                                        4,328
Strategic Value Fund                                                       1,536
REIT Fund                                                                    944


    Certain Funds effect trade for security purchase and sale transactions through brokers that are affiliates of the advisor of the sub-advisors. Commissions paid on those trades from the Funds for the six months ended June 30, 2004 were as follows:

(DOLLAR AMOUNTS IN THOUSANDS)


FUND                                                                      ASSETS
 ----------------------------------------------------------------------   ------
Flexibly Managed Fund                                                       $ 7
Emerging Growth Fund                                                          1
Mid Cap Value Fund                                                           18


    Additionally, Penn Mutual has provided seed capital that has been invested in the following Funds as of June 30, 2004:

(DOLLAR AMOUNTS IN THOUSANDS)


FUND                                                                      ASSETS
 ----------------------------------------------------------------------   ------
Large Cap Growth Fund                                                     $1,306
Strategic Value Fund                                                         717
REIT Fund                                                                  1,343


    The sub-advisor of the High Yield Bond Fund and the Flexibly Managed Fund is also the advisor of the T. Rowe Price Reserve Investment Fund in which these Funds invest.

5 - CAPITAL STOCK

    At June 30, 2004, there were two billion and five hundred million shares of $.10 par value capital stock and two billion and seven hundred fifty million shares of $0.0001 shares of capital stock authorized for Penn Series. The capital stock is divided into classes as set forth in the following table:

(SHARE AMOUNTS IN THOUSANDS)


CLASS                                               PAR VALUE   NUMBER OF SHARES
 -----------------------------------------------    ---------   ----------------
Money Market Fund Common Stock                       $0.1000         500,000
Quality Bond Fund Common Stock                        0.1000         250,000

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2004 (UNAUDITED)
-------------------------------------------------------------------------------

5 - CAPITAL STOCK (CONTINUED)
(SHARE AMOUNTS IN THOUSANDS)


CLASS                                               PAR VALUE   NUMBER OF SHARES
 -----------------------------------------------    ---------   ----------------
High Yield Bond Fund Common Stock                    0.1000          250,000
Growth Equity Fund Common Stock                      0.1000          250,000
Large Cap Value Fund Common Stock                    0.1000          250,000
Flexibly Managed Fund Common Stock                   0.1000          250,000
International Equity Fund Common Stock               0.1000          250,000
Small Cap Value Fund Common Stock                    0.1000          250,000
Emerging Growth Fund Common Stock                    0.1000          250,000
Limited Maturity Bond Fund Common Stock              0.0001          250,000
Core Equity Fund Common Stock                        0.0001          250,000
Index 500 Fund Common Stock                          0.0001          250,000
Mid Cap Growth Fund Common Stock                     0.0001          250,000
Mid Cap Value Fund Common Stock                      0.0001          250,000
Large Cap Growth Fund Common Stock                   0.0001          250,000
Strategic Value Fund Common Stock                    0.0001          250,000
REIT Fund Common Stock                               0.0001          250,000
Class D Common Stock                                 0.0001          250,000
Class E Common Stock                                 0.0001          250,000
Class F Common Stock                                 0.0001          250,000


Transactions in capital stock of Penn Series Funds, Inc. were as follows:

(SHARE AND DOLLAR AMOUNTS IN THOUSANDS)


                                                                                     THE SIX MONTHS ENDED JUNE 30, 2004:
                                                                                                SHARES ISSUED
                                                                             RECEIVED FOR            FOR               PAID FOR
                                                                             SHARES SOLD         REINVESTMENT      SHARES REDEEMED
                                                                           ----------------    ----------------    ----------------
                                                                          SHARES    AMOUNT    SHARES     AMOUNT    SHARES    AMOUNT
                                                                          ------    -------   ------    -------    ------   -------
Money Market Fund                                                         33,421    $33,421     306     $   264    43,936   $43,936
Quality Bond Fund                                                          1,410     15,009      --           1     1,119    11,851
High Yield Bond Fund                                                         833      6,494       3          24     1,042     8,107
Growth Equity Fund                                                           191      2,150      --          --       905    10,227
Large Cap Value Fund                                                         333      5,914      --           5     1,406    24,965
Flexibly Managed Fund                                                      2,769     66,970     502      11,619       864    20,866
International Equity Fund                                                    408      5,854      16         221       660     9,496
Small Cap Value Fund                                                         697     13,322     236       4,045       665    12,558
Emerging Growth Fund                                                         363      6,611      --          --       435     7,826
Limited Maturity Bond Fund                                                 1,079     11,454      --          --       674     7,183
Core Equity Fund                                                              43        273      --           1       330     2,113
Index 500 Fund                                                             2,584     20,208      --          --     2,276    17,793
Mid Cap Growth Fund                                                          994      6,460      --          --       770     4,941
Mid Cap Value Fund                                                           437      5,941     130       1,681       338     4,566
Large Cap Growth Fund                                                        639      6,873      --          --       225     2,403
Strategic Value Fund                                                         623      6,940      --          --       229     2,525
REIT Fund                                                                    604      7,312       1          16       460     5,453

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2004 (UNAUDITED)
-------------------------------------------------------------------------------

5 - CAPITAL STOCK (CONTINUED)
(SHARE AMOUNTS IN THOUSANDS)


                                                                                     THE YEAR ENDED DECEMBER 31, 2003:
                                                                                              SHARES ISSUED
                                                                           RECEIVED FOR            FOR                PAID FOR
                                                                           SHARES SOLD         REINVESTMENT       SHARES REDEEMED
                                                                         ----------------    ----------------    ------------------
                                                                        SHARES    AMOUNT    SHARES     AMOUNT    SHARES     AMOUNT
                                                                        ------    -------   ------    -------    -------   --------
Money Market Fund                                                       89,788    $89,788    1,239    $ 1,239    140,507   $140,507
Quality Bond Fund                                                        3,807     41,149      933      9,848      3,240     35,194
High Yield Bond Fund                                                     2,656     20,070      824      6,298      2,121     16,028
Growth Equity Fund                                                         757      7,695        2         24      2,323     23,405
Large Cap Value Fund                                                     1,398     21,091      188      3,227      2,104     31,598
Flexibly Managed Fund                                                    4,513     94,141      880     20,345      3,630     72,968
International Equity Fund                                                2,771     30,308       55        736      3,160     34,708
Small Cap Value Fund                                                     1,792     26,923      439      7,799      1,105     14,980
Emerging Growth Fund                                                     1,121     16,328       --         --      1,053     14,701
Limited Maturity Bond Fund                                               1,772     19,212      167      1,763      1,832     19,946
Core Equity Fund                                                           129        717        9         56        689      3,768
Index 500 Fund                                                           5,476     36,673      386      2,902      4,156     27,656
Mid Cap Growth Fund                                                      3,348     18,012       --         --      1,187      5,961
Mid Cap Value Fund                                                         978     11,106      136      1,743        890      9,487
Large Cap Growth Fund                                                    1,078     10,135        5         50        159      1,477
Strategic Value Fund                                                       799      7,269       16        170        167      1,532
REIT Fund                                                                  936      9,964       78        889        162      1,704


6 - COMPONENTS OF NET ASSETS
(DOLLAR AMOUNTS IN THOUSANDS)

    At June 30, 2004, Net Assets consisted of the following:


                                                               MONEY     QUALITY    HIGH YIELD      GROWTH     LARGE CAP   FLEXIBLY
                                                               MARKET      BOND        BOND         EQUITY       VALUE      MANAGED
                                                                FUND       FUND        FUND          FUND        FUND        FUND
                                                              -------    --------   ----------    ---------    ---------   --------
Capital paid in                                               $89,698    $172,710    $ 90,421     $ 231,348    $191,039    $589,974
Undistributed net investment income (loss)                         --       3,657       3,019            87       1,461       6,394
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange                                --        (821)    (12,255)     (147,228)     (7,561)     14,481
Net unrealized appreciation (depreciation) in value of
  investments, futures contracts and foreign currency
  related items                                                    --        (177)        472         8,823      29,980     185,021
                                                              -------    --------    --------     ---------    --------    --------
Total Net Assets                                              $89,698    $175,369    $ 81,657     $  93,030    $214,919    $795,870
                                                              =======    ========    ========     =========    ========    ========



                                                                                              LIMITED
                                           INTERNATIONAL    SMALL CAP   EMERGING GROWTH    MATURITY BOND    CORE EQUITY   INDEX 500
                                                FUND          FUND            FUND              FUND           FUND          FUND
                                           -------------    ---------   ---------------    -------------    -----------   ---------
Capital paid in                               $137,057      $120,032        $172,208          $47,451        $ 19,715     $ 290,551
Undistributed net investment income
  (loss)                                           224          (410)           (522)             779              23         1,595
Accumulated net realized gain (loss) on
  investment transactions and foreign
  exchange                                     (25,810)       16,016         (74,452)            (146)        (12,366)      (12,114)
Net unrealized appreciation
  (depreciation) in value of investments,
  futures contracts and foreign currency
  related items                                 24,801        24,648          17,537                7           1,217       (35,870)
                                              --------      --------        --------          -------        --------      --------
Total Net Assets                              $136,272      $160,286        $114,771          $48,091        $  8,589      $244,162
                                              ========      ========        ========          =======        ========      ========

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2004 (UNAUDITED)
-------------------------------------------------------------------------------

6 - COMPONENTS OF NET ASSETS (CONTINUED)
    (DOLLAR AMOUNTS IN THOUSANDS)


                                                                             MID CAP    MID CAP    LARGE CAP    STRATEGIC
                                                                              GROWTH     VALUE       GROWTH       VALUE       REIT
                                                                               FUND       FUND        FUND        FUND        FUND
                                                                             --------   -------    ---------    ---------   -------
Capital paid in                                                              $ 88,052   $68,553     $18,852      $18,312    $16,858
Undistributed net investment income (loss)                                       (214)      201          26           45        179
Accumulated net realized gain (loss) on investment
 transactions and foreign exchange                                            (28,393)    7,764         773           50      1,023
Net unrealized appreciation (depreciation) in value of investments,
  futures contracts and foreign currency related items                          9,048    12,506       1,579        3,682      1,729
                                                                             --------   -------     -------      -------    -------
Total Net Assets                                                             $ 68,493   $89,024     $21,230      $22,089    $19,789
                                                                             ========   =======     =======      =======    =======


7 - PURCHASES AND SALES OF INVESTMENTS
    (DOLLAR AMOUNTS IN THOUSANDS)

    During the six months ended June 30, 2004, the Funds made the following purchases and sales of portfolio securities, excluding U.S. Government and Agency Obligations and short term securities having maturities of one year or less:


                                                             PURCHASES    SALES
                                                            ----------  --------
Quality Bond Fund                                           $  8,939    $ 10,063
High Yield Bond Fund                                          28,805      27,908
Growth Equity Fund                                            69,532      79,845
Large Cap Value Fund                                          49,610      67,315
Flexibly Managed Fund                                        139,161      70,916
International Equity Fund                                     27,685      30,777
Small Cap Value Fund                                          50,097      57,278
Emerging Growth Fund                                          99,629     101,827
Limited Maturity Bond Fund                                     1,997       2,014
Core Equity Fund                                               3,941       5,687
Index 500 Fund                                                 6,008       1,222
Mid Cap Growth Fund                                           57,301      56,399
Mid Cap Value Fund                                            32,939      31,951
Large Cap Growth Fund                                          9,020       4,313
Strategic Value Fund                                           5,473       1,546
REIT Fund                                                     11,917       9,552


8 - SECURITIES LOANS

    Each portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or first tier securities, as defined by Rule 2a-7 of the Investment Company Act of 1940, or of comparable quality if unrated. The value of the collateral is at least 102% of the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity.

    Lending securities involves certain risk that the Portfolio may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2004 (UNAUDITED)
-------------------------------------------------------------------------------

8 - SECURITIES LOANS (CONTINUED)

    At June 30, 2004, securities lending activities are summarized as follows:

(DOLLAR AMOUNTS IN THOUSANDS)


                                                                                  MARKET VALUE OF     MARKET VALUE OF   INCOME FROM
PORTFOLIO                                                                       SECURITIES ON LOAN      COLLATERAL        LENDING#
----------------------------------------------------------------------------    ------------------    ---------------   -----------
International Equity Fund                                                             $ 4,284             $ 4,540           $12
Small Cap Value Fund                                                                    9,598              10,136            24
Emerging Growth Fund                                                                   15,641              16,040            16
Mid Cap Growth Fund                                                                    22,503              22,992            11
Mid Cap Value Fund                                                                     22,668              23,352            14


#Income earned for the period is included in interest income on the Statement of Operations.

9 - FEES PAID INDIRECTLY

    Certain sub-advisors have directed certain portfolio trades to a broker. A portion of the commissions paid to that broker have been recaptured by the Funds. The recaptured commissions for the six months ended June 30, 2004 were as follows:

(DOLLAR AMOUNTS IN THOUSANDS)


PORTFOLIO                                                     OVERALL REDUCTION:
 ----------------------------------------------------------   ------------------
Growth Equity Fund                                                    $3
Large Cap Value Fund                                                  21
Flexibly Managed Fund                                                 31
International Equity Fund                                             33
Mid Cap Growth Fund                                                   24
Mid Cap Value Fund                                                    16


10 - CREDIT AND MARKET RISK

    The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or preferable to do so.

11 - CAPITAL LOSS CARRYOVERS

Capital loss carryovers expire as follows:


                                                              HIGH                                                          LIMITED
                                                             YIELD      GROWTH    LARGE CAP    INTERNATIONAL    EMERGING   MATURITY
                                                              BOND      EQUITY      VALUE          EQUITY        GROWTH      BOND
                                                              FUND       FUND        FUND           FUND          FUND       FUND
                                                            -------    --------   ---------    -------------    --------   --------
2004                                                        $   520    $     --    $    --        $    --       $    --      $ --
2005                                                             --          --         --             --            --        --
2006                                                             15          --         --             --            --        --
2007                                                            862          --         --             --            --        --
2008                                                          2,950          --         --             --            --        --
2009                                                          5,143      92,632         --         18,225        46,539        --
2010                                                          3,195      46,866     11,438         15,632        35,617        --
2011                                                            251      10,938      5,357             --            --       178
                                                            -------    --------    -------        -------       -------      ----
 Total                                                      $12,936    $150,436    $16,795        $33,857       $82,156      $178


--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

11 - CAPITAL LOSS CARRYOVERS (CONTINUED)


                                                                                            CORE      INDEX     MID CAP   LARGE CAP
                                                                                           EQUITY      500      GROWTH      GROWTH
                                                                                            FUND       FUND      FUND        FUND
                                                                                          -------    -------    -------   ---------
2004                                                                                      $    --    $    --    $    --      $--
2005                                                                                           --         --         --       --
2006                                                                                           --         --         --       --
2007                                                                                           --         --         --       --
2008                                                                                           --         --         --       --
2009                                                                                        9,432        737     22,000       --
2010                                                                                        2,782     11,374     12,119       49
2011                                                                                          585         --         --       --
                                                                                          -------    -------    -------      ---
 Total                                                                                    $12,799    $12,111    $34,119      $49


12 - CHANGE IN INDEPENDENT AUDITOR

    On May 20th 2004, Ernst & Young LLP (E&Y) was dismissed as independent auditor for the Funds. KPMG LLP (KPMG) was selected as the Funds' independent auditor. The Funds' selection of KPMG as its independent auditor was recommended by the Funds' audit committee and was approved by the Funds' Board of Trustees.

    The reports of the financial statements audited by E&Y for each of the years in the five-year period ended December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Item 2.  Code of Ethics

         Not applicable to semiannual reports

Item 3.  Audit Committee Financial Expert

         Not applicable to semiannual reports

Item 4.  Principal Accountant Fees and Services

         Not applicable to semiannual reports

Item 5.  Audit Committee of Listed Registrants

         Not applicable to semiannual reports

Item 6.  Schedule of Investment

         Not applicable. The complete schedule of investments is included in
         Item 1 of this Form N-CSR.


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable

Item 8.  Purchase of Equity Securities by Closed-End Management
         Investment Company and Affiliated Purchasers

         Not applicable

Item 9.  Submission of Matters to a Vote of Securities Holders.

         Not applicable

Item 10. Controls and Procedures

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based upon their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the trust's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits

(a) (1) Not applicable to semiannual reports.
    (2) Certifications pursuant to Rule 30a-2(a) under the Investment
        Company Act

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

     /s/ Peter M. Sherman
-------------------------------
By:      Peter M. Sherman
         President
Date:    August 19, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     /s/ Peter M. Sherman
-------------------------------
By:      Peter M. Sherman
         President
Date:    August 19, 2004

     /s/ Clay Luby
-------------------------------
By:      Clay Luby
         Controller
Date:    August 19, 2004